5

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                    FORM 8-K





 Current Report Pursuant to Section 13 or 15(d) of The Securities Act of 1934

     Date of Report (Date of Earliest Event Reported) September 16, 1997




                        GENERAL ACCEPTANCE CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                     Commission File Number:     0-25760







Indiana                                                          35-1739977
(State or other jurisdiction              (IRS Employer Identification No.)
of incorporation or organization)



1025 Acuff Road
Bloomington, Indiana                                                  47404
(Address of Principal Executive Offices)                         (Zip Code)





              Registrant's telephone number:     (812) 337-6000

ITEM  5.          OTHER  EVENTS

     The press release dated September 17, 1997, attached hereto as Exhibit 99.2, is incorporated herein by reference.

     The sale of the convertible notes described in the press release attached hereto as Exhibit 99.2 involved, subject to shareholder approval, the granting of conversion rights and the issuance of warrants at per share conversion and exercise prices which were below the market value of the Company's common
stock.    Accordingly,  as  prescribed  by  generally  accepted  accounting principles, the Company expects to record a "prepaid guarantee fee" of approximately $24.1 million, with an offsetting increase to additional paid-in capital. This represents the number of shares issuable at a conversion or exercise price of $1.00 per share times the per share discount from market value. The prepaid guarantee fee will be charged to operations ratably over the term of the guarantee which runs from September 16, 1997 to January 1, 1999. The quarterly charge to operations associated with the guarantee fee will be approximately $776,000 for the third quarter of 1997, and approximately $4.7 million for the fourth quarter of 1997 and for each quarter of 1998. On a per share basis, the charge will be approximately $(0.13) for the third quarter of 1997 and $(0.78) for the fourth quarter of 1997.


ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS


  4.4  Warrant to Purchase 500,000 shares of Common Stock of General Acceptance
            Corporation, dated September 16, 1997, issued to Conseco, Inc.
  4.5  Registration Rights Agreement, dated September 16, 1997, between Conseco, Inc.
            and General Acceptance Corporation
  9.2  Amendment No. 1 to Stockholders' Agreement, dated September 16, 1997, between Capitol American Life Insurance Company and General Acceptance
            Corporation
10.83  Agreement, dated September 16, 1997, between Conseco, Inc. and General
            Acceptance Corporation
10.84  12% Convertible Subordinated Note, dated September 16, 1997, issued by General
            Acceptance Corporation to Conseco, Inc.
10.86  Amendment No. 1 to Securities Purchase Agreement, dated September 16, 1997, between Capitol American Life Insurance Company and General Acceptance
            Corporation
10.87  Subordination Agreement, dated September 16, 1997, between Capitol American
            Life Insurance Company, Malvin L. Algood, Janet Algood, Russell E. Algood,
            John G. Algood and General Acceptance Corporation for the benefit of
            Conseco, Inc.
10.88  Subordination Agreement, dated September 16, 1997, between Capitol American
            Life Insurance Company, Malvin L. Algood, Janet Algood, Russell E. Algood,
            John G. Algood and General Acceptance Corporation for the benefit of the
            Algoods
10.89  Amendment of Subordination Agreement, dated September 16, 1997, between
            General Electric Capital Corporation, Malvin L. Algood and General
            Acceptance Corporation
10.90  Amendment of Subordination Agreement, dated September 16, 1997, between
            General Electric Capital Corporation, Russell E. Algood and General
            Acceptance Corporation
10.91  Amendment of Subordination Agreement, dated September 16, 1997, between
            General Electric Capital Corporation, John G. Algood and General Acceptance
            Corporation
10.92  12% Subordinated Convertible Note, dated September 16, 1997 issued by General
            Acceptance Corporation to Malvin L. Algood
10.93  12% Subordinated Convertible Note, dated September 16, 1997 issued by General
            Acceptance Corporation to Russell E. Algood
10.94  12% Subordinated Convertible Note, dated September 16, 1997 issued by General
            Acceptance Corporation to John G. Algood
10.95  First Amendment to Amended and Restated Motor Vehicle Installment Contract
            Loan and Security Agreement, dated September 16, 1997, between General
            Electric Capital Corporation and General Acceptance Corporation
 99.2  General Acceptance Corporation Press Release, dated September 17, 1997

 Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on October 24, 1997.




GENERAL  ACCEPTANCE  CORPORATION



By          /s/  Martin  C.  Bozarth
Martin  C.  Bozarth
Chief  Financial  Officer

                                EXHIBIT INDEX

ITEM  1.          INDEX  TO  EXHIBITS




  4.4  Warrant to Purchase 500,000 shares of Common Stock of General Acceptance
            Corporation, dated September 16, 1997, issued to Conseco, Inc.
  4.5  Registration Rights Agreement, dated September 16, 1997, between Conseco, Inc.
            and General Acceptance Corporation
  9.2  Amendment No. 1 to Stockholders' Agreement, dated September 16, 1997, between Capitol American Life Insurance Company and General Acceptance
            Corporation
10.83  Agreement, dated September 16, 1997, between Conseco, Inc. and General
            Acceptance Corporation
10.84  12% Convertible Subordinated Note, dated September 16, 1997, issued by General
            Acceptance Corporation to Conseco, Inc.
10.86  Amendment No. 1 to Securities Purchase Agreement, dated September 16, 1997, between Capitol American Life Insurance Company and General Acceptance
            Corporation
10.87  Subordination Agreement, dated September 16, 1997, between Capitol American
            Life Insurance Company, Malvin L. Algood, Janet Algood, Russell E. Algood,
            John G. Algood and General Acceptance Corporation for the benefit of
            Conseco, Inc.
10.88  Subordination Agreement, dated September 16, 1997, between Capitol American
            Life Insurance Company, Malvin L. Algood, Janet Algood, Russell E. Algood,
            John G. Algood and General Acceptance Corporation for the benefit of the
            Algoods
10.89  Amendment of Subordination Agreement, dated September 16, 1997, between
            General Electric Capital Corporation, Malvin L. Algood and General
            Acceptance Corporation
10.90  Amendment of Subordination Agreement, dated September 16, 1997, between
            General Electric Capital Corporation, Russell E. Algood and General
            Acceptance Corporation
10.91  Amendment of Subordination Agreement, dated September 16, 1997, between
            General Electric Capital Corporation, John G. Algood and General Acceptance
            Corporation
10.92  12% Subordinated Convertible Note, dated September 16, 1997 issued by General
            Acceptance Corporation to Malvin L. Algood
10.93  12% Subordinated Convertible Note, dated September 16, 1997 issued by General
            Acceptance Corporation to Russell E. Algood
10.94  12% Subordinated Convertible Note, dated September 16, 1997 issued by General
            Acceptance Corporation to John G. Algood
10.95  First Amendment to Amended and Restated Motor Vehicle Installment Contract
            Loan and Security Agreement, dated September 16, 1997, between General
            Electric Capital Corporation and General Acceptance Corporation
 99.2  General Acceptance Corporation Press Release, dated September 17, 1997

















































                                 Exhibit 4.4

14



THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE OR OTHER SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR ASSIGNED EXCEPT (i) PURSUANT TO REGISTRATIONS THEREOF UNDER
SUCH LAWS, OR (ii) IF, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO GENERAL ACCEPTANCE CORPORATION, THE PROPOSED TRANSFER MAY BE EFFECTED IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS WITHOUT SUCH REGISTRATIONS.


                      WARRANT TO PURCHASE 500,000 SHARES

                              OF COMMON STOCK OF

                        GENERAL ACCEPTANCE CORPORATION

                                  ISSUED TO

                                CONSECO, INC.

                          DATED: September 16, 1997

NO.  1

            (INCORPORATED UNDER THE LAWS OF THE STATE OF INDIANA)

THIS IS TO CERTIFY THAT Conseco, Inc., an Indiana corporation ("Conseco"), (or its registered assigns, herein referred to as the "Holder") is entitled, upon the due exercise hereof and subject to the terms and conditions hereof, at any time and from time to time commencing on the date hereof, and ending on the date (the ATermination Date") which is the later to occur of December 31, 1998 or the 10th day after the date upon which Conseco, its successors or assigns has no further obligation or liability under the Guaranty (as defined in the September Agreement as hereinafter defined), to purchase from General
Acceptance Corporation, an Indiana corporation (the "Company"), and the Company shall issue and sell to the Holder, the number of shares of common stock, no par value (the "Common Stock"), of the Company (said number of shares as adjusted as provided herein being hereinafter referred to as the "Shares") set forth above upon surrender hereof, with the form of election to purchase included herein completed and duly executed, at the office of the Company, and upon simultaneous payment therefor at an exercise price per Share equal to $1.00 (said amount as adjusted herein being hereinafter referred to as the "Purchase Price") in cash and/or check payable to the order of the Company. The number and Purchase Price of the Shares are subject to adjustment as provided herein. This Warrant is issued pursuant to that certain Agreement of even date herewith by and between the Company and Conseco (the "September Agreement").

     1. (a) Subject to the restrictions set forth in Section 2 hereof, upon surrender of this Warrant, and payment of the Purchase Price as aforesaid, the Company shall issue and deliver with all reasonable dispatch the certificate(s) for the Shares to or upon the written order of the Holder of this Warrant and in such name or names as such Holder may designate. Such certificate(s) shall represent the number of Shares issuable upon the exercise of the Warrants embodied herein, together with a cash amount (if the holder has so elected in accordance with the provisions of Section 7 hereof) in respect of any fraction of a Share otherwise issuable upon such surrender.

     Certificate(s) representing the Shares shall be deemed to have been issued and the person so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the date of the surrender of this Warrant and payment of the Purchase Price as aforesaid; provided, however, that if, at the date of surrender of this Warrant and payment of such Purchase Price, the transfer books for the Shares or other classes of stock purchasable upon the exercise of this Warrant shall be closed, the certificate(s) for the Shares in respect of which this Warrant is then exercised shall be issuable as of the date on which such books shall next be opened, and until such date the Company shall be under no duty to deliver any certificate(s) for such Shares. Prior to the Termination Date, this Warrant shall be exercisable, at the election of the registered holder hereof, either as an entirety or from time to time for part of the number of Shares specified herein, but in no event shall fractional Shares be issued with regard to the exercise of this Warrant. In the event that this Warrant is exercised at any time for less than the aggregate number of Shares then subject to exercise hereunder, a new Warrant shall be issued to such Holder for the remaining number of Shares purchasable pursuant hereto. The Company shall cancel this Warrant when it is surrendered upon exercise.

     Prior to due presentment for registration of transfer of this Warrant, the Company shall deem and treat the Holder in whose name this Warrant shall be issued as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing on this Warrant made by anyone other than the Company) for the purpose of any exercise hereof, of any distribution to the holder hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     (b) The Holder hereby represents to the Company that the Holder is taking the Warrants for investment and not with a view to a distribution of the Warrants or the underlying Common Stock. Nevertheless, the Company and the Holder acknowledge and agree that Holder may sell, transfer, assign, hypothecate or otherwise dispose of this Warrant after the date hereof, provided such sale, transfer, assignment, hypothecation or other disposition is in accordance with applicable federal and state securities laws.

     2. The Company shall pay all documentary stamp taxes, if any, attributable to the initial issuance of the Shares issuable upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any certificates for Shares in a name other than that of the Holder upon the exercise of this Warrant, and in such case the Company shall not be required to issue or deliver any certificates for Shares until or unless the person or persons requesting the issuance have paid to the Company the amount of such tax or have established to the Company's satisfaction that such tax has been paid.

     3. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent number of Shares purchasable upon exercise, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant.

     4. (a) At all times prior to the Termination Date, the Company shall at all times reserve and keep available and free of preemptive rights out of its authorized but unissued Common Stock, solely for the purpose of issuance upon exercise of this Warrant, the number of shares of Common Stock as shall from time to time be sufficient to effect the exercise of the Warrant, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, the Company shall take the corporate action necessary to increase the number of its authorized Common Stock to a number sufficient for this purpose. The Company further covenants that all shares that may be issued upon the exercise of this Warrant and payment of the Purchase Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares upon the exercise of this Warrant.

     (b) Before taking any action which would cause an adjustment pursuant to the terms set forth herein reducing the portion of the Purchase Price attributable to the Shares below the then par value (if any) of such Shares, the Company shall take any corporate action which may, in the opinion of its counsel (which may be counsel regularly engaged by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Shares at the Purchase Price as so adjusted.

     (c) The Company covenants that all Shares issued upon exercise of the Warrants shall, upon issuance in accordance with the terms hereof, be fully paid and nonassessable and free from all preemptive rights and taxes, liens, charges and security interests created by the Company with respect to the issuance and holding thereof.

     (d) Notwithstanding any other provisions of this Section 4 to the contrary, the exercise rights of the Holder shall be subject to compliance with all applicable federal and state securities laws, and the Holder agrees to execute all required agreements and documents required by the Company to establish compliance with such laws.

     5. Subject to the provisions of Section 1 above, this Warrant may be exchanged for a number of Warrants of the same tenor as this Warrant for the purchase in the aggregate of the same number of Shares of the Company as are purchasable upon exercise of this Warrant, upon surrender hereof at the office of the Company with written instructions as to the denominations of the Warrants to be issued in exchange.

6.          Adjustments.

(a)          Reorganization,  Merger  or  Sale  of  Assets
     If at any time while this Warrant, or any portion thereof, is outstanding there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon the exercise of the Warrant the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon the exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 6. The foregoing provisions of this Section 6(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

(b)          Reclassification.

     If the Company, at any time while this Warrant, or any portion thereof, remains outstanding, by reclassification of securities or otherwise, shall change any of the securities as to which exercise rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the exercise rights under this Warrant immediately prior to such reclassification or other change and the Purchase Price or number of shares received upon such exercise shall be appropriately adjusted, all subject to further adjustment as provided in this Section 6.


     (c)          Split,  Subdivision  or  Combination  of  Shares.

     If the Company at any time while this Warrant, or any portion thereof, remains outstanding shall split, subdivide or combine the securities as to which exercise rights under this Warrant exist, into a different number of securities of the same class, the number of shares issuable upon exercise shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

(d)        Adjustments for Dividends in Stock or Other Securities or Property.
     If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which exercise rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire upon exercise, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such Holder would hold on the date of such exercise had it been the Holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/all other additional stock, other securities or property available by this Warrant as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 6.

(e)          Issuance  of  Shares  Below  Purchase  Price.

     (1) If while this Warrant, or any portion hereof, remains outstanding, the Company shall offer and sell Additional Shares of Common Stock (as hereinafter defined) for consideration per share less than the Purchase Price in effect immediately prior to the issuance of such Additional Shares of Common Stock (except upon the exercise of stock options granted pursuant to the Company's Stock Option Plan approved by the Board), the Purchase Price in effect immediately prior to each such issuance shall forthwith be adjusted upon such issuance to a price equal to the price paid per share for such Additional Shares of Common Stock.

     (2) For the purpose of the calculations provided in this Section 6(e), if at any time or from time to time after the date hereof the Company shall issue any rights or options for the purchase of, or stock or other securities convertible into, Additional Shares of Common Stock (such Common Stock or securities being hereinafter referred to as "Convertible Securities"), then, and in each case, if the Effective Price (as hereinafter defined) of such rights, options or Convertible Securities shall be less than the Purchase Price, the Company shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, payable to the Company upon exercise or conversion of such options or rights. "Effective Price" shall mean the quotient determined by dividing the total of all of such consideration by such maximum number of Additional Shares of Common Stock. No further adjustment shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities. In the case of Convertible Securities which have a conversion price which is based, in whole or in part, upon a discount to the market price or value of the Common Stock, then for the purposes of calculating the Effective Price, the consideration shall be deemed to include the minimum conversion price payable to the Company.

     If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the adjustment to the number of shares available hereunder upon the issuance of such rights, options or Convertible Securities shall be readjusted to the number of shares that would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted plus the consideration, if any, actually received by the Company on the conversion of such Convertible Securities.

(3) For the purpose of the calculations provided for in this Section 6(e), if at any time or from time to time after the date hereof the Company shall issue any rights or options for the purchase of Convertible Securities, then, in each such case, if the Effective Price thereof is less than the then Purchase Price, the Company shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of Additional Shares of Common Stock issuable upon conversion of the total amount of Convertible
Securities covered by such rights or options and to have received as consideration for the issuance of such Additional Shares of Common Stock an amount equal to the amount of consideration, if any, received by the Company for the issuance of such rights or options, plus the consideration, if any, payable to the Company upon the conversion of such Convertible Securities. AEffective Price" shall mean the quotient determined by dividing the total amount of such consideration by such maximum number of Additional Shares of
Common Stock. No further adjustment of such Conversion Price adjusted upon the issuance of such rights or options shall be made as a result of the actual issuance of the Convertible Securities upon the exercise of such rights or options or upon the actual issuance of Additional Shares of Common Stock upon the conversion of such Convertible Securities.

(4) The term AAdditional Shares of Common Stock" as used herein shall mean all shares of Common Stock issued or deemed issued by the Company after the date hereof, other than (i) securities issued pursuant to or in connection with the terms of the September Purchase Agreement; (ii) shares of Common Stock issued upon conversion of convertible securities or the exercise of common stock purchase warrants outstanding as of the date hereof; (iii) shares of Common Stock issuable to employees, officers or directors pursuant to the Company's stock option plan; (iv) shares of Common Stock issued or issuable to directors in connection with their service as directors; (v) shares of Common Stock issued or issuable to directors, officers or employees for services rendered or to be rendered pursuant to arrangements approved by the Board of Directors; and (vii) shares of Common Stock issued in connection with a business combination, merger, consolidation, asset acquisition or the acquisition of the business of another corporation (through the purchase of stock or assets) approved by the Board of Directors and all of the Conseco Directors (as defined in the September Agreement).

          (f)          No  Impairment.

     The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance or any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

     7. Upon exercise the Company shall not be required to issue fractions of Shares. In lieu of such fractional Shares, the holders of Warrants shall receive an amount in cash equal to the same fraction of the current market value of one whole Share. For purposes of this Section 7, the current market value of one whole Share shall be determined pursuant to Section 6(c) hereof. All calculations under this section 7 shall be made to the nearest cent.

     8. (a) The holder of a Warrant shall not be entitled to any rights of a shareholder of the Company with respect to any Shares purchasable upon the exercise thereof, including voting, dividend or dissolution rights, until such Shares have been paid for in full and issued to such holder. As soon as practicable after such exercise, the Company shall deliver a certificate or certificates for the securities issuable upon such exercise, all of which shall be fully paid and nonassessable, to the person or persons entitled to receive the same; provided, however, that such certificate or certificates delivered to the holder of the surrendered Warrant shall bear a legend reading substantially in the following form (in addition to any legend required by state securities laws)
     (b) THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 193, AS AMENDED. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED UPON CONVERSION THEREOF MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

     The Holder shall be entitled to the redemption rights set forth in the September Agreement and to the registration rights set forth in that certain Registration Rights Agreement of even date herewith by and between the Company and the Holder.

     9.          (a)     Upon any adjustment of the Purchase Price pursuant to
Section 6 hereof, the Company within ninety (90) calendar days thereafter shall have on file for inspection by the holder hereof a certificate of the Board of Directors of the Company setting forth the Purchase Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Shares purchasable upon exercise of a Warrant after such adjustment in the Purchase Price, which certificate shall, absent manifest error, be conclusive evidence of the correctness of the matters set forth therein.

     (b)          In  case  at  any  time  prior  to  the  Termination  Date:

     (1) the Company shall authorize the issuance to all holders of Common Stock of rights, options or warrants to subscribe for or purchase capital stock of the Company or of any other subscription rights, options or warrants; or

     (2) the Company shall authorize the distribution to all holders of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of earnings (or combined or consolidated earnings if the Company shall have one or more subsidiaries) or earned surplus or dividends payable in Common Stock or distributions of scrip); or

     (3) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any capital reorganization of any reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or

     (4) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

     (5) the Company proposes to take any other action which would require an adjustment of the Purchase Price pursuant to Section 6 hereof;


then the Company shall give to the holder of a Warrant at his or its address appearing below at least ten (10) calendar days prior to the applicable record date hereinafter specified in (i) or (ii) below, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined or (ii) the date on which any such consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up. The failure to give the notice required by this
Section 9 (b) or any defect herein shall not affect the legality or validity of any distribution right, option, warrant, consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up or the vote upon any action.

     (c) Nothing contained herein shall be construed as conferring upon the holder of a Warrant with respect to the Shares the right to vote or to consent or to receive notice as a stockholder in respect of the meetings of stockholders or the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company.

     10. Except as otherwise provided herein, any notice, request, demand or other communication that are required or may be given pursuant to the terms of this Warrant shall be in writing and delivery shall be deemed sufficient and to have been duly given on the date of service if delivered personally or by facsimile transmission if receipt is confirmed to the party to whom notice is to be given or on the third day after mailing if mailed by first-class mail, return receipt requested, postage prepaid, if to the Company addressed to:

     General  Acceptance  Corporation
1025  Acuff  Road
Bloomington,  Indiana  47404
Attention:      Chief  Financial  Officer
Fax  (812)  337-6029

Copies  to:

     Mr.  Russell  Algood
2800  South  Olcott  Boulevard
Bloomington,  Indiana  47401

     and

     Hackman  McClarnon  Hulett  &  Cracraft
Suite  2400  One  Indiana  Square
Indianapolis,  Indiana  46204
Attention:  Marvin  L.  Hackman
Fax:  (317)  686-3288

or to such other address as the Company may designate by written notice to the holder of a Warrant, and if to the Holder of a Warrant at his or its registered address and/or facsimile number on the records of the Company with a copy to:

     Conseco,  Inc.
11825  North  Pennsylvania  Street
Carmel,  IN    46032
Attn:    John  Sabl
Fax:    (317)  817-6327

     11. All the covenants and provisions herein by or for the benefit of the Company hereof shall bind and inure to the benefit of its respective successors and assigns to the extent permitted hereunder and all of the covenants and provisions herein by or for the benefit of the holder hereof shall inure to the benefit of such holder's successors, legal representatives, heirs or assigns as permitted herein.

     12. Indiana law shall govern this interpretation, construction, and enforcement of this Warrant and all transactions contemplated hereby, notwithstanding any state's choice of law rules to the contrary. Any litigation related to this Warrant may be maintained only in the federal district court for the Southern District of Indiana, Indianapolis Division (or any successor jurisdiction) or in an Indiana state court in Hamilton County or one of the counties immediately contiguous to Hamilton County, and each party hereby irrevocably consents and submits to the jurisdiction of that federal or state court and irrevocably waives any objection the party may have based upon improper venue, forum non conveniens, or other similar doctrines or rules.


     13. Nothing in the Warrant shall be construed to give to any person or corporation other than the Company and the holder of this Warrant any legal or equitable right, remedy or claim under this Warrant; but this Warrant shall be for the sole and exclusive benefit of the Company and the holder of this Warrant.

     IN WITNESS WHEREOF, an authorized officer of the Company has signed this Warrant.

     GENERAL  ACCEPTANCE  CORPORATION


     By:___/s/  R.  E.  Algood___________________________
      President

                           ELECTION TO PURCHASE

     (To be executed by the holder only if it desires to exercise Warrants evidenced by the within Warrant)

TO:          GENERAL  ACCEPTANCE  CORPORATION
     1025  Acuff  Road
Bloomington,  Indiana  47404
Attention:  Chief  Financial  Officer

     The undersigned hereby (1) irrevocably elects to exercise _______________ Warrants, evidenced by the within Warrant for, and to purchase thereunder ____________________ Shares issuable upon exercise of said Warrants, (2) makes payment in full of the Purchase Price of such Shares, (3) requests that certificates for the Shares be issued in the name of:

Please  print  Social  Security  or  Tax  Identification  Number
_______________________________

____________________________________________________________________________
                       (Please print name and address)

____________________________________________________________________________

____________________________________________________________________________

and (4) if said number of Warrants shall not be all the Warrants evidenced by the within Warrant, requests that a new Warrant evidencing Warrants not so exercised be issued in the name of and delivered to:

____________________________________________________________________________
                       (Please print name and address)
____________________________________________________________________________

____________________________________________________________________________

In lieu of receipt of a fractional Share the undersigned hereby elects (check the appropriate line):
_______          (i)     to receive a cash payment, and the check representing
payment  thereof                              should  be  made  payable  to
______________________________________


         ____________________________________________________________
                        (Please print name and address)


and  should  be  delivered  to

__________________________________________________________

     _________________________________________________________;  or

_______     (ii)     to credit the amount of such payment against the Purchase
Price  payable               for the Shares issuable upon the exercise of said
Warrants.


DATED:          _____________________,  199___

     Signature:  _______________________________

NOTICE:
The above signature must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person the Form of Assignment herein must be duly executed.








































                                 Exhibit 4.5

G:\ACW\CONSECO\GAC\REGAG.913

     REGISTRATION  RIGHTS  AGREEMENT

     DATED  AS  OF  SEPTEMBER  16,  1997

     BY  AND  AMONG

     GENERAL  ACCEPTANCE  CORPORATION

     AND

                                CONSECO, INC.



                                      10
G:\ACW\CONSECO\GAC\REGAG.913
                        REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of September 16, 1997 by and between GENERAL ACCEPTANCE CORPORATION, an Indiana corporation (the "Company"), and CONSECO, INC., an Indiana corporation ("Conseco") (Conseco, its successors and assigns and each holder of the Note, Warrant or any Shares are herewith referred to as Holders).

WHEREAS, the Company and Conseco, entered into that certain Agreement (the "September Agreement"), dated as of the date hereof, pursuant to which the Holder agreed to guarantee (the "Guaranty") certain obligations of the Company in consideration, among other things, for (x) the issuance to the Holder the Company's 12% Subordinated Convertible Note in the aggregate principal amount of the amounts paid by, or on behalf of the Holder pursuant to the Guaranty (the "Note"), and (y) a warrant (the "Warrant") to purchase shares of common stock of the Company,

WHEREAS, the Note is convertible, and the Warrant is exercisable, at the option of the Holders into shares of common stock of the Company in either case (the "Shares"); and

WHEREAS, it is a condition precedent to the Holder purchasing the Note (pursuant to the September Agreement) that this Agreement be entered into; and

WHEREAS, certain capitalized terms used herein are used as defined in the September Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:


1.          DEMAND  REGISTRATION

          1.1. Requests for Registration. At any time, a Holder of the Note, the Warrant or Shares may demand registration under the Securities Act of all or any portion of the Registrable Securities owned by such Holder. In order to accomplish such demand, a Holder shall send written notice of the demand to the Company, and such notice shall specify the number of Registrable Securities sought to be registered. The Company shall proceed with any demand registration requested by a Holder of the Note, the Warrant or Shares if the number of Registrable Securities which the Holder shall have elected to include in such Demand Registration pursuant to this Section 1.1 shall be at least 51% of the Shares issued or issuable upon conversion of the Note or the exercise of the Warrant. The minimum share amounts specified in this Section
1.1 shall be appropriately adjusted to account for any stock dividend, stock split, recapitalization, merger, consolidation, reorganization or other action as a result of which additional shares of common stock of the Company are issued on account of, in conversion of or in exchange for shares of outstanding common stock.
     1.2. Maximum Number of Demand Registrations. In no event shall the total number of Demand Registrations exceed two.

     1.3. Procedure. Within 10 days after receipt of a demand pursuant to Section 1.1 hereof, the Company shall give written notice of such requested registration to all other Persons who have registration rights and will include in such registration, subject to the allocation provisions below, all other Registrable Securities with respect to which the Company has received written requests for inclusion within 20 days after the Company's mailing of such notice, plus any securities of the Company that the Company chooses to include on its own behalf.

     1.4. Expenses. The Company will pay the Registration Expenses of any demand registration, but the Underwriting Commissions, if such demand registration is underwritten, will be paid by the Holder in proportion to any Registrable Securities to be included on their behalf.

     1.5. Priority on Demand Registrations. If a demand registration is underwritten and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities requested to be included exceeds the number that can be sold in such offering, at a price reasonably related to the fair value, the Company will allocate the Registrable Securities to be included in such demand registration, first, to the Holder of Registrable Securities pro rata on the basis of the number of Registrable Securities (collectively, the "Selling Stockholders") for which the Company has received written requests for inclusion, and, second, to the Company.

     1.6. Selection of Underwriters. Any demand registration may be underwritten, at the election of the Selling Stockholders, and the selection of investment banker(s) and manager(s) and the other decisions regarding the underwriting arrangements for any such offering will be made by the Selling Stockholders; provided, however, that the selection of investment banker(s) and manager(s) shall be subject to the consent of the Company, such consent not to be unreasonably withheld.
2.          PIGGYBACK  REGISTRATIONS

     2.1. Right to Piggyback. Whenever the Company proposes to register the offer, sale or offer and sale of any of its securities for its own behalf under the Securities Act (other than a demand registration), and the registration form to be used may be used for the registrations of Registrable Securities to be sold in the manner proposed by the Holder ("Piggyback Registration"), the Company will give prompt written notice to each Holder and will include in such Piggyback Registration, subject to the allocation provisions below, all Registrable Securities with respect to which the Company has received written requests for inclusion within 20 days after the Company's mailing of such notice. The Company shall not select a Restricted Form that would preclude registration of the Registrable Securities that the Company has been requested to include in such registration if the Company could use another available form of registration statement which is not a Restricted Form and the use of which would not give rise to added Registration Expenses.


     2.2.          PiggybackExpenses.    In all Piggyback Registrations, the
Company will pay the Registration Expenses related to the Registrable Securities of the Holders, but the Underwriting Commissions will be paid by the Selling Stockholders in proportion to any Registrable Securities included on their behalf.


     2.3.          Priority  on  Primary  Registrations.    If  a  Piggyback
Registration is an underwritten registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering, at a price reasonable related to fair value, the Company will allocate the securities to be included as follows: first, the securities the Company proposes to sell on its own behalf; and, second, Registrable Securities requested to be included in such registration, pro rata on the basis of the number of Registrable Securities owned, among the Selling Stockholders.

     2.4. Withdrawal or Abandonment. Nothing contained in this Section 2 shall be construed as limiting or otherwise interfering with the right of the Company to withdraw or abandon in its sole discretion any registration statement filed by it in connection with a Piggyback Registration notwithstanding the inclusion therein of Registrable Securities.

3.          HOLDBACK  AGREEMENTS

The Holders and the Company agree not to effect any public sale or public distribution of equity securities of the Company of any securities convertible into or exchangeable or exercisable for such securities during the 7 days prior to and the 180 days after any underwritten registration of equity securities of the Company becomes effective (except as part of such underwritten registration or except in connection with obligations of the Company existing on the effective date of the registration statement relating to such underwritten offering).

4.          REGISTRATION  PROCEDURES

     Whenever a Holder has requested that any Registrable Securities be registered pursuant to Section 1 of this Agreement, the Company will, as expeditiously as possible, or whenever the Holder has requested that any Registrable Securities be registered pursuant to Section 2 of this Agreement, the Company will, to the extent applicable:


     (a) Preparation and Filing of Registration Statement. Prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish the Holder with copies of all such documents proposed to be filed).


     (b) Preparation and Filing of Amendments and Supplements. Prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the greater of (x) a period of not less than 120 days or (y) until the Registrable Securities included therein have been sold.

     (c) Copies of Documents. Furnish to the Holder such number of copies of such registration statement, each amendment and supplement thereto and the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as the Holder may reasonably request in order to facilitate the disposition of the Registrable Securities included therein owned by the Holder.

     (d) Blue Sky Qualifications. Use its best efforts to register or quality such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the Holder or managing underwriters may reasonably request; provided, however, that in connection with any such registration or qualification the Company shall not be obligated to file a general consent to service of process, or to qualify to do business as a foreign corporation, or otherwise subject itself to taxation in connection with such qualification or compliance.

     (e) Notification of Effectiveness; Amendments. Notify the Holder at any time when a prospectus relating to the Registrable Securities included therein is required to be delivered under the Securities Act within the period that the Company is required to keep the registration statement effective of the happening of any event as a result of which the prospectus included in such registration statement as theretofore amended or supplemented contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein not misleading, and, at the request of the Holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

     (f) Listing. Cause all such Registrable Securities to be listed or included on securities exchanges on which similar securities issued by the Company are then listed or included.

     (g) Transfer Agent and Registrar. Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement.

     (h) Other Agreements. Enter into such customary agreement (including an underwriting agreement containing customary terms and conditions, including usual and customary indemnification provisions, in form reasonably acceptable to the Company) and take such other customary actions as may be reasonable necessary to expedite or facilitate the disposition of such Registrable Securities.


     (i) Letters from Independent Accountants. Obtain a "cold comfort" letter addressed to the Company from its independent accountants in such form and covering such matters of the type customarily covered by "cold comfort" letters delivered by such public accountants.

     (j) Inspection of Records. Make available for inspection by the Holder, and, upon execution of a confidentiality agreement mutually acceptable to all parties, by any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by the Holder or any underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Holder or any underwriter, attorney, accountant or agent in connection with such registration statement.

5.          REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY

     The  Company  hereby  represents  and  warrants  to  the  Holders:

     5.1. Due Organization and Good Standing. The Company is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation and is duly qualified as a foreign corporation in each jurisdiction in which the failure to be so qualified could reasonably be expected to have a material adverse effect on the Company.

     5.2. Due Authorization; Binding Effect. The execution and delivery of this Agreement by the Company has been duly authorized by all necessary corporate action and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     5.3. No Violation or Default. The execution and delivery by the Company of this Agreement does not, and the performance by the Company of its obligations hereunder will not, violate any provisions of its charter or by-laws or constitute a default under any other agreement to which the Company is a party or by which it or its assets may be bound.

6.          REPRESENTATIONS  AND  WARRANTIES  OF  CONSECO

     Conseco  represents  and  warrants  to  the  Company:

     6.1. Due Organization and Good Standing. Conseco is a corporation duly organized and validly existing under the laws of the state of its incorporation and is duly qualified as a foreign corporation in each jurisdiction in which the failure to be so qualified could reasonably be expected to have a material adverse effect on the Holder.

     6.2. Due Authorization; Binding Effect. The execution and delivery of this Agreement by the Holder has been duly authorized by all necessary action and this Agreement constitutes the legal, valid and binding obligation of the Holder enforceable against each of the Holder in accordance with its terms.

     6.3. No Violation. The execution and delivery of this Agreement by the Holder does not, and the performance by the Holder of its obligations hereunder will not, violate any provision of the organizational documents of the Holder.

     6.4. No Default. The execution and delivery of this Agreement by the Holder does not, and the performance by the Holder of its obligations hereunder will not, violate any other agreement to which the Holder is a party or by which any of its assets may be bound.

7.          INFORMATION  REGARDING  HOLDER

     The Holder shall provide to the Company such information as may be reasonably requested by the Company for use in the preparation and filing of any registration statement covering Registrable Securities owned by the Holder, and the obligation of the Company to include Registrable Securities in any registration statement on behalf of the Holder shall be subject to the Holder's providing such information as promptly as practicable.

8.          INDEMNIFICATION

     8.1. Indemnification by the Company. The Company hereby indemnifies, to the extent permitted by law, the Holder, its officers and directors, and each person who controls such Holder (within the meaning of the Securities
Act), against all losses, claims, damages, liabilities and expenses arising out of or resulting from any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading except insofar as the same occurs in reliance upon and in conformity with any information furnished in writing to the Company by the Holder expressly for use therein or is caused by the Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished the Holder with copies of the same.

     8.2. Indemnification by the Holder. In connection with any registration statement in which the Holder is participating, the participating Holder will furnish to the Company in writing such information as is reasonably requested by the Company for use in such registration statement or prospectus and will indemnify, to the extent permitted by law, the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses arising out of or resulting from any untrue or alleged untrue statement of material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission or such alleged untrue statement or alleged omission occurs in reliance upon and in conformity with information so furnished in writing by the Holder specifically for use in the registration statement.

     8.3. Procedures as to Indemnification. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it may seek indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonable satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     8.4.          Contribution. If the indemnification provided for in this
Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense (including legal fees or expenses) as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying  party  or  by  the  indemnified  party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The Company and each holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 8.4 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 8, an indemnified holder shall not be required to contribute any amount in excess of the net proceeds received by the indemnified holder from the sale of the Registrable Securities. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

9.          CONDITION  TO  THE  COMPANY'S  OBLIGATIONS

     In connection with an underwritten offering, it shall be a condition to the Company's obligations to include Registrable Securities on behalf of the Holder that the underwriters agree to indemnify the Company, its directors and officers and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses arising out of or resulting from any untrue or alleged untrue statement of material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission or such alleged untrue statement or alleged omission is contained in information furnished in writing by such underwriters on their own behalf specifically for use in preparing the registration statement.

10.          DEFINITIONS

     10.1.          Registrable  Securities.    The  term  "Registrable
Securities" means any common stock of the Company issued or issuable upon exercise of any convertible notes, warrant, or similar instruments and any securities issued or to be issued with respect to such securities by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been (i) effectively registered under the Securities Act or disposed of in accordance with the registration statement covering them or (ii) transferred pursuant to Rule 144 under the Securities Act (or any similar rule then in force).

     10.2. Registration Expenses. The term "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, expenses and fees for listing the securities to be registered on exchanges or trading system on which similar securities issued by the Company are then listed or included, and fees and disbursements of counsel for the Company.

     10.3. Restricted Form. The term "Restricted Form" shall mean a form of registration statement under the Securities Act which imposes for its use a limitation on the maximum value or number of securities to be included therein.

     10.4. Securities Act. The term "Securities Act" shall mean the Securities Act of 1933, as amended.

10.5          Shares.   The term "Shares" shall mean any common stock of the
Company issued upon conversion of the Notes or upon the exercise of the Warrant.

     10.6.          Underwriting  Commissions.    The  term  "Underwriting
Commissions" means all underwriting discounts or commissions relating to the sale of securities of the Company, but excludes any expenses reimbursed to underwriters.


11.          MISCELLANEOUS

     11.1. Notices. Any notices required hereunder shall be sent by certified or registered mail or telecopied and confirmed by telecopy answer back and, until changed by notice to the Holder, to the Company at 1025 Acuff Road, Bloomington, Indiana 47404, Attention Chief Financial Officer, Facsimile
(812) 337-6029, and until changed by notice to the Company, to the Holder at 11825 North Pennsylvania Street, Carmel, Indiana 46032, Attention John Sabl, Facsimile (317) 817-6327.

     11.2. Amendments and Waivers. The provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company has obtained the prior written consent of the Holder.


     11.3. Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of their respective transferees and successors. The rights to cause the Company to register Registrable Securities pursuant to this Agreement shall follow the Note, the Warrant or the Shares, and shall be exercisable by Holder of the Note or any Warrant or Shares including any transferees of the Note, the Warrant or the Shares.


     11.4. Governing Law. All questions concerning the construction, validity and interpretation of this Agreement will be governed by the law of the State of Indiana.

 11.5. Jurisdiction. The parties hereto agree to submit to personal jurisdiction and to waive any objection as to venue in the federal or state courts in the County of Hamilton or Marion, State of Indiana. Service of process on any party hereto in any action arising out of or relating to this Agreement shall be effective if mailed to such party at the address listed in
Section  11.1  hereof.

 11.6. Arbitration. If a dispute arises as to interpretation of this Agreement, it shall be decided finally by three arbitrators in an arbitration proceeding conforming to the Rules of the American Arbitration Association applicable to commercial arbitration. The arbitrators shall be appointed as follows: one by the Company, one by the Holder, and one by the two other arbitrators. The arbitration shall take place in Carmel, Indiana. The decision of a majority of the arbitrators shall be conclusively binding upon the parties and final, and such decision shall be enforceable as a judgment in any court of competent jurisdiction. Each party shall pay the fees and expenses of the arbitrator appointed by it, its counsel and its witnesses. The parties shall share equally the fees and expenses of the impartial arbitrator.

     11.7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument and to be effective as of the date first written above.
     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
GENERAL  ACCEPTANCE  CORPORATION



By  ___/s/  R.  E.  Algood_____
            Name:    R.  E.  Algood
          Title:      Pres.





                              CONSECO,  INC.


     By  ____Rollin  M.  Dick________
Name:      Rollin  M.  Dick
Title:          Executive  Vice  President,
         Chief  Financial  Officer











































                                 Exhibit 9.2

                                      16
G:\ACW\CONSECO\GAC\REGAG.913
                               AMENDMENT NO. 1
                                      To
                           Stockholders' Agreement


     This Amendment No. 1 (this "Amendment") to Stockholders' Agreement (the "Underlying Agreement"), dated as of April 11, 1997, among General Acceptance Corporation, an Indiana Corporation (the "Company"), Conseco, Inc., an Indiana corporation ("Conseco"), Capitol American Life Insurance Company, an Arizona life insurance company (the "Purchaser"), and each of the undersigned "Stockholders" listed on the signature page hereof, is made as of September 16, 1997.

                            W I T N E S S T H:

     Whereas, simultaneously with the execution and delivery of this Amendment, the Company and Conseco are entering into an Agreement, of even date herewith (the "September Agreement"), which provides among other things for the guarantee by Conseco of certain obligations of the Company to General Electric Capital Corporation ("GECC") pursuant to that certain Limited Continuing Guaranty, of even date herewith, issued by Conseco for the benefit of GECC (the "Guaranty") in consideration, among other things, for the issuance to Conseco of (x) the Company's 12% Subordinated Convertible Note, of even date herewith (the "Note"), in an aggregate principal amount of $10,000,000 and all other amounts paid by, or on behalf of, Conseco pursuant to the Guaranty which is convertible into shares of common stock, no par value, of the Company ("Common Stock"), and (y) a Warrant, of even date herewith (the "Warrant"), to purchase 500,000 shares of Common Stock, in each case adjustable as provided therein; and

     Whereas, the parties desire to amend the Underlying Agreement as provided by this Amendment.

     NOW, THEREFORE, in order to induce the parties hereto to enter into the September Agreement and the Supplemental Agreements referred to therein and to consummate the transactions contemplated thereby, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Underlying Agreement is hereby amended as of the date hereof
as    follows:

     1. Terms defined herein shall have the meanings ascribed to them in this Amendment. Unless otherwise defined herein or unless the context otherwise requires, capitalized terms used herein shall have the meanings set forth in the Underlying Agreement.

     2. All references in the Underlying Agreement to the Agreement shall mean the Underlying Agreement as amended by this Amendment.

     3. The first sentence of Section 1(a) of the Underlying Agreement is hereby amended by (x) inserting immediately after the first use of the term "outstanding" therein the following: "and neither Conseco, its successors and assigns nor any holder of the Note or a Warrant has any further right, obligation or liability under the Guaranty, the Note or the Warrant", and (y) by inserting immediately after the term "control" in the sixth line thereof before the parenthetical the following, "including but not limited to the voluntary resignation of such Stockholders and the Stockholders' Designee hereinafter defined."

     4. Section 1(a) of the Underlying Agreement is hereby amended by adding a new subsection immediately after subsection (iv) thereof to be and read as follows:

     A(v) in the event that (x) at any time a holder of Common Stock obtained through conversion under the Debentures or the Note or upon exercise under the Warrant requests registration of such securities pursuant to an existing registration rights agreement with the Company, the Company fails or refuses to register such shares of Common Stock pursuant to the terms and provisions of such registration agreement, (y) Conseco becomes obligated to make payment pursuant to the Guaranty, or (z) without the consent of Conseco, after the date hereof, the Company incurs additional Obligations (as defined in the Guaranty), amends, modifies or otherwise changes the terms of the Obligations, GECC's obligations, responsibilities or liabilities with respect to the Obligations or the terms or provisions of any document relating to the Obligations or makes any waiver relating to the foregoing, the Board shall (so long as the Debentures are outstanding or Conseco, its successors or assigns or any holder of the Note or a Warrant has any right, obligation or liability under the Guaranty, the Note or the Warrant) consist of eight (8) members, six (6) of which shall be Conseco Designees."

     5. Section 4 of the Underlying Agreement is hereby amended to be and read in its entirety as follows:

     A4.    Action  by  Stockholders  and  the  Company.

     Each Stockholder shall vote all of his or her Securities which are voting shares and any other voting securities of the Company over which such Stockholder has voting control and shall take all other necessary action (whether in his or her capacity as a stockholder, director, member of a board committee or officer of the Company or otherwise, and including attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary or desirable actions within its control (including calling special board or stockholder meetings) so that (x) the issuance of the Debentures to the Purchaser, including but not limited to, the conversion features of the Debentures, is approved and ratified at the next meeting of the stockholders of the Company held after April 11, 1997, and (y) the issuance of the Warrant and the Note to Conseco, including but not limited to the conversion features of the Note, all corporate action which is necessary or desirable in connection with the authorization and issuance of the shares of Common Stock issuable pursuant to the Note or the Warrant, is authorized, approved and ratified by the stockholders of the Company as soon as practicable after the date hereof, but in no event more than 90 days after the date hereof (unless Conseco shall otherwise agree)."

     6. Section 7(a) of the Underlying Agreement is hereby amended by inserting at thereof the following:

     A(iv) as of September 16, 1997 such Stockholder is the record or beneficial owner of the Securities set forth opposite his, her or its name on the signature page hereof."

     Except as otherwise provided herein, the terms and provisions of the Underlying Agreement shall remain unchanged and continue in full force and effect.

     This Agreement may be executed in any number of counterparts, each of which shall, collectively and separately, constitute one agreement.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

     GENERAL  ACCEPTANCE  CORPORATION



     By  ____/s/    R.  E.  Algood,  President_____



     CONSECO,  INC.



     By  ___/s/    Rollin  M.  Dick___________



     CAPITOL  AMERICAN  LIFE  INSURANCE
COMPANY



     By  ____/s/    Rollin  M.  Dick_____________

                                "STOCKHOLDERS"


     STOCKHOLDER                                        SHARES



     _/s/    Malvin  L.  Algood__                             _1,100,000
Malvin  L.  Algood



     _/s/    Russell  E.  Algood____                    _1,041,000
Russell  E.  Algood



     _/s/    John  G.  Algood_____                    _956,000___
John  G.  Algood



     _/s/    Janet  Algood          __                          _____0___
Janet  Algood



     _/s/    Shirley  Cook______                              __966,000__
Shirley  Cook























































                                Exhibit 10.83


A:\AGMNT913.WPD







     AGREEMENT


     Dated  as  of  September  16,  1997


     between


     GENERAL  ACCEPTANCE  CORPORATION

     and

     CONSECO,  INC.


                                      27
A:\AGMNT913.WPD
     TABLE  OF  CONTENTS

Section          Page

      1.          Definitions          1

      2.          Closing  Transactions
     2.1.          Issuance  of  Guaranty          9
2.2.          Issuance  of  Note  and  Warrant  and
     Payment  of  Fee          9
     2.3          Execution  and  Delivery  of  Supplemental
     Documents          9

      3.          Conditions  Precedent
     3.1.          Conditions  to  the  Purchase          9

      4.          Representations  and  Warranties  of  the  Purchaser
     4.1.          Organization          12
4.2.          Due  Execution,  Delivery  and  Performance
     of  the  Agreement          12
     4.3.          Investment  Representation          12

      5.          Representations  and  Warranties  of  the  Company
     5.1.          Corporate  Existence;  Compliance  with  Law          14
5.2.          Subsidiaries          14
5.3.          Corporate  Power;  Authorization;
     Enforceable  Obligations          14
     5.4.          SEC  Documents          15
5.5.          Absence  of  Certain  Changes  or  Events          16
5.6.          Interim  Financial  Statements;  Absence
     of  Undisclosed  Liabilities          17
     5.7.      Projections          17
5.8.          No  Default          18
5.9.          No  Litigation          18
5.10.          Capital  Structure  of  the  Company          18
5.11.          Broker's  or  Finder's    Fee          19
5.12.          Other  Representations  and  Warranties          19
5.13.          Disclosure          19

      6.          Financial  Statements  and  Information          20





Section          Page

      7.          Affirmative  Covenants          20

      8.          Negative  Covenants          21

      9.          Events  of  Default;  Rights  and  Remedies
     9.1.          Events  of  Default          32
9.2.          Remedies          35

     10.          Triggering  Events
     10.1.          Events          24
10.2.          Redemption          24
10.3.          Funds  Unavailable          25
10.4.          Notice          26

     11.          Right  of  First  Refusal          26

     12.          Securities  Law  Matters          27

     13.          Miscellaneous
     13.1.          Press  Releases          27
13.2.    Expenses          27
13.3.    Indemnification          27
13.4.          Assignment          28
13.5.          Remedies          28
13.6.          Waiver  of  Jury  Trial          28
13.7.          Arbitration          28
13.8.          Severability          29
13.9.          Parties          29
13.10.          Conflict  of  Terms          29
13.11.          Governing  Law          29
13.12.          Notices          30
13.13.          Survival          30
13.14.          Section  Titles          31
13.15.          Counterparts          31

EXHIBIT  A  -  FORM  OF  GUARANTY
EXHIBIT  B  -  12%  SUBORDINATED  CONVERTIBLE  NOTE
EXHIBIT  C  -  WARRANT

     AGREEMENT

     AGREEMENT, dated as of September 16, 1997, by and among GENERAL ACCEPTANCE CORPORATION, an Indiana corporation (the "Company"), and CONSECO, INC., an Indiana corporation(the "Purchaser").

     W  I  T  N  E  S  S  E  T  H:

     WHEREAS, upon the terms and conditions hereinafter provided, the (x)the Purchaser has agreed to guarantee certain of the obligations of the Company to General Electric Capital Corporation ("GE Capital") pursuant to that certain Limited Continuing Guaranty, of even date herewith, issued by the Purchaser in favor of GE Capital (the "Guaranty"), and (y) in consideration therefor the Company has agreed to pay to the Purchaser a fee of $300,000 and to issue to the Purchaser (1) the Company's 12% Subordinated Convertible Note, of even date herewith, in the principal amount of $10,000,000 and all other amounts payable by, or on behalf of, the Purchaser pursuant to the Guaranty and convertible into shares of the Company's common stock, no par value ("Common Stock") and (2) a Warrant to purchase an aggregate of 500,000 shares of Common Stock for a purchase price of $1.00 per share (as adjusted therein) (the "Warrant") (the Note, the Warrant and the Common Stock subject to conversion or exercise thereunder are together herein referred to as the "Securities").

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:

I.          DEFINITIONS

     In addition to the defined terms appearing above, capitalized terms used in this Agreement shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings when used herein:

     "Affiliate" shall mean, with respect to any Person, (i) each Person that, directly or indirectly, owns or controls, whether of record or beneficially, or as a trustee, guardian or other fiduciary, 5 percent or more of the Stock having ordinary voting power in the election of directors of such Person, (ii) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person, or (iii) each of such Person's officers, directors and general partners. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise. For purposes of this definition the Purchaser shall not be deemed to be an Affiliate of the Company or any of the Affiliates of the Company by reason of the purchase of the Note or the Warrant.
     "Agreement" shall mean this Agreement, including all amendments, modifications and supplements hereto and any appendices, exhibits or schedules to any of the foregoing, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

     "Algood Debentures" shall collectively mean those 12% Subordinated Convertible Notes, of even date herewith, in the aggregate principal amount of $1,500,000 issued to J.G. Algood, M.L. Algood and R.E. Algood (collectively, the "Algoods") in exchange for their loans to the Company for working capital purposes of an aggregate of $1,500,000.

     "Algood Subordination Agreement" shall mean the Algood Subordination Agreement of even date herewith among Capitol American, the Algoods and the Company for the benefit of the Algoods.

     "Ancillary Agreements" shall have the meaning ascribed to such term in the Capitol American Purchase Agreement.

"Board"  shall  mean  the  Company's  Board  of  Directors.

     "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of Indiana.

     "Capitol American Registration Rights Agreement" shall mean that certain Registration Rights Agreement, dated as of April 11, 1997, by and between the Company and Capitol American Life Insurance Company ("Capitol American").

     "Closing Date" shall mean the date hereof and "Closing" shall mean that time on the Closing Date at which this Agreement is executed and delivered and the Transactions contemplated herein are consumated.


     "Company's Stock Option Plan" shall mean the General Acceptance Corporation Employee Stock Option Plan and the General Acceptance Corporation Outside Directors'Stock Option Plan, collectively.


     "Conseco Directors" shall mean the individuals designated by Conseco, Inc. pursuant to the Stockholders' Agreement to be elected to the Board.

     "Conseco Subordination Agreement" shall mean that Conseco Subordination Agreement of even date herewith among Capitol American, the Algoods and the Company for the benefit of Conseco.

     "Default" shall mean any event which, with the passage of time or notice or both, would, unless cured or waived, become an Event of Default.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974 (or any successor legislation thereto), as amended from time to time.

     "ERISA Affiliate" shall mean, with respect to the Company, any trade or business (whether or not incorporated) under common control with the Company and which, together with the Company, are treated as a single employer under
Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1996, as amended (the "IRC").

     "ERISA Event" shall mean, with respect to the Company or any ERISA Affiliate, (i) a Reportable Event with respect to a Title IV Plan or a Multiemployer Plan; (ii) the withdrawal of the Company, any of its Subsidiaries or any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (iii) the complete or partial withdrawal of the Company, any of its Subsidiaries or any ERISA Affiliate from any Multiemployer Plan; (iv) the filing of a notice of intent to terminate a Title IV Plan or the treatment of a plan amendment as a termination under
Section 4041 of ERISA; (v) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC; (vi) the failure to make required contributions to a Qualified Plan; or (vii) any other event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under
Section  4007  of  ERISA.

     "Event of Default" shall have the meaning assigned to it in Section 9.1 hereof.

     "Financing Agreements" shall mean the following agreements, together with the related documents thereto, in each case as such agreements may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, refunding, replacing or otherwise restructuring all or any portion of the indebtedness under such agreement or any successor or replacement agreement: Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement by and between the Company and GE Capital, dated as of April 11, 1997, as amended by the First Amendment thereto (the AGE Capital Amendment")of even date herewith; and Revolving Loan and Security Agreement by and between the Company and Fifth Third Bank of Central Indiana dated as of August 27, 1996 (the "Bank Agreement").

     "GAAP" shall mean generally accepted accounting principles in the United States of America as in effect from time to time.

     "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Guaranty Obligations" shall mean the Obligations (as that term is defined in the Guaranty).

     "Indebtedness" of any Person shall mean (i) all indebtedness of such Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured), but not including accounts payable and other obligations to trade creditors and normal operating expenses characterized as liabilities incurred in the ordinary course of business, (ii) all obligations evidenced by notes, bonds, debentures or similar instruments (except where such instruments evidence repayment of amounts referred to in subparagraph (i)), (iii) all capital lease Obligations, (iv) in the case of the Company, the Debentures (as defined in the Securities Purchase Agreement), the Note, the Algood Notes, and (v) in the case of the Purchaser, the Guaranty.

     "Lien" shall mean any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, Charge, claim, security interest, easement or encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any Capital Lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction).

     "Material Adverse Effect" shall mean any material adverse effect on the business, assets, operations, or financial or other condition or prospects of the Company or any of its Subsidiaries.

     "Multiemployer  Plan"  shall  mean  a  "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA, and to which the Company, any of its Subsidiaries or any ERISA Affiliate is obligated to make, or has made or been obligated to make, contributions on behalf of participants who are employed by any of them.

     "Obligations" shall mean any principal, interest, premium, penalties, fees and other liabilities and obligations due under the documentation governing any Indebtedness (including interest after the commencement of any bankruptcy, insolvency, rehabilitation, liquidation, conservation, supervision or similar proceedings).

     "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

     "Plan" shall mean an employee benefit plan, as defined in Section 3(3) of ERISA, which the Company or any of its Subsidiaries maintains or makes or is obligated to make contributions to on behalf of participants who are or were employed by any of them.

     "Qualified Plan" shall mean an employee pension benefit plan, as defined in Section 3(2) of ERISA, which is intended to be tax-qualified under Section 401(a) of the IRC, and which the Company, any of its Subsidiaries or any ERISA Affiliate maintains or makes or is obligated to make contributions to on behalf of participants who are or were employed by any of them.

     "Registration Rights Agreement" shall mean the Registration Rights Agreement by and among the Company and the Purchaser dated as of the date hereof.

     "SEC"  shall  mean  the  Securities  and  Exchange  Commission.

     "SEC Documents" shall mean all reports, schedules, forms, statements and other documents required to be filed with the SEC.

     "Securities  Act"  shall  mean  the  Securities  Act of 1933, as amended.

     "Senior Indebtedness" shall mean all Indebtedness under the Financing Agreements whether or not existing or hereinafter incurred and whether fixed or contingent.

     "Stock" shall mean all shares, options, warrants, general or limited partnership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership or equivalent entity whether voting or nonvoting, including, without limitation, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended).

     "Stockholders" shall mean, with respect to any Person, all of the holders of Stock of such Person immediately following the Closing Date.

     "Stockholders'  Agreement"  shall  mean  that  certain    Stockholders'
Agreement, dated as of April 11, 1997, as amended by Amendment No. 1 of even date herewith, by and among the Company, certain Stockholders of the Company, the Purchaser and Conseco, Inc.

     "Subsidiary" shall mean, with respect to any Person, (a) any corporation of which an aggregate of 50 percent or more of the outstanding Stock (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, and (b) any partnership in which such Person and/or one or more
Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of 50 percent or more.

     "Supplemental Agreements" shall mean any supplemental agreement, undertaking, instrument, document or other writing executed by the Company or any of its Subsidiaries or by any of their Stockholders as a condition to the consumation of the transactions contemplated by this Agreement or otherwise in connection herewith or therewith, including, without limitation, the Note, the Warrant, the Algood Notes, the Algood Subordination Agreement, the Conseco Subordination Agreement, Amendment No. 1 to the Stockholders' Agreement, Amendment No. 1 to the Capitol American Purchase Agreement, the Registration Rights Agreement and the GE Capital Amendment.

     "Title IV Plan" shall mean a Pension Plan, other than a Multiemployer Plan, which is covered by Title IV of ERISA.

     "Transactions" shall mean the transactions described in the recitals to this Agreement, and all transactions related or incidental thereto.

     "Withdrawal Liability" shall mean, at any time, the aggregate amount of the liabilities, if any, pursuant to Section 4201 of ERISA, and any increase in contributions pursuant to Section 4243 of ERISA with respect to all Multiemployer Plans.

     Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given such term in accordance with GAAP and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP consistently applied and consistent with the Financials. That certain terms or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing.

     The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the Exhibits and Schedules hereto, as the same may from time to time be amended, modified or supplemented and not to any particular section, subsection or clause contained in this Agreement. As used herein, the word "or" is not exclusive.

     "The knowledge of the Company" shall mean the knowledge of the chairman of the Board, the president of the Company or the chief financial officer of the Company.

     Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter.

II.          CLOSING  TRANSACTIONS

     2.1. Issuance of Guaranty. Subject to the terms and conditions herein, at the Closing, the Purchaser shall issue the Guaranty.

     2.2 Issuance of Note and Warrant and Payment of Fee. Subject to the terms and conditions herein, at the Closing the Company shall issue the Note and the Warrant to the Purchaser and on the day following the Closing Date, the Company shall pay $300,000 to the Purchaser by the wire transfer of such amount in immediately available funds to an account designated by the Purchaser.

     2.3 Execution and Delivery of Supplemental Documents. Subject to the terms and conditions herein, at the Closing, the parties hereto shall execute and deliver such Supplemental Documents to which they are intended to be parties which are contemplated to be executed and delivered at Closing.


III.    CONDITIONS  PRECEDENT

     3.1. Conditions to the Purchase. Notwithstanding any other provision of this Agreement and without affecting in any manner the rights of the Purchaser hereunder, the Company shall have no rights under this Agreement, and the Purchaser shall not be obligated to issue the Guaranty or to otherwise satisfy its obligations hereunder, unless and until each of the following conditions precedent shall have been fulfilled or waived by the Purchaser, and the Company shall have delivered, where applicable, in form and substance satisfactory to the Purchaser, and (unless otherwise indicated) each dated the Closing Date:

     (a) The Company shall have issued to the Purchaser the Note and the Warrant.

     (b) The Purchaser shall have received a written certificate from the chief financial officer of the Company to the effect that all of the representations and warranties of the Company contained in this Agreement or in any of the Supplemental Agreements are true and correct in all material respects. Except to the extent that any such representation or warranty expressly relates to an earlier date.

     (c) The Purchaser shall have received a favorable opinion or opinions of counsel for the Company in form and substance satisfactory to the Purchaser, it being understood that, to the extent that such opinion of counsel shall rely upon any other opinion of counsel, each such other opinion shall also be in form and substance satisfactory to the Purchaser and shall provide that the Purchaser may rely thereon.

     (d) The Purchaser shall have received resolutions of the Board certified by the Secretary or Assistant Secretary of the Company, to be dated, duly adopted and in full force and effect as of the Closing Date, authorizing (i) the consummation of the Transactions, (ii) specific officers to execute and deliver this Agreement and the Supplemental Ancillary Agreements to which the Company is intended to be a party and (iii) the meeting of the stockholders of the Company referred to in Section 7 below.

     (e) Certificates of the secretary or an assistant secretary of the Company, dated the Closing Date, as to the incumbency and signatures of the officers or representatives of such entity executing this Agreement and the Supplemental Agreements and any other certificates or other documents to be delivered pursuant hereto or thereto, together with evidence of the incumbency of such secretary or assistant secretary.

     (f) Certificate of Existence from the Indiana Secretary of State, dated the most recent practicable date prior to the Closing Date, showing that the Company is organized and in good standing in the State of Indiana.

     (g) A copy of the certificate of incorporation and all amendments thereto of each of the Company, General Acceptance Corporation Reinsurance, Limited and copies of their respective by-laws all of which shall be certified by the secretary or assistant secretary of each respective corporation as true and correct as of the Closing Date.

     (h) The Purchaser shall have received such financial statements, projections and such other financial and other information regarding the Company and its Subsidiaries as the Purchaser deems appropriate.

     (i) A certificate of the Chief Executive Officer of the Company, satisfactory in form and substance to the Purchaser, stating that, as of the Closing Date, no change has occurred in the business, assets, operating properties, operations, prospects, financial or other condition of the Company or any of its Subsidiaries since April 11, 1997 which would result in a Material Adverse Effect, except such changes as have been disclosed to the Conseco Directors.

     (j) Amendment No. 1 to the Stockholders' Agreement, the Registration Rights Agreement, Amendment No. 1 to the Capitol American Purchase Agreement, the Conseco Subordination Agreement and the Algood Subordination Agreement shall have been executed and delivered by the intended parties thereto.

     (k) The Algood Loans shall have been made and the Purchaser shall have received evidence thereof satisfactory to it.

     (l) The GE Capital Amendment shall have been executed and delivered by the parties thereto and all documents relating thereto shall be in form and substance satisfactory to the Purchaser.

     (m) The Company shall have paid all outstanding Indebtedness under the Bank Agreement and all documents relating thereto shall have been executed and delivered in form and substance satisfactory to the Purchaser.

     (n) The Purchaser shall have received copies of such additional information and materials as the Purchaser may have reasonably requested.

IV.          REPRESENTATIONS  AND  WARRANTIES  OF  THE  PURCHASER

     The Purchaser makes the following representations and warranties to the Company, each and all of which shall survive the execution and delivery of this Agreement and the Closing until the Securities are no longer held by the Purchaser, its successors or assigns:

     4.1 Organization. The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the state of Indiana and it has full corporate power and authority to enter into this Agreement, to issue the Guaranty and to perform its obligations under the Guaranty and hereunder.

     4.2 Due Execution, Delivery and Performance of the Agreement. The execution, delivery, and performance of the Guaranty and this Agreement (i) have been duly authorized by all requisite corporate action by the Purchaser, and (ii) will not violate the Certificate or Articles of Incorporation or Bylaws of the Purchaser or any provision of any material indenture, mortgage, agreement, contract, or other instrument to which it is a party or by which it or any of its material properties or assets are bound, or be in conflict with, result in a breach of or constitute (upon notice or lapse of time or both) a default under any such indenture, mortgage, agreement, contract, or other instrument. This Agreement and the Guaranty are legal, valid, and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their respective terms, except to the extent that (a) enforcement may be limited by or subject to the principles of public policy and any bankruptcy and insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or limited to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court or other similar entity before which any proceeding thereafter may be brought.

     4.3 Investment Representation. The Purchaser represents and warrants that it is purchasing the Securities for its own account, for investment purposes and not with a view to the distribution thereof. The Purchaser agrees that it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any of the Securities (or solicit any offers to buy, purchase, or otherwise acquire or take a pledge of any of the Securities), except in compliance with the Securities Act of 1933, as amended (the "Act"), the rules and regulations thereunder and any applicable state securities laws.

     The Purchaser recognizes that investing in the Securities involves a high degree of risk, and the Purchaser is in a financial position to hold the Securities indefinitely and is able to bear the economic risk and withstand a complete loss of its investment in the Securities. The Purchaser is a sophisticated investor and is capable of evaluating the merits and risks of investing in the Company. The Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management, has been given full and complete access to information concerning the Company, and has utilized such access to its satisfaction for the purpose of obtaining information or verifying information and has had the opportunity to inspect the Company's operation. The Purchaser has had the opportunity to ask questions of, and receive answers from the management of the Company concerning the Securities and the terms and conditions of this Agreement and the agreements and transactions contemplated hereby, and to obtain any additional information as the Purchaser may have requested in making its investment decision. The Purchaser is an "accredited investor", as defined by Regulation D promulgated under the Act. The Purchaser understands that the Securities have not been, and will not be registered under the Securities Act by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Act; and that the Securities must be held by the Purchaser indefinitely unless a subsequent disposition thereof is registered under the Act or is exempt from registration.

     Notwithstanding anything to the contrary in this Agreement, no investigation by the Purchaser shall affect the representations and warranties of the Company under this Agreement or contained in any document, certificate or other writing furnished or to be furnished to the Purchaser ij connection with the transactions contemplated hereby.

V.          REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY

     To induce the Purchaser to issue the Guaranty and to purchase the Securities as herein provided, the Company makes the following representations and warranties to the Purchaser, each and all of which shall survive the execution and delivery of this Agreement and the Closing:

     4.1. Corporate Existence; Compliance with Law. Each of the Company and its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its state or country of incorporation; (ii) is duly qualified to do business and is in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification (except for jurisdictions in which such failure to so qualify or to be in good standing would not have a Material Adverse Effect); (iii) has the requisite corporate power and authority and the legal right to own, pledge, mortgage or otherwise encumber and operate its properties, to lease the property it operates under lease, and to conduct its business as now, heretofore and proposed to be conducted; (iv) has all material licenses, permits, consents or approvals from or by, and has made all material filings with, and given all material notices to, all Governmental Authorities having jurisdiction, to the extent required for such ownership, operation and conduct (including, without limitation, the consummation of the Transactions) (w) is in compliance with its certificate or articles of incorporation, as applicable, and by-laws; and (vi) is in compliance with all applicable provisions of law where the failure to comply would have a Material Adverse Effect.

5.2. Subsidiaries. There currently exist, and upon consummation of the Transactions there shall exist, no Subsidiaries of the Company other than as set forth on Schedule 5.3 to the Capitol American Purchase Agreement, which sets forth such Subsidiaries, together with their respective jurisdictions of organization, and the authorized and outstanding capital Stock of each such Subsidiary, by class and number and percentage of each class legally owned by the Company or a Subsidiary of the Company or any other Person, or to be owned on the Closing Date. There are no options, warrants, rights to purchase no similar rights covering capital Stock of any such Subsidiary.


     5.3. Corporate Power; "Authorization; Enforceable Obligations. The execution, delivery and performance by the Company of this Agreement and the Supplemental Agreements and all instruments and documents to be delivered by the Company (subject to amendment of the Articles of Incorporation of the Company to the extent required to increase the number of its authorized shares): (i) are within the Company's corporate power; (ii) have been duly authorized by all necessary or proper corporate action; (iii) are not in contravention of any provision of the Company's articles of incorporation or by-laws; (iv) will not violate any law or regulation, including any and all Federal and state securities laws, or any order or decree of any court or governmental instrumentality; (v) will not, in any material respect, conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their property is bound (including, but not limited to, the Financing Documents); and (vi) will not result in the creation or imposition of any Lien upon any of the property of the Company or any of its Subsidiaries. No consent, waiver or authorization of, or filing with, any Person (including, without limitation, any Governmental Authority), which has not been obtained as of the Closing Date is required in connection with the execution, delivery, performance by, or validity of this Agreement or the Supplemental Agreements. All such consents, waivers, authorizations and filings have been obtained or made. Except as provided above, each of this Agreement and the Supplemental Agreements to which the Company is intended to be a party has been duly executed and delivered of the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that (a) enforcement may be limited by or subject to the principles of public policy and any bankruptcy and insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or limited to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court or other similar entity before which any proceeding thereafter may be brought.

     5.4.  SEC  Documents.   (i) The Company has filed all required reports,
schedules, forms, statements and other documents with the SEC (such reports, schedules, forms, statements and other documents are hereinafter referred to as the "SEC Documents") or has filed adequate extensions therefor; (ii) as of their respective dates, the SEC Documents complied with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents as of such dates contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and (iii) the consolidated financial statements of the Company included in the SEC Documents comply with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved and fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited quarterly statements, to normal year-end audit adjustments).

     5.5.   Absence of Certain Changes or Events Absence of Certain Changes
or  Events.    Except  as  disclosed  to  the Conseco Directors or in the SEC
Documents filed and publicly available prior to the date of this Agreement (the "Filed SEC Documents"), since the date of the most recent audited financial statements included in the Filed SEC Documents, the Company and its subsidiaries have conducted their business only in the ordinary course, and there has not been (i) any change which would have a Material Adverse Effect,
(ii) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any of the Company's outstanding capital stock, (iii) any split, combination or reclassification of any of its outstanding capital stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for shares of its outstanding capital stock, (iv) any granting by the Company or any of its Subsidiaries to any executive officer or other employee of the Company or any of its Subsidiaries of any increase in compensation, except in the ordinary course of business consistent with prior practice or as was required under employment agreements in effect as of the date of the most recent audited financial statements included in the Filed SEC Documents, (v) any granting by the Company or any of its Subsidiaries to any such executive officer or other employee of any increase in severance or termination pay, except in the ordinary course of business consistent with prior practice or as was required under any employment, severance or termination agreements in effect as of the date of the most recent audited financial statements included in the Filed SEC Documents or
(vi) any entry by the Company or any of its Subsidiaries into any employment, severance or termination agreement with any such executive officer or other employee or (vii) any change in accounting methods, principles or practices by the Company or any of its Subsidiaries materially affecting its assets, liability or business, except insofar as may have been required by a change in generally accepted accounting principles.

     5.6.  Interim Financial Statements; Absence of Undisclosed Liabilities.
 (a) The Company has delivered to Purchaser a true and complete copy of the unaudited balance sheet of the Company on July 31, 1997 and related statement of income for the period then ended (the "Interim Financial Statement"). The Interim Financial Statement has been prepared in accordance with GAAP consistently applied throughout the period involved, except for the disclosure of footnotes. The balance sheet included in the Interim Financial Statement fairly presents the financial position, assets and liabilities (whether accrued, absolute, contingent or otherwise) of the Company at the date indicated, and the statement of income fairly presents the results of operations of the Company for the period indicated. The Interim Financial Statement contains all adjustments, which are solely of a normal recurring nature, necessary to present fairly the financial position and results of operations for the period then ended. To the best knowledge of the Company, the draft unaudited consolidated balance sheet and income statement of the Company for the month ending July 31, 1997 delivered by the Company at Closing pursuant to the Agreement present fairly in accordance with GAAP (subject to normal quarterly adjustments), the consolidated financial position, the consolidated quarterly results of operations of the Company as at the end of such periods and for the period then ended based upon management's review and analysis to date.

     (b) Except for those Obligations disclosed on the Interim Financial Statement, the Company has no Obligations, fixed or contingent, choate or inchoate, in the individual amount of $25,000 or more.

     5.7.    Projections.    The  Company  has  delivered  certain financial
projections to the Purchaser. No facts to the best knowledge of the Company exist which would result in any change in any of such projections. The projections are based upon good faith estimates derived from reasonable expectations at the time such projections were made, all of which were fair in light of current conditions at the time they were made, reflect the assumptions stated therein, and reflect the reasonable estimate of the Company of the results of operations and other information projected therein on a GAAP basis.

     5.08.    No  Default.    Except  as disclosed to the Conseco Directors,
neither the Company nor any of its Subsidiaries is in default, nor to the best knowledge of any of the Company or any of its Subsidiaries is any third party in default, under or with respect to any contract, agreement, lease or other instrument, including, but not limited to, the Financing Agreements, to which any of the Company or its Subsidiaries is a party, except for any default which (either individually or collectively with other defaults arising out of the same event or events) would not have a Material Adverse Effect or which has been waived. Except as disclosed to the Conseco Directors, no Default or Event of Default exists on the date hereof.

     5.09.    No  Litigation.    Except as set forth on Schedule 5.15 to the
Capitol American Purchase Agreement or as disclosed to the Conseco Directors, no material action, claim or proceeding is now pending or, to the knowledge of the Company or any of its Subsidiaries, individually or in the aggregate result in or will result in a Material Adverse Effect.

     5.10. Capital Structure of the Company. The entire authorized capital stock of the Company consists solely of 25,000,000 shares of common stock, no par value, of which 6,022,000 shares are issued and outstanding, and 5,000,000 shares of preferred stock, no par value, none of which are outstanding. All of the issued and outstanding shares of capital stock of the Company have been duly authorized, are not subject to preemptive rights and were issued in full compliance with all federal, state and local laws, rules and regulations. Except for options to purchase Common Stock and warrants to purchase Common Stock as set forth on Schedule 5.20 to the Capitol American Purchase Agreement hereto and shares issuable pursuant to the Debentures (as defined in the Capitol American Purchase Agreement), the options issuable under the Company's Stock Option Plan to purchase 600,000 shares of Common Stock and shares issuable pursuant to the Debentures (as defined in the Capitol American Purchase Agreement), there are no outstanding or authorized subscriptions, options, warrants, calls, commitments, agreements or arrangements of any kind relating to the issuance, transfer, delivery or sale of any additional shares of capital stock or other securities of the Company, including, but not limited to, any right of conversion or exchange under any outstanding security, agreement or other instrument. None of the options and warrants to purchase Common Stock will have their vesting period accelerated as a result of this Agreement, the Supplemental Agreements and the transactions contemplated hereby and thereby (other than any subsequent tender offer by Conseco, Inc.). Except as set forth on said Section 5.20 and except for the Stockholders Agreement, there are no authorized or outstanding voting agreements, voting trusts, proxies, stockholder agreements, rights to purchase, transfer restrictions, or other similar arrangements with respect to any of the capital stock of the Company of which the Company has knowledge. There are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the capital stock of the Company. The Company has no indebtedness for dividends, interest or other distributions declared or accumulated but unpaid with respect to any securities of the Company. No Person has a claim arising out of a violation of any preemptive rights of a stockholder of the Company, nor any claim based upon ownership, repurchase or redemption of any shares of the Company's capital stock.

     5.11. Broker's or Finder's Fee. No agent, broker, investment banker, person or firm acting on behalf of or under the authority of the Company is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly from the Company in connection with any of the transactions contemplated by this Agreement.

     5.12. Other Representations and Warranties. Except as disclosed to the Conseco Directors on or after April 11, 1997, the representations and warranties made by the Company in Sections 5.2, 5.9,5.11, 5.12, 5.13, 5.14, 5.16, 5.17, 5.18, 5.19, 5.21 and 5.22 of the Capitol American Purchase Agreement are true and correct on the date hereof as if made on and as of the date hereof.

5.13.    Disclosure.    The Company has not withheld from the Purchaser any
material facts relating to the assets, properties, operations, financial condition, or prospects of the Company. No representation or warranty of the Company in this Agreement or the Supplemental Agreements, and no statement contained in any certificate or other instrument delivered by the Company in connection with the transactions contemplated by this Agreement or the Supplemental Agreements contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

VI.    FINANCIAL  STATEMENTS  AND  INFORMATION

     The Company covenants and agrees that, regardless of whether amounts are owing under the Debentures, unless the Purchaser shall otherwise consent in writing, from and after the date hereof and until the Purchaser, its successors or assigns have no right, obligation or liability under the Guaranty or the Note, the Company shall deliver to the Purchaser, at the times for delivery provided therein, the financial statements, reports, certificates, documents and other information referred to in Section VI of the
Capitol  American    Purchase  Agreement.

VII.    AFFIRMATIVE  COVENANTS

     The  Company  covenants  and  agrees  that:

     (a) Regardless of whether amounts are owing under the Debentures, unless the Purchaser shall otherwise consent in writing, from and after the date hereof and until the Purchaser, its successors or assigns have no right, obligation or liability under the Guaranty or the Note, the Company shall comply fully and in a timely manner with its obligations under, and shall take all actions required to be taken or not taken under, Section VII of the Capitol American Purchase Agreement.

     (b) The Company shall take all necessary or desirable actions within its control (including calling special board or stockholder meetings) so that the issuance of the Warrant and the Note to Conseco, including but not limited to the conversion features of the Note, all corporate action which is necessary or desirable in connection with the authorization and issuance of the shares of Common Stock issuable pursuant to the Note or the Warrant, is authorized, approved and ratified by the stockholders of the Company as soon as practicable after the date hereof, but in no event more than 90 days after the date hereof (unless Conseco shall otherwise agree).

VIII.    NEGATIVE  COVENANTS

     The Company covenants and agrees that, regardless of whether amounts are owing under the Debentures, unless the Purchaser shall otherwise consent in writing, from and after the date hereof and until the Purchaser, its successors or assigns have no further right, obligation or liability under the Guaranty or the Note.

     (a) The Company shall comply fully with its obligations under, and shall not, and shall not permit any Subsidiary, to take any action prohibited by Section VIII of the Capitol American Purchase Agreement;

     (b) The Company shall not, without the prior written consent of Conseco, its successors or assigns, incur additional Guaranty Obligations, amend, modify or otherwise change the terms of the Guaranty Obligations, GE Capital's obligations, responsibilities or liabilities with respect to the Guaranty Obligations or the terms of provisions of any document relating to the Guaranty Obligations or make any waiver or release or permit the release of any collateral (other than in the ordinary course of business) relating to the foregoing.

IX.    EVENTS  OF  DEFAULT;  RIGHTS  AND  REMEDIES

     9.1.    Events  of  Default.   The occurrence of any one or more of the
following events (regardless of the reason therefor) shall constitute an "Event of Default" hereunder until no amounts are owing under the Debentures:

     (a) The Company shall fail or neglect to perform, keep or observe any of the provisions of Sections 6, 7 or 8 of this Agreement and the same shall remain unremedied for a period ending on the first to occur of ten (10) days after the Company shall receive written notice of any such failure from the Purchaser or fifteen (15) days after the Company shall have knowledge thereof.

     (b) The Company shall fail or neglect to perform, keep or observe any other provision of this Agreement or of any of the other Supplemental
Agreements and the same shall remain unremedied for a period ending on the first to occur of thirty (30) days after the Company shall receive written notice of any such failure from the Purchaser or thirty (30) days after the Company shall have knowledge thereof.

     (c) A default shall occur under any other agreement, document or instrument to which the Company or any Subsidiary thereof is a party or by which the Company or such Subsidiary or any of the Company's or such Subsidiary's property is bound, and such default (i) involves the failure to make any payment (whether of principal, interest or otherwise) due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) in respect of any Indebtedness of the Company or such Subsidiary in an aggregate amount exceeding $100,000, or (ii) causes (or permits any holder of such Indebtedness of a trustee to cause) such Indebtedness or a portion thereof in an aggregate amount exceeding $100,000, to become due prior to its stated maturity or prior to its regularly scheduled dates of payment.

     (d) Any representation or warranty herein or in this Agreement or any Supplemental Agreement or in any written statement pursuant thereto or hereto, report, financial statement or certificate made or delivered to the Purchaser by the Company or any of its Subsidiaries shall be untrue or incorrect in any material respects, as of the date when made or deemed made, and the same shall remain unremedied for a period ending on the first to occur of ten (10) days after the Company shall receive written notice of any such failure from the Purchaser or fifteen (15) days after the Company shall have knowledge thereof.

     (e) The Company shall fail to make any principal or interest payment with respect to any Senior Indebtedness when the same shall be due and payable (including any applicable grace period), or any maturity date under the Senior Indebtedness is accelerated.

     (f) Any of the material assets of the Company or any of its Subsidiaries thereof shall be attached, seized, levied upon or subject to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors of the Company or any of its Subsidiaries and shall remain unstayed or undismissed for thirty (30) consecutive days; or any Person other than the Company or such Subsidiary shall apply for the appointment of a receiver, trustee or custodian for any of the assets of the Company or such Subsidiary and such application shall remain unstayed or undismissed for thirty (30) consecutive days; or the Company or such Subsidiary shall have concealed, removed or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property or the incurring of an obligation which may be fraudulent under any bankruptcy, fraudulent conveyance or other similar law.

     (g) A case or proceeding shall have been commenced against the Company or any of its Subsidiaries in a court having competent jurisdiction seeking a decree or order in respect of the Company or such Subsidiary (i) under title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law;
(ii) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of the Company or such Subsidiary or of any substantial part of its or their properties; or (iii) ordering the winding-up or liquidation of the affairs of the Company or such Subsidiary and such case or proceeding shall remain undismissed or unstayed for sixty (60) consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding.

     (h) The Company or any of its Subsidiaries shall (i) file a petition seeking relief under title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law; (ii) consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of the Company or such Subsidiary or of any substantial part of its properties; (iii) fail generally to pay its debts as such debts become due; or (iv) take any corporate action in furtherance of any such action.

     (i) Final judgment or judgments (after the expiration of all times to appeal therefrom) for the payment of money in excess of $100,000 in the aggregate shall be rendered against the Company or any of its Subsidiaries and the same shall not be (i) fully covered by insurance, or (ii) vacated, stayed, bonded, paid or discharged for a period of thirty (30) days.

     (j) Any other event shall have occurred and be continuing, including the revocation of any authorization, license, permit or other material suspension of the authority of the Company to conduct its business, which would have a Material Adverse Effect and remains uncured the Purchaser shall have given the Company at least thirty (30) days' notice thereof.

     (k) With respect to any Plan, (i) a prohibited transaction within the meaning of Section 4975 of the IRC or Section 406 of ERISA occurs which in the reasonable determination of the Purchaser could result in direct or indirect liability to the Company or any of its Subsidiaries, (ii) with respect to any Title IV Plan, the filing of a notice to voluntarily terminate any such plan in a distress termination, (iii) with respect to any Multiemployer Plan, the Company, any of its Subsidiaries or any ERISA Affiliate shall incur any Withdrawal Liability, (iv) with respect to any Qualified Plan, the Company, any of its Subsidiaries or any ERISA Affiliate shall incur an accumulated funding deficiency or request a funding waiver from the Internal Revenue Service, or (v) with respect to any Title IV Plan or Multiemployer Plan which has an ERISA Event not described in clauses (ii) - (iv) hereof, in the reasonable determination of the Purchaser there is a reasonable likelihood for termination of any such plan by the PBGC; provided, however, that the events listed in clauses (i) - (v) hereof shall constitute Events of Default only if the liability, deficiency or waiver request of the Company, any of its Subsidiaries or any ERISA Affiliate, whether or not assessed, exceeds $50,000, in any case set forth in (i) through (v) above, or exceeds $100,000, in the aggregate for all such cases.

     (xi) An Event of Default or a Trigger Event under the Capitol American Purchase Agreement shall occur.

     (xii)  The Purchaser shall have to make payment pursuant to the Guaranty.

    (xiii)  A  Trigger  Event  shall  occur.

     9.2. Remedies. If any Event of Default specified in Section 9.1 shall have occurred and be continuing, the Purchaser shall have the right to require full payment of the principal amount of the Debentures together with all accrued and unpaid interest.

X.    TRIGGERING  EVENT

     10.1.  Events.    The  following  events shall be considered triggering
events under this Agreement ("Triggering Events"): if (x) upon the earlier of a request for conversion or exercise under the Debentures, the Note or the Warrant or the maturity date of the Debentures or the Warrant, the Company fails or refuses to register shares of Common Stock issued or issuable to the Purchaser pursuant to the terms and provisions of the Registration Rights
Agreement,  or  (y)    at  any time a holder of Common Stock obtained through
conversion under the Debentures or the Note or upon exercise under the Warrant requests registration of such securities pursuant to an existing registration rights agreement with the Company, the Company fails or refuses to register such shares of Common Stock pursuant to the terms and provisions of such registration agreement.

     10.2.    Redemption.      From and after the occurrence of a Triggering
Event, the Purchaser shall be entitled to cause the Company to (x) redeem or repurchase, as the case may be, the Debentures, the Note or the Warrant, as the case may be, in such amount as may be specified by the Purchaser in a request delivered to the Company by the Purchaser, and the Company shall redeem or repurchase the Debentures or the Note and the Warrant, by paying to the holder thereof an amount equal to the market value of the greatest number of shares of Common Stock into which the Note is convertible and which may be exercised under the Warrant, and/or as the case may be (y) repurchase all Common Stock obtained through conversion under the Debentures or the Note or exercise under the Warrant for a purchase price equal to the market value thereof determined as provided below. The market value and the maximum number of shares of Common Stock into which the Note is convertible and the Warrant is excercisable shall be determined using the higher of the average of the closing prices of a share of Common Stock, as reported by the principal stock exchange upon which shares of Common Stock are traded, for the 20 trading days prior to (i) the day of the public announcement of a Triggering Event or (ii) the day of the event giving rise to the to the Triggering Event. If the Common Stock is not listed for trading on a nationally recognized stock exchange or on the NASDAQ System on the day before the Triggering Event, for purposes of determining the number of shares of Common Stock issuable upon conversion of the Debentures and the redemption price provided for in this
Section 10.2, the market value of a share of Common Stock shall be determined by a recognized appraisal or investment banking firm selected by the Board.


     10.3.    Funds  Unavailable.    If  sufficient  funds  are  not legally
available  for  payment  of  the  redemption  amount under Section 10.2 hereof following the occurrence of a Triggering Event, the Company and its Subsidiaries will take all lawful action necessary to enable the Company to make such payment to the fullest extent possible, including without limitation, (i) the sale of additional equity securities, (ii) any necessary action under applicable law to reduce the Company's surplus or other funds legally available, (iii) additional borrowing by, or a refinancing of, the Company, (iv) asset sales and (v) a sale of the Company or Subsidiaries to a third party. The Company will retain, at the Company's expense and with the consent of the Purchaser, an investment banking firm to assist the Company in taking the action referred to in the preceding sentence; such investment banking firm shall provide its service to the Company under the direction of a committee which will have two members, one of whom will be a representative of the Company and the other will be a representative of the Purchaser. Except as provided in the following paragraph, the foregoing shall not preclude the holders of the Note or the Warrant from availing themselves of any other remedy available at law or equity at any time to collect amounts due and payable to them by the Company.

     10.4. Notice. When a Triggering Event has occurred, the Company shall immediately give written notice thereof to the Purchaser. The Company shall also promptly notify the Purchaser of any event which could reasonably become a Triggering Event with the lapse of time or otherwise promptly after obtaining knowledge thereof.

XI.    RIGHT  OF  FIRST  REFUSAL

     Until such time as the Purchaser has no right, obligation or liability under the Warrant, the Guaranty or the Note, upon any offer, sale or issuance, for cash or other property, of subordinated indebtedness of the Company, then the Purchaser shall have the right to subscribe to and purchase such notes and evidences of subordinated indebtedness (the "New Indebtedness") at a price and on such other terms and conditions as are no less favorable to the Purchaser than those on which the New Indebtedness will be offered, sold or issued to other persons. The Purchaser shall have the option to purchase up to such portion of the New Indebtedness as shall be equal to the Purchaser's pro rata investment in the Company of the entire amount of investments made in the Company by the Purchaser at such date. The Company shall give written notice to the Purchaser of any and each opportunity for exercise of its rights under this Article XI, setting forth the price of such New Indebtedness and the amount of such New Indebtedness that the Purchaser is entitled to purchase. Such notice shall be delivered to the Purchaser at the address then shown in the records of the Company, and the Purchaser may exercise its rights to purchase such New Indebtedness by written notice thereof delivered to the Company at its principal office not later than 10 business days following the date on which notice of such rights was received by the Purchaser. In the event the Purchaser does not elect to purchase the offered New Indebtedness, any other Affiliate of the Purchaser that is a wholly owned subsidiary of Conseco, Inc. shall be given notice thereof and shall have five business days thereafter to elect to purchase such unpurchased allotment.

XII.    SECURITIES  LAW  MATTERS

     Each certificate or instrument representing the Securities shall bear a legend substantially in the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE HOLDER PURSUANT TO AN AGREEMENT DATED SEPTEMBER 16, 1997 BY AND BETWEEN GENERAL ACCEPTANCE CORPORATION AND CONSECO, INC. AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION, UNDER THE ACT, BASED ON AN OPINION LETTER OF COUNSEL REASONABLE SATISFACTORY TO THE COMPANY OR A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION."

XIII.    MISCELLANEOUS

     13.1.    Press  Releases.    Except  as required by applicable law, the
Purchaser and the Company will not give notice to third parties or otherwise make any public statement or releases concerning this Agreement or the transactions contemplated hereby except for such written information as shall have been approved in writing as to form and content by the other party, which approval shall not be unreasonably withheld.



     13.2. Expenses. The Company will pay its own costs and expenses and the costs and expenses of the Purchaser incident to preparing for, entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby.

     13.3.    Indemnification.      (a) The Company shall indemnify and hold
harmless the Purchaser against and from any losses, claims, damages, liabilities or expenses ("Losses") insofar as the Losses (or actions in respect thereof) arise out of or are based upon (i) the falsity or incorrectness as of the Closing Date of any representation or warranty of the Company contained in or made pursuant to this Agreement or any of the
Ancillary Agreements, or (ii) the existence of any condition, event or fact constituting, or which with notice or passage of time, or both, would constitute a default in the observance of any of the Company's undertakings or covenants under or pursuant to the Articles of Incorporation. The Company shall also pay all reasonable attorneys' and accountants' fees and costs and court costs incurred by the Purchaser in enforcing the indemnification provided for in this Section 13.3(a). Notwithstanding the foregoing, the Company expressly agrees and acknowledges that the right of indemnification granted herein to the Purchaser shall not be deemed to be the exclusive remedy available to the Purchaser for any of the matters described in this Section 13.3(a).

     (b) The Purchaser shall indemnify and hold harmless the Company against and from any Losses insofar as the Losses (or actions in respect thereof) arise out of or are based upon the falsity or incorrectness as of the Closing Date of any representation or warranty of the Purchaser contained in or made pursuant to this Agreement or any of the Ancillary Agreements. The Purchaser shall also pay all reasonable attorneys' and accountants' fees and costs and court costs incurred by the Company in enforcing the indemnification provided for in this Section 13.3(b).13.4. Notwithstanding the foregoing, the Purchaser expressly agrees and acknowledges that the right of indemnification granted herein to the Company shall not be deemed to be the exclusive remedy available to the Company for any of the matters described in this Section 13.3(b).

     13.4. Assignment. Neither party may assign any of its rights, title, interest, remedies, powers and duties hereunder without prior written consent of the other parties hereto. However, the Company hereby consents to the Purchaser's assignments, at any time or times, of any of the Purchaser's rights, title, interests, remedies, powers and duties hereunder, whether evidenced by a writing or not, to any of the Subsidiaries of the Purchaser. The Company agrees that it will use its best efforts to assist and cooperate with the Purchaser in any manner reasonably requested by the Purchaser to effect such assignments.

     13.5.    Remedies.   Trial.  The Purchaser' rights and remedies under
this Agreement shall be cumulative and nonexclusive of any other rights and remedies which the Purchaser may have under any other agreement, including without limitation, the Ancillary Agreements, by operation of law or otherwise.

     13.6. Waiver of Jury Trial. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights under this Agreement or the Ancillary Agreements.

     13.7. Arbitration. If a dispute arises as to interpretation of this Agreement, it shall be decided finally by three arbitrators in an arbitration proceeding conforming to the Rules of the American Arbitration Association applicable to commercial arbitration. The arbitrators shall be appointed as follows: one by the Company, one by the Purchaser and the third by the said two arbitrators, or, if they cannot agree, then the third arbitrator shall be appointed by the American Arbitration Association. The third arbitrator shall be chairman of the panel and shall be impartial. The arbitration shall take place in Carmel, Indiana. The decision of a majority of the Arbitrators shall be conclusively binding upon the parties and final, and such decision shall be enforceable as a judgment in any court of competent jurisdiction. Each party shall pay the fees and expenses of the arbitrator appointed by it, its counsel and its witnesses. The parties shall share equally the fees and expenses of the impartial arbitrator.

     13.8.    Severability.    Wherever  possible,  each  provision  of this
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     13.9.    Parties.    This  Agreement and the other Ancillary Agreements
shall be binding upon, and inure to the benefit of, the successors of the Company, and the successors and assigns of the Purchaser.

     13.10.    Conflict  of  Terms.    Except  as otherwise provided in this
Agreement or any of the Ancillary Agreements by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement is in conflict with, or inconsistent with, any provision in any of the Ancillary Agreements, the provision contained in this Agreement shall govern and control.

     13.11. GOVERNING LAW. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT OR IN ANY OF THE ANCILLARY AGREEMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF INDIANA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THE PURCHASER AND THE COMPANY AGREE TO SUBMIT TO PERSONAL JURISDICTION AND TO WAIVE ANY OBJECTION AS TO VENUE IN THE FEDERAL OR STATE COURTS IN THE COUNTY OF MARION, STATE OF INDIANA. SERVICE OF PROCESS ON THE COMPANY OR THE PURCHASER IN ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE ANCILLARY AGREEMENTS SHALL BE EFFECTIVE IF MAILED TO SUCH PARTY AT THE ADDRESS LISTED IN SECTION 13.9 HEREOF. NOTHING HEREIN SHALL PRECLUDE THE PURCHASER OR THE COMPANY FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION.

     13.12. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by another, or whenever any of the parties desires to give or serve upon another any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person with receipt acknowledged or by registered or certified mail, return receipt requested, postage prepaid, or telecopied and confirmed by telecopy answer back, addressed as follows:

     (a)    If  to  the  Purchaser  at:

     Conseco,  Inc.
11825  North  Pennsylvania  Street
Carmel,  Indiana  46032
Attention:  John  Sabl
Facsimile:  (317)  817-6327

     (b)    If  to  the  Company  at:

     General  Acceptance  Corporation
1025  Acuff  Road
Bloomington,  Indiana  47404
Attention:  Chief  Financial  Officer
Facsimile:  (812)  337-6029

     With  copies  to:

     Mr.  Russell  Algood
2800  South  Olcott  Boulevard
Bloomington,  Indiana  47401

     and

     Hackman  McClarnon  Hulett  &  Cracraft
Suite  2400  One  Indiana  Square
Indianapolis,  Indiana  46204
Attention:  Marvin  L.  Hackman
Facsimile:  (317)  686-3288


or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or upon receipt if the same shall have been telecopied and confirmed by telecopy answer back or three (3) Business
Days after the same shall have been deposited in the United States mail. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

     13.13. Survival. The representations and warranties of the Company in this Agreement shall survive the execution, delivery and acceptance hereof by the parties hereto and the Closing for a period ending on the date the Purchaser has no further right, obligation or liability under the Guaranty, the Note or the Warrant.

     13.14.    Section  Titles.    The  Section titles and Table of Contents
contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     13.15. Counterparts. This Agreement may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.



     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.



     CONSECO,  INC.
  As  the  Purchaser



By:    /s/   Rollin M. Dick                                        Rollin M.
Dick
     Executive  Vice  President,
     Chief  Financial  Officer


     GENERAL  ACCEPTANCE  CORPORATION
       As  the  Company



By:      /s/    R.  E.  Algood,  Pres.



















































                                Exhibit 10.84

A:\NOTE913.WPD
THIS SUBORDINATED CONVERTIBLE NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE OR OTHER SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR ASSIGNED EXCEPT (I) PURSUANT TO REGISTRATIONS THEREOF UNDER SUCH LAWS, OR (II) IF, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO GENERAL ACCEPTANCE CORPORATION, THE PROPOSED TRANSFER MAY BE EFFECTED IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS WITHOUT SUCH REGISTRATIONS.


     12%  SUBORDINATED  CONVERTIBLE  NOTE

     Dated:  September  16,  1997

     For value received, General Acceptance Corporation, an Indiana corporation with its principal offices at 1025 Acuff Road, Bloomington, Indiana 47404 (the "Maker"), hereby promises to pay to the order of Conseco, Inc. ("Conseco"), an Indiana corporation with its principal offices at 11825 North Pennsylvania Street, Carmel, Indiana 46032, or its assigns (collectively, the "Holder"), at its principal office or at such other place as the Holder may direct in writing to the Maker, in lawful money of the United States of America, the aggregate unpaid principal amount (the "Principal Amount") from time to time paid, by or on behalf of, Conseco, pursuant to that certain Limited Continuing Guarantee of even date herewith pursuant to which Conseco guarantees (the "Guaranty") certain obligations of Maker to General Electric Capital Corporation ("GE Capital"), and interest, as provided herein, all without relief from valuation or appraisement laws. This
Note is being delivered in connection with that certain Agreement by and among the Maker and Conseco, of even date herewith (the "September Agreement"). The terms and provisions of the September Agreement shall govern the terms and provisions of this Note and any conflict between this Note and the September Agreement shall be resolved by the September Agreement.

     1. Payment of Principal. Subject to acceleration as provided for elsewhere in this 12% Subordinated Convertible Note (the "Note"), the Maker shall pay to the Holder the principal balance from time to time outstanding under this Note immediately upon written demand therefor from the Holder, plus all accrued and unpaid interest on such principal balance of this Note as of the date of such payment.

     2.    Calculation  of  Principal.    The  Maker is hereby authorized to
endorse the date and amount of each payment paid, by or on behalf of Conseco, pursuant to the Guaranty, and each repayment made by the Maker pursuant to this Note, on the schedule which is attached to and constitutes a part of this Note, which shall constitute prima facie evidence, absent manifest error, of the accuracy of the information contained herein; provided, however, that the failure of the Holder to endorse or record any such payment made pursuant to the Guaranty or any payments or repayments made by the Maker hereunder shall not affect the obligations of the Maker hereunder.



                                      43
A:\NOTE913.WPD
     3.          Interest.   Interest on the unpaid principal balance hereof
existing from time to time shall accrue at the rate of 12% per annum; provided, however, interest shall accrue at the rate of 15% per annum so long as an "Event of Default," as specified in Section 4(a), exists hereunder, provided, however, that in the event of an Event of Default under Section 4(a)(i) herein, such 15% interest shall not begin to accrue until 30 days after the earlier of (x) the date payment in full is made of all Senior Indebtedness; or (y) payment hereunder or the release of collateral is permitted by the Senior Lender. Interest shall be calculated on the basis of actual daily balances of outstanding principal for the exact number of days the principal remains outstanding and shall be computed on the basis of a 360-day year. Interest shall be due and payable on the date each payment of principal becomes due and payable hereunder as provided above.

     4.          Default  and  Remedy.

(a) An "Event of Default" under this Note shall mean the occurrence of any of the following events: (i) the Maker defaults in the payment of principal of or interest on this Note when due and the Maker does not cure that default within 5 days after the due date; (ii) the Maker defaults in the performance of any obligation under this Note (other than the payment described in the immediately preceding clause) and the does not cure that default within 30 days after receipt by the Maker of written notice from the Holder; (iii) an "Event of Default" or a "Triggering Event", both as defined in the September Agreement, shall occur; or (iv) the Maker commences proceedings in any court under the United States Bankruptcy Code, or any other debtors' relief or insolvency act, whether state or federal (the "Bankruptcy Laws"), or any other person commences proceedings under the Bankruptcy Laws against the Maker and those proceedings are not stayed or dismissed within 60 days.

(b) If any Event of Default occurs and is continuing, then the Holder shall have the right and option to declare, by notice in writing sent by registered or certified mail to the Maker, the full unpaid principal balance hereof, together with all accrued and unpaid interest thereon, immediately due and payable without further demand, notice, or presentment for payment. Alternatively, if a Triggering Event occurs, the Holder shall have the right and option to cause the Maker to redeem this Note pursuant to the procedure set forth in Section 10.2 of the September Agreement.

(c) If this Note is collected or attempted to be collected by the initiation or prosecution of any suit or through any bankruptcy court, or by any judicial proceeding, or is placed in the hands of attorneys for collection, then the Maker shall pay, in addition to all other amounts owing hereunder, all court costs and reasonable attorney's fees incurred by the Holder.

     5.          Subordination.

(a) Subordination to Senior Debt. Notwithstanding anything to the contrary contained in this Note, the Maker covenants and agrees, and the Holder by acceptance of this Note likewise covenants and agrees, that the Maker's indebtedness under this Note shall be junior and subordinate to the Senior Indebtedness (as hereafter defined) to the extent and in the manner set forth in this Section 5, except to the extent otherwise agreed to in writing by the Holder and any Senior Lender (as hereinafter defined) with respect to the Senior Indebtedness held by or payable to that Senior Lender. Each subsection of this Section 5 shall be given independent effect so that if a particular payment or action is prohibited by any one of these subsections, it shall be prohibited although it otherwise would not be prohibited by another subsection.

(b) Payment Default on Senior Indebtedness. If at any time a default occurs in the payment when due (whether at maturity or upon acceleration or mandatory prepayment, or on any principal installment payment date or interest payment date, or otherwise) ("Payment Default") of any Senior Indebtedness, then at all times thereafter until (i) the Payment Default has been cured,
(ii) the Payment Default or the benefits of this sentence have been waived in writing by or on behalf of the Senior Lenders holding that Senior Indebtedness, or (iii) payment in full of all affected Senior Indebtedness, the Maker shall not, directly or indirectly, make any Distribution of Assets (as hereinafter defined) or Payment (as hereinafter defined) with respect to this Note.

(c) Dissolution, Liquidation or Reorganization of Maker. In the event of any insolvency, bankruptcy or receivership case or proceeding or any dissolution, winding up, liquidation, reorganization or other similar proceeding relating to the Maker, its property or its operations (whether voluntary or involuntary and whether in bankruptcy, insolvency or receivership proceedings or otherwise), upon an assignment for the benefit of creditors, or any other marshaling of the assets of the Maker, then payment in full of all Senior Indebtedness then or thereafter to become due shall occur before the Holder shall be entitled to receive or retain any Distribution of Assets or Payment with respect to this Note. In any such proceedings, any Distribution of Assets or Payment to which the Holder would be entitled if this Note were not subordinated to the Senior Indebtedness shall be paid by the Maker or the agent or other person making such payment or distribution, or by the Holder if received by the Holder, directly to each Senior Lender, pro forma, to the extent necessary to make payment in full of all Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the benefit of the Senior Lenders.

(d) Subrogation. No Distribution of Assets or Payment to which the Holder would have been entitled except for the provisions of this Section 5 and which are received by or paid over to the Senior Lenders or their Representative (as hereinafter defined) shall, as between the Maker and its creditors other than the Senior Lenders and the Holder, be deemed to be a payment by the Maker to the Senior Lenders or on account of the Senior Indebtedness, and the Holder shall be subrogated (without any duty on the part of the Senior Lenders to warrant, create, effectuate, preserve or protect such subrogation) to the then or thereafter existing rights of the Senior Lenders to receive Distributions of Assets or payments made on the Senior Indebtedness until this Note shall be paid in full.

(e) Payments Held in Trust. If the Holder receives any Distribution of Assets or Payment which the Holder is not entitled to retain under the provisions of this Section 5, any such Distribution of Assets or Payment so received shall be held in trust for the Senior Lenders, shall not be commingled with any other assets of the Holder, and shall be paid to the Senior Lenders, pro rata, to the extent necessary to make payment in full, after giving effect to any concurrent payment or distribution to or for the benefit of the Senior Lenders.

(f) Changes in Senior Indebtedness. Except as otherwise provided in the Guaranty, any Senior Lender may at any time and from time to time with notice to the Holder: (i) extend, renew, modify, waive or amend the terms of the Senior Indebtedness; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing the Senior Indebtedness;
(iii) release any guarantor or any other person liable in any manner for the Senior Indebtedness or amend or waive the terms of the Senior Indebtedness;
(iv) exercise or refrain from exercising any rights against the Maker or any other persons; (v) apply in any order any sums by whomever paid or however to the Senior Indebtedness; and (vi) take any other action which otherwise might be deemed to impair the Holder's rights. Except a otherwise provided in the Guaranty, and all of such actions may be taken by the Senior Lenders without incurring responsibility to the Holder and without impairing or releasing the Holder's obligations to the Senior Lenders.

(g) Third-Party Beneficiary, Etc.. The foregoing provisions regarding subordination are solely for the purpose of defining the relative rights of the Senior Lenders on the one hand and the Holder on the other hand. Such provisions are for the benefit of the Senior Lenders (and their successors and assigns) and shall be enforceable by them directly against the Holder except to the extent otherwise agreed to in writing by the Holder and any other Senior Lender.

(h) Definitions. As used in this Section 5 (or as elsewhere used in this Note) the following terms shall have the meanings indicated:

"Distribution of Assets" means any distribution of assets of the Maker or any of its subsidiaries of any kind or character, whether a payment, purchase or other acquisition or retirement for cash, property, or securities, with respect to the Maker's obligations under this Note.

"Payment" means payment of any obligation now or hereafter existing under this Note (as it may hereafter be amended, supplemented, or otherwise modified from time to time), whether created directly or acquired by assignment or otherwise, and interest and premiums, if any, thereon and all other amounts payable in respect thereof or in connection therewith.

"Representative" means, with respect to any Senior Indebtedness, the trustee, agent, or other representative for one or more of the Senior Lenders, if any, designated in the indenture, agreement or document creating, evidencing or governing such Senior Indebtedness or pursuant to which it was issued, or otherwise designated by the holders of such Senior Indebtedness. "Senior Indebtedness" shall have the meaning specified in the September Agreement.

"Senior Lender" or "Senior Lenders" means one or more of the holders of Senior Indebtedness.


     6.          Conversion.

(a) The Holder may, at the Holder's option, at any time, and from time to time, prior to payment in full of outstanding indebtedness under this Note, convert the outstanding Principal Amount of this Note (but not to exceed $10,000,000) and any accrued but unpaid interest due pursuant to Section 1 above (the "Conversion Amount"), in whole or in part (but only into full shares), into fully paid and non-assessable shares of the common stock, no par value of the Maker (the "Common Shares"), at a rate equal to the higher of (x) the book value per Common Share of the Maker determined in accordance with generally accepted accounting principles consistently applied as of the time of such request for conversion, or (y) $0.25 per Common Share (in either case subject to adjustment as set forth in Section 7) (the "Conversion Rate").
In order to exercise this conversion right, the Holder must send written notice of the request for conversion to the Maker at least 10 days prior to the specified conversion date. On the conversion date (or as soon thereafter as is reasonably practicable), the Maker shall issue to the Holder a share certificate for the Common Shares acquired upon conversion.

(c) Notwithstanding any other provisions of this Section 6 to the contrary, the conversion rights of the Holder shall be subject to compliance with all applicable federal and state securities laws, and the Holder agrees to execute all required agreements and documents required by the Maker to establish compliance with such laws.

(d) The Maker shall at all times reserve and keep available and free of preemptive rights out of its authorized but unissued Common Shares, solely for the purpose of issuance upon conversion of the Note, the number of Common Shares as shall from time to time be sufficient to effect the conversion of the Note, and if at any time the number of authorized but unissued Common Shares shall not be sufficient to effect the conversion of the Note, the Maker shall take the corporate action necessary to increase the number of its authorized Common Shares to a number sufficient for this purpose. The Maker further covenants that all shares that may be issued upon the conversion of this Note and payment of the Conversion Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof. The Maker agrees that its issuance of this Note shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares upon the conversion of this Note.


7.          Adjustments.

(a)          Reorganization,  Merger  or  Sale  of  Assets

     If at any time while this Note, or any portion thereof, is outstanding there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation with or into another corporation in which the Maker is not the surviving entity, or a reverse triangular merger in which the Maker is the surviving entity but the shares of the Maker's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Maker's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Note shall thereafter be entitled to receive upon conversion of the Notes the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon conversion of this Note would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Note had been converted immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided
in  this  Section  7.    The foregoing provisions of this Section 7(a) shall
similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the conversion of this Note. If the per-share consideration payable to Holder for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Maker's
Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Maker's Board of Directors) shall be made in the application of the provisions of this Note with respect to the rights and interests of Holder after the transaction, to the end that the provisions of this Note shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon conversion of this Note.

(b)          Reclassification.

     If the Maker, at any time while this Note, or any portion thereof, remains outstanding, by reclassification of securities or otherwise, shall change any of the securities as to which conversion rights under this Note exist into the same or a different number of securities of any other class or classes, this Note shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the conversion rights under this Note immediately prior to such reclassification or other change and the Conversion Price or number of shares received upon such conversion shall be appropriately adjusted, all subject to further adjustment as provided in this Section 7.

(c)          Split,  Subdivision  or  Combination  of  Shares.

     If the Maker at any time while this Note, or any portion thereof, remains outstanding shall split, subdivide or combine the securities as to which conversion rights under this Note exist, into a different number of securities of the same class, the number of shares issuable upon conversion shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

(d)        Adjustments for Dividends in Stock or Other Securities or Property.

     If while this Note, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which conversion rights under this Note exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Maker by way of dividend, then and in each case, this Note shall represent the right to acquire upon conversion, in addition to the number of shares of the security receivable upon conversion of this Note, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Maker that such holder would hold on the date of such conversion had it been the holder of record of the security receivable upon conversion of this Note on the date hereof and had thereafter, during the period from the date hereof to and including the date of such conversion, retained such shares and/all other additional stock, other securities or property available by this Note as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 7.




(e)          Issuance  of  Shares  Below  Conversion  Price.

     (1) If while this Note, or any portion hereof, remains outstanding, the Maker shall offer and sell Additional Shares of Common Stock (as hereinafter defined) for consideration per share less than the Conversion Price in effect immediately prior to the issuance of such Additional Shares of Common Stock (except upon the exercise of stock options granted pursuant to the Company's Stock Option Plan approved by the Board), the Conversion Price in effect immediately prior to each such issuance shall forthwith be adjusted upon such issuance to a price equal to the price paid per share for such Additional Shares of Common Stock.

     (2) For the purpose of the calculations provided in this Section 7(e), if at any time or from time to time after the date hereof the Maker shall issue any rights or options for the purchase of, or stock or other securities convertible into, Additional Shares of Common Stock (such Common Stock or securities being hereinafter referred to as "Convertible Securities"), then, and in each case, if the Effective Price (as hereinafter defined) of such rights, options or Convertible Securities shall be less than the Conversion Price, the Maker shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, payable to the Maker upon exercise or conversion of such options or rights. "Effective Price" shall mean the quotient determined by dividing the total of all of such consideration by such maximum number of Additional Shares of Common Stock. No further adjustment shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities. In the case of Convertible Securities which have a conversion price which is based, in whole or in part, upon a discount to the market price or value of the Common Stock, then for the purposes of calculating the Effective Price, the consideration shall be deemed to include the minimum conversion price payable to the Maker.

     If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire prior to the Maturity hereof without having been exercised, the adjustment to the number of shares available hereunder upon the issuance of such rights, options or Convertible Securities shall be readjusted to the number of shares that would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional
Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Maker for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted plus the consideration, if any, actually received by the Maker on the conversion of such Convertible Securities.

(3) For the purpose of the calculations provided for in this Section 7(e), if at any time or from time to time after the date hereof the Maker shall issue any rights or options for the purchase of Convertible Securities, then, in each such case, if the Effective Price thereof is less than the then Conversion Price, the Maker shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of Additional Shares of Common Stock issuable upon conversion of the total amount of Convertible
Securities covered by such rights or options and to have received as consideration for the issuance of such Additional Shares of Common Stock an amount equal to the amount of consideration, if any, received by the Maker for the issuance of such rights or options, plus the consideration, if any, payable to the Maker upon the conversion of such Convertible Securities. "Effective Price" shall mean the quotient determined by dividing the total amount of such consideration by such maximum number of Additional Shares of
Common Stock. No further adjustment of such Conversion Price adjusted upon the issuance of such rights or options shall be made as a result of the actual issuance of the Convertible Securities upon the exercise of such rights or options or upon the actual issuance of Additional Shares of Common Stock upon the conversion of such Convertible Securities.

     (4) The term "Additional Shares of Common Stock" as used herein shall mean all shares of Common Stock issued or deemed issued by the Maker after the date hereof, other than (i) securities issued pursuant to or in connection with the terms of the September Agreement; (ii) shares of Common Stock issued upon conversion of convertible securities or the exercise of common stock purchase warrants outstanding as of the date hereof; (iii) shares of Common Stock issuable to employees, officers or directors pursuant to the Maker's stock option plan; (iv) shares of Common Stock issued or issuable to directors in connection with their service as directors; (v) shares of Common Stock issued or issuable to directors, officers or employees for services rendered or to be rendered pursuant to arrangements approved by the Board of Directors; and (vii) shares of Common Stock issued in connection with a business combination, merger, consolidation, asset acquisition or the acquisition of the business of another corporation (through the purchase of stock or assets) approved by the Board of Directors and all of the Conseco Directors (as defined in the September Agreement).

          (f)          No  Impairment.

     Maker will not, by any voluntary action, avoid or seek to avoid the observance or performance or any of the terms to be observed or performed hereunder by Maker, but will at all times in good faith assist in the carrying out of all the provisions of this Section 7 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Holder against impairment.

     8. Notices. (a) Whenever the number of shares issuable or the Conversion Price hereunder shall be adjusted pursuant to Section 7 hereof, the Maker shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Conversion Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to Holder.

     (b) All notices, requests, demands, or other communications that are required or may be given pursuant to the terms of this Note shall be in writing and delivery shall be deemed sufficient and to have been duly given on the date of service if delivered personally or by facsimile transmission if receipt is confirmed to the party to whom notice is to be given or on the third day after mailing if mailed by first-class mail, return receipt requested, postage prepaid, and properly addressed as follows:

If  to  the  Maker,  to:
     General  Acceptance  Corporation
1025  Acuff  Road
Bloomington,  Indiana  47404
Attention:  Chief  Financial  Officer
Fax:  (812)  337-6029


Copies  to:
     Mr.  Russell  Algood
2800  South  Olcott  Boulevard
Bloomington,  Indiana  47401

     and

     Hackman  McClarnon  Hulett  &  Cracraft
Suite  2400  One  Indiana  Square
Indianapolis,  Indiana  46204
Attention:  Marvin  L.  Hackman
Fax:  (317)  686-3288

If  to  the  Holder,  to:

Conseco,  Inc.
11825  North  Pennsylvania  Street
Carmel,  Indiana  46032
Attention:    John  Sabl
Fax:  (317)  817-6327

or  to  such other address as may be specified in writing by any of the above.

     9.          Remedies.    The  remedies  provided  by this Note shall be
cumulative, and shall be in addition to and not exclusive of other remedies available under or pursuant to the September Agreement, at law, or in equity.
 The exercise or waiver by the Holder of any right or remedy available under this Note shall not be deemed to be a waiver of any other right or remedy available under this Note, the September Agreement or any other agreement between the Maker and the Holder or any affiliate of the Holder, at law, or in equity.

     10.          Miscellaneous.

(a)      Whenever used herein, the singular includes the plural and the plural
includes  the  singular.   The term "Maker" means the corporation named in the
opening  paragraph  hereof  and  its  successors  and  assigns.

(b) Indiana law shall govern this interpretation, construction, and enforcement of this Note and all transactions contemplated hereby, notwithstanding any state's choice of law rules to the contrary. Any litigation related to this Note may be maintained only in the federal district court for the Southern District of Indiana, Indianapolis Division (or any successor jurisdiction) or in an Indiana state court in Hamilton County or one of the counties immediately contiguous to Hamilton County, and each party hereby irrevocably consents and submits to the jurisdiction of that federal or state court and irrevocably waives any objection the party may have based upon improper venue, forum non conveniens, or other similar doctrines or rules.

(c) The Maker and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (i) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notice, filing of suit and diligence in collecting this Note, (ii) agree to the release of any party primarily or secondarily liable hereon, (iii) agree that the Holder shall not be required first to institute suit or exhaust its remedies hereon against the Maker or others liable or to become liable hereon or to enforce its rights against them, and (iv) consent to any extension or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice thereof to any of them.

(d) The Holder, by acceptance hereof, acknowledges that this Note and the shares to be issued upon conversion hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Note or any shares to be issued upon conversion hereof except under circumstances that will not result in a violation of applicable federal and state securities laws. Upon exercise of this Note, the Holder shall, if requested by the Maker, confirm in writing, in a form satisfactory to the Maker, that the shares so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

     All shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED UPON CONVERSION THEREOF MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

     The Holder shall be entitled to the registration rights set forth in that certain Registration Rights Agreement of even date herewith by and between the Maker and the Holder.

(e) The captions of the sections of this Note are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any provision of this Note.

49




     IN WITNESS WHEREOF, the Maker has executed, acknowledged, and delivered this Note as of the day and year first above written.

     GENERAL  ACCEPTANCE  CORPORATION



     By:_____/s/    R.  E.  Algood,  President___




Accepted  and  agreed  to  this  16th  day  of  September,  1997:


CONSECO,  INC.



By:___/s/    Rollin  M.  Dick__________________
     Rollin  M.  Dick
     Executive  Vice  President,
     Chief  Financial  Officer



















Schedule Attached to 12% Subordinated Convertible Note dated September 16, 1997 of GENERAL ACCEPTANCE CORPORATION, payable to the order of CONSECO, INC.

                                          PAYMENTS AND REPAYMENTS



Date  Amount of Payment Made Pursuant to Guaranty  Amount Repaid  Unpaid Principal Balance  Notation Made By
----  -------------------------------------------  -------------  ------------------------  ----------------


































































                                Exhibit 10.86
                               AMENDMENT NO. 1
                                      To
                        Securities Purchase Agreement


     This Amendment No. 1 (this "Amendment") to Securities Purchase Agreement (the "Underlying Agreement"), dated as of April 11, 1997, between General Acceptance Corporation, an Indiana corporation (the "Company"), and Capitol American Life Insurance Company, an Arizona life insurance company (the "Purchaser"), is made as of September 16, 1997 between the Company and the Purchaser.

                     W I T N E S S T H:

     Whereas, simultaneously with the execution and delivery of this Amendment, the Company and Conseco, Inc., an Indiana corporation ("Conseco"), are entering into an Agreement, of even date herewith (the "September Agreement"), which provides, among other things, for the guarantee by Conseco of certain obligations of the Company to General Electric Capital Corporation ("GECC") pursuant to that certain Limited Continuing Guaranty, of even date herewith, issued by Conseco for the benefit of GECC (the "Guaranty") in consideration, among other things, for the issuance to Conseco of (x) the Company's 12% Subordinated Convertible Note, of even date herewith (the "Note"), in an aggregate principal amount of $10,000,000 and all other amounts paid by, or on behalf of, Conseco pursuant to the Guaranty which is convertible into shares of common stock, no par value, of the Company ("Common Stock"), and (y) a Warrant, of even date herewith (the "Warrant"), to purchase 500,000 shares of Common Stock, in each case adjustable as provided therein; and

     Whereas, the parties desire to amend the Underlying Agreement as provided by this Amendment.

     NOW, THEREFORE, in order to induce the parties hereto to enter into the September Agreement and the Supplemental Agreements referred to therein and to consummate the transactions contemplated thereby, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Underlying Agreement is hereby amended as of the date hereof
as    follows:

     1. Terms defined herein shall have the meanings ascribed to them in this Amendment. Unless otherwise defined herein or unless the context otherwise requires, capitalized terms used herein shall have the meanings set forth in the Underlying Agreement.

     2. All references in the Underlying Agreement to the Agreement shall mean the Underlying Agreement as amended by this Amendment.

     3. Section 9.1 of the Underlying Agreement is hereby amended by inserting at the end thereof the following: A(l) An Event of Default (as defined in the September Agreement) shall occur."

     4. Section 10.1 of the Underlying Agreement is hereby amended to be and read in its entirety as follows:

     A10.1.    Events.   The following events shall be considered triggering
events under this Agreement ("Triggering Events"): if (x) upon the earlier of a request for conversion or exercise under the Debentures, the Note or the Warrant or the maturity date of the Debentures or the Warrant, the Company fails or refuses to register shares of Common Stock issued or issuable to the Purchaser pursuant to the terms and provisions of the Registration Rights
Agreement,  or  (y)    at  any time a holder of Common Stock obtained through
conversion under the Debentures or the Note or upon exercise under the Warrant requests registration of such securities pursuant to an existing registration rights agreement with the Company, the Company fails or refuses to register such shares of Common Stock pursuant to the terms and provisions of such registration agreement."

     5. Section 10.2 of the Underlying Agreement is hereby amended to insert in lieu of the term "to redeem the Debentures" in the third line thereof the following: "to redeem or repurchase, as the case may be, the Debentures, the Note or the Warrant, as the case may be,".

     Except as otherwise provided herein, the terms and provisions of the Underlying Agreement shall remain unchanged and continue in full force and effect.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

     CAPITOL  AMERICAN  LIFE
INSURANCE  COMPANY



     By  ____/s/  Rollin  M.  Dick_____
                                                  Rollin  M.  Dick
                                                  Executive  Vice  President,
                                                  Chief  Financial  Officer


     GENERAL  ACCEPTANCE
CORPORATION



     By  __/s/    R.  E.  Algood,  Pres._


















































                                Exhibit 10.87

6






     CONSECO
     SUBORDINATION  AGREEMENT

     THIS AGREEMENT is entered into this _16th_ day of _September, among CAPITOL AMERICAN LIFE INSURANCE COMPANY, an Arizona Corporation, MALVIN L.
ALGOOD, JANET ALGOOD, RUSSELL E. ALGOOD, and JOHN G. ALGOOD (hereinafter jointly and severally referred to as the "Creditors"), and GENERAL ACCEPTANCE CORPORATION, an Indiana corporation (the "Company") for the benefit of CONSECO, INC., an Indiana corporation (the "Guarantor").

     RECITALS

     A. The Company is presently indebted to Creditors in the aggregate principal amount of Thirteen Million Two Hundred Fifty Thousand Dollars ($13,250,000.00), which indebtedness is evidenced by 12% Subordinated Convertible Notes of the Company dated April 11, 1997, in such aggregate principal amount. The indebtedness evidenced by such Notes is hereinafter referred to as the "Junior Debt".

     B. The Company desires to obtain from the Guarantor a Limited Continuing Guaranty in the principal amount of Ten Million Dollars ($10,000,000.00) (the "Guaranty") of certain debt owing and to be owing by the Company pursuant to a Loan and Security Agreement with General Electric Capital Corporation ("GE Capital"), and concurrently herewith is executing and delivering to the Guarantor a 12% Subordinated Convertible Note in such principal amount to evidence the Company's obligation to repay all amounts advanced by Guarantor pursuant to the Guaranty. The indebtedness evidenced by such Note from time to time is hereinafter referred to as the "Superior Debt."

     C. Guarantor is unwilling to provide the Guaranty for the benefit of the Company unless the Creditors and the Company enter into this Subordination Agreement for the benefit of Guarantor.

     D. Creditors acknowledge that Creditors have a substantial interest in the Company and will benefit, directly or indirectly, from the Guaranty and other extensions of credit and financial accommodations by Guarantor and GE Capital to the Company.

     AGREEMENT

     NOW, THEREFORE, in consideration of the Recitals, and to induce Guarantor to provide the Guaranty and other financial accommodations to the Company, the parties hereto, intending to be legally bound, agree as follows:

     1.    RECITALS.   The foregoing Recitals, and the definitions contained
therein,  are  incor-por-ated  herein  by  this  reference.

     2. SUBORDINATION. Creditors hereby subordinate, to the extent and in the manner provided in this Agreement, all of the Junior Debt, including principal and interest thereon, and all rights of the Creditors pursuant thereto, to the prior payment of all of the Superior Debt, including principal and interest thereon, costs of collection, including reasonable attorneys' fees, and the exercise of all rights thereunder by the holder or holders of the Superior Debt. Each instrument and document evidencing the Junior Debt shall bear a conspicuous legend that it is subordinated to the Superior Debt. The Company's and Creditors' books shall be marked to evidence the subordination of all of the Junior Debt to the Superior Debt. The Guarantor is authorized to examine such books from time to time and to make any notations required by this Agreement.

     3. WARRANTIES AND REPRESENTATIONS OF THE COMPANY AND CREDITORS. The Company and the Creditors each hereby represent and warrant to and for the benefit of the Guarantor that: (a) they have not relied and will not rely on any representation or information of any nature made by or received from Guarantor relative to the Company in deciding to execute this Agree-ment; (b) as of the date hereof, the total principal amount of the Junior Debt is $13,250,000.00; (c) no part of the Junior Debt is evidenced by any instrument, security or other writing which has not previously been or is not concurrently herewith being marked to evidence the within subordination or being deposited with Guarantor; (d) Creditors are the lawful owners of the Junior Debt and no part thereof is subject to any defense, offset or counterclaim; (e) Creditors have not heretofore assigned or transferred any of the Junior Debt, any interest therein or any collateral or security pertaining thereto; and (f) Creditors have not heretofore given any subordination in respect of the Junior Debt, except as set forth in the Notes evidencing the Junior Debt.

     4. NEGATIVE COVENANTS. So long as Guarantor has any liability under the Guaranty, and until all of the Superior Debt has been fully and finally paid, the Company and, as applicable, the Creditors shall not, without the prior written consent of the holder or holders of the Superior Debt: (a) directly or indirectly, make any principal payment on account of or grant a security interest in, mortgage, pledge, assign or transfer any properties to secure or satisfy all or any part of the Junior Debt; or (b) demand or accept from the Company or any other person any such payment or collateral.

     5. PERMITTED PAYMENTS AND LIENS. Notwithstanding the provisions of paragraph 4 hereof, for so long as the Guarantor has not made any payment pursuant to the Guaranty, and no material event of default has occurred or exists under any instrument or agreement evidencing or securing the Superior Debt, the indebtedness to GE Capital, or the New Algood Notes (as defined in paragraph 22 hereof), the Company may make and Creditors may demand and receive regularly scheduled payments of interest, but not of principal, on the Junior Debt.

     6. TURNOVER OF PROHIBITED TRANSFERS. If any payment on account of or any collateral for any part of the Junior Debt is received by Creditors other than as permitted in paragraph 5 hereof, or as approved by the Guarantor in writing prior to such payment or transfer, such pay-ment or collateral shall be delivered forthwith by Creditors to Guarantor for application to, or as additional security for, the Superior Debt, in the form received except for the addition of any endorsement or assignment necessary to effect a transfer of all rights therein to Guarantor. Un-til so delivered any such payment or collateral shall be held by Creditors in trust for Guarantor and shall not be commingled with other funds or property of Creditors.

     7. OBLIGATIONS OF GUARANTOR. In no event shall Guarantor be liable to Creditors for any failure to prove the Junior Debt, to exercise any right with respect thereto or to collect any sums payable thereon.

     8.    SUBROGATION.   Provided that the Superior Debt has been fully and
finally paid and dis-charged, and subject to the Algood Subordination Agreement of even date herewith, Creditors shall be subrogated to the rights of Guarantor to receive payments or distributions of cash, property or securities payable or distributable on account of the Superior Debt to the extent of all payments and distributions paid over to or for the benefit of Guarantor pursuant to this Agreement.

     9. NO EFFECT ON CONVERSION RATE OF JUNIOR DEBT. The Creditors agree that the issu-ance by the Company of the 12% Subordinated Convertible Note representing the Superior Debt at a Conversion Rate which may be less than the Conversion Rate contained in the 12% Subordi-nated Convertible Notes which represent the Junior Debt shall not constitute the issuance of rights and options for the purchase of, or stock and other securities convertible into, Additional Shares of Common Stock as defined in Section 7(e) of the Notes evidencing the Junior Debt. No-thing contained in the Note evidencing the Superior Debt, or herein, shall affect the Conversion Rate contained in the Notes evidencing the Junior Debt.

      10.    DURATION  AND  TERMINATION.   This Agreement shall constitute a
continuing agreement of subordination, and shall remain in effect until all Superior Debt, and any extensions or renewals of the Superior Debt, have been fully and finally discharged with interest and other applicable charges, including cost of collection and reasonable attorneys' fees.

      11. DEFAULT. If any representation or warranty in this Agreement or in any instrument evidencing or securing the Superior Debt proves to have been materially false when made, or, in the event of a breach by either the Company or Creditors in the performance of any of the terms of this Agreement or any instrument or agreement evidencing or securing the Superior Debt, all of the Superior Debt shall, at the option of Guarantor, become immediately due and payable without presentment, demand, protest, or notice of any kind, notwithstanding any time or credit otherwise allowed. At any time Creditors fail to comply with any provision of this Agreement that is applicable to Creditors, Guarantor may demand specific performance of this Agreement, whether or not the Company has complied with this Agreement, and may exercise any other remedy available at law or equity.

      12. NOTICES. All notices, requests, demands and other communications required or permitted under this Agreement or by law shall be in writing and shall be deemed to have been duly given, made and received only when delivered against receipt or when deposited in the United States mail, certified or registered mail, return receipt requested, postage prepaid, addressed as set forth below, and actually presented at the address of the noticed party.

     (a)    If  to  Guarantor:                    11825  North  Pennsylvania
                              Carmel,  IN    46032
                              Attention:  General  Counsel

     (b)    If  to  Creditors:                        At the address set forth
                              opposite  their  signature  below

     (c)    If  to  the  Company:                    1025  Acuff  Road
                              Bloomington,  IN    47404
                              Attention:    Chief  Financial  Officer

Any addressee may change the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph for the giving of notice.

    13. GUARANTOR'S DUTIES LIMITED. The rights granted to Guarantor in this Agreement are solely for its protection and nothing herein contained imposes on Guarantor any duties with respect to any property either of the
Company or of Creditors heretofore or hereafter received by Guarantor beyond reasonable care in the custody and preservation of such property while in Guarantor's possession. Guarantor has no duty to preserve rights against prior parties on any instrument or chattel paper received from the Company or Creditors as collateral security for the Superior Debt or any portion thereof.

    14.    AUTHORITY.   The Company and Creditors represent and warrant that
they have authority to enter into this Agreement and that the persons signing for each party are authorized and directed to do so.

   15.    ENTIRE  AGREEMENT.    This Agreement constitutes and expresses the
entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contempor-aneous agreements and understandings, inducements or conditions, whether express or implied, oral or written. Neither this Agreement nor any portion or provision hereof may be changed, waived or amended orally or in any manner other than by an agreement in writing signed by the Company and Creditors, and approved in writing by Guarantor.

   16. ADDITIONAL DOCUMENTATION. The Company and Creditors shall execute and deliver to Guarantor such further instruments and shall take such further action as Guarantor may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement.

   17. EXPENSES. The Company and the Creditors, as the case may be, agree to pay to Guarantor on demand all reasonable expenses of every kind, including reasonable attorneys' fees, that Guarantor may incur in enforcing any of its rights under this Agreement.

   18. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of Guarantor, its successors and assigns, and shall be binding upon the Company and Creditors and their respective heirs, legatees, personal representatives, successors and assigns.

   19. GOVERNING LAW. The validity, construction and enforcement of this Agreement shall be governed by the internal laws of the State of Indiana.

   20. SEVERABILITY. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of any other provi-sion hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

   21. COUNTERPARTS. This Agreement may be executed in counterparts which together shall constitute this agreement, although all parties have not signed the same counterpart.

   22.  NEW ALGOOD NOTES.  It is acknowledged that the Junior Debt of MALVIN
L. ALGOOD, RUSSELL E. ALGOOD and JOHN G. ALGOOD does not include the indebtedness evidenced by the 12% Subordinated Convertible Notes in the aggregate amount of One Million Five Hundred Thousand Dollars ($1,500,000.00) of even date herewith (the "New Algood Notes") given by the Company, which Notes are superior to the Junior Debt pursuant to the provisions of the Algood Subordination Agreement of even date herewith.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed and delivered, this _16th__ day of September, 1997.

                                   "COMPANY"

                         GENERAL  ACCEPTANCE  CORPORATION


                         By_______/s/    Martin  C.  Bozarth_____________
                         Printed:______Martin  C.  Bozarth_____________
                         Title:________CFO__________________________


                                   "CREDITORS"

                         CAPITOL  AMERICAN  LIFE  INSURANCE  COMPANY
Address  for  Notices:

11825  N.  Pennsylvania  Street          By_______/s/    Rollin  M.
Dick________________
Carmel,  IN    46032                              Printed:______Rollin  M.
Dick__________________
Attention:  General Counsel     Title:________Executive Vice President, Chief
Financial  Officer

3810  Easy  Street                __/S/Malvin L. Algood___________________
Bloomington,  IN    47404                    MALVIN  L.  ALGOOD

3810  Easy  Street                              ___/s/  Janet
Algood___________________________
Bloomington,  IN    47204                    JANET  ALGOOD

2800  South  Olcott Blvd.     __/s/  Russell E. Algood______________________
Bloomington,  IN    47401                    RUSSELL  E.  ALGOOD

1805 Isleworth Court          __/s/  John G. Algood_________________________
Oldsmar,  FL    34677                    JOHN  G.  ALGOOD

     The foregoing SUBORDINATION AGREEMENT is accepted by the Guarantor this _16thday of September, 1997.
                         CONSECO,  INC.


                         By______/s/    Rollin  M.  Dick        ___________
                         Printed:__Rollin  M.  Dick_____________
                         Title:____Executive  Vice President, Chief Financial
Officer













































                                Exhibit 10.88


     2

     ALGOOD
          SUBORDINATION  AGREEMENT

     THIS  AGREEMENT  is  entered into this 16th day of _   September____,
1997, among CAPITOL AMERICAN LIFE INSURANCE COMPANY, an Arizona Corporation, MALVIN L. ALGOOD, JANET ALGOOD, RUSSELL E. ALGOOD, and JOHN G. ALGOOD (hereinafter jointly and severally referred to as the "Creditors"), and GENERAL ACCEPTANCE CORPORATION, an Indiana corporation (the "Company") for the benefit of MALVIN L. ALGOOD, RUSSELL E. ALGOOD and JOHN G. ALGOOD (hereinafter jointly and severally referred to as the "Algoods").

     RECITALS

     A. The Company is presently indebted to the Creditors in the aggregate principal amount of Thirteen Million Two Hundred Fifty Thousand Dollars
($13,250,000.00), which indebt-edness is evidenced by 12% Subordinated Convertible Notes of the Company dated April 11, 1997, and payable April 11, 2000. The indebtedness evidenced by such Note(s) is here-in-after referred to as the "Junior Debt".

     B. The Company desires to borrow from the Algoods for working capital purposes an additional aggregate principal amount of One Million Five Hundred Thousand Dollars ($1,500,000.00) (the "New Algood Loans") to be evidenced by 12% Subordinated Convertible Notes of even date herewith in such aggregate principal amount due and payable on June 30, 1999. The New Algood Loans, evidenced by such Notes, are hereinafter referred to as the "Superior Debt."

     C. The Algoods are unwilling to provide the New Algood Loans for the benefit of the Company unless the Creditors and the Company enter into this Subordination Agreement for the benefit of the Algoods.

     D. Creditors acknowledge that Creditors have a substantial interest in the Company and will benefit, directly or indirectly, from the New Algood Loans to be made by the Algoods to the Company.
     AGREEMENT

     NOW, THEREFORE, in consideration of the Recitals, and to induce the Algoods to provide the New Algood Loans to the Company, the parties hereto, intending to be legally bound, agree as follows:

     23. RECITALS. The foregoing Recitals, and the definitions contained therein, are incorpor-ated herein by this reference.

     24.    SUBORDINATION.   The Creditors hereby subordinate, to the extent
and in the manner provided in this Agreement, all of the Junior Debt, including principal and interest thereon, and all rights of the Creditors pursuant thereto, to the prior payment of all of the Superior Debt, including principal and interest thereon, costs of collection, including reasonable attorneys' fees, and the exercise of all rights thereunder by the holders of the Superior Debt. Each instrument and document evidencing the Junior Debt shall bear a conspicuous legend that it is subordinated to the Superior Debt. The Company's and Creditors' books shall be marked to evidence the subordination of all of the Junior Debt to the Superior Debt. The Algoods are authorized to examine such books from time to time and to make any notations required by this Agreement.

     25. WARRANTIES AND REPRESENTATIONS OF THE COMPANY AND CREDITORS. The Company and the Creditors each hereby represent and warrant to and for the benefit of the Algoods that: (a) as of the date hereof, the total principal amount of the Junior Debt is $13,250,000.00; (b) no part of the Junior Debt is evidenced by any instrument, security or other writing which has not previously been or is not concurrently herewith being marked to evidence the within subordination or being deposited with the Algoods; (c) Creditors are the lawful owners of the Junior Debt and no part thereof is subject to any defense, offset or counterclaim; (d) Creditors have not heretofore assigned or transferred any of the Junior Debt, any interest therein or any collateral or security pertaining thereto; and (e) Creditors have not heretofore given any subordination in respect of the Junior Debt, except as set forth in the Notes evidencing the Junior Debt.

     26. NEGATIVE COVENANTS. Until all of the Superior Debt has been fully and finally paid, the Company and, as applicable, the Creditors shall not, without the prior written consent of the holders of the Superior Debt: (a) directly or indirectly, make any principal payment on account of or grant a security interest in, mortgage, pledge, assign or transfer any properties to secure or satisfy all or any part of the Junior Debt; and (b) demand or accept from the Company or any other person any such payment or collateral.

     27. PERMITTED PAYMENTS AND LIENS. Notwithstanding the provisions of paragraph 4 here-of, for so long as no material event of default has occurred or exists under any instrument or agree-ment evidencing or securing the Superior Debt, the indebtedness to General Electric Capital Corporation ("GE Capital"), or the New Conseco Note (as defined in paragraph 22 hereof), the Company may make and Creditors may demand and receive regularly scheduled payments of interest, but not of principal, on the Junior Debt.

     28. TURNOVER OF PROHIBITED TRANSFERS. If any payment on account of or any collateral for any part of the Junior Debt is received by Creditors other than as permitted in paragraph 5 hereof, or as approved by the Algoods in writing prior to such payment or transfer, such payment or collateral shall be delivered forthwith by Creditors to the Algoods for application to, or as additional security for, the Superior Debt, in the form received except for the addition of any endorsement or assignment necessary to effect a transfer of all rights therein to Algoods. Until so delivered any such payment or collateral shall be held by Creditors in trust for the Algoods and shall not be commingled with other funds or property of Creditors.

     29. OBLIGATIONS OF ALGOODS. In no event shall the Algoods be liable to Creditors for any failure to prove the Junior Debt, to exercise any right with respect thereto or to collect any sums payable thereon.

     30. SUBROGATION. Provided that the Superior Debt has been fully and finally paid and discharged, Creditors shall be subrogated to the rights of Algoods to receive payments or distributions of cash, property or securities payable or distributable on account of the Superior Debt to the extent of all payments and distributions paid over to or for the benefit of the Algoods pursuant to this Agreement.

     31. NO EFFECT ON CONVERSION RATE OF JUNIOR DEBT. The Creditors agree that the issuance by the Company of the 12% Subordinated Convertible Notes representing the Superior Debt at a Conversion Rate which may be less than the Conversion Rate contained in the 12% Subordinated Convertible Notes which represent the Junior Debt shall not constitute the issuance of rights and options for the purchase of, or stock and other securities convertible into, Additional Shares of Common Stock as defined in Section 7(e) of the Notes evidencing the Junior Debt. Nothing contained in the Notes evidencing the Superior Debt, or herein, shall affect the Conversion Rate contained in the Notes evidencing the Junior Debt.

     32.    DURATION  AND  TERMINATION.    This Agreement shall constitute a
continuing agreement of subordination, and shall remain in effect until all Superior Debt, and any extensions or renewals of the Superior Debt have been fully and finally discharged with interest and other applicable charges, including cost of collection and reasonable attorneys' fees.

    33. DEFAULT. If any representation or warranty in this Agreement or in any instrument evidencing or securing the Superior Debt proves to have been materially false when made, or, in the event of a breach by either the Company or Creditors in the performance of any of the terms of this Agreement or any instrument or agreement evidencing or securing the Superior Debt, all of the Superior Debt shall, at the option of the Algoods, become immediately due and payable without presentment, demand, protest, or notice of any kind, notwithstanding any time or credit otherwise allowed. At any time Creditors fail to comply with any provision of this Agreement that is applicable to Creditors, the Algoods may demand specific performance of this Agreement, whether or not the Company has complied with this Agreement, and may exercise any other remedy available at law or equity.

    34. NOTICES. All notices, requests, demands and other communications required or permitted under this Agreement or by law shall be in writing and shall be deemed to have been duly given, made and received only when delivered against receipt or when deposited in the United States mail, certified or registered mail, return receipt requested, postage prepaid, addressed as set forth below, and actually presented at the address of the noticed party.

     (a)    If  to  the  Algoods:                    c/o  Russell  E.  Algood
                              2800  South  Olcott  Blvd.
                              Bloomington,  IN    47401

     (b)    If  to  Creditors:                      At the addresses set forth
                              opposite  their  signatures  below

     (c)    If  to  the  Company:                    1025  Acuff  Road
                              Bloomington,  IN    47404
                              Attention:    Chief  Financial  Officer

Any addressee may change the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph for the giving of notice.

    35. ALGOODS' DUTIES LIMITED. The rights granted to the Algoods in this Agreement are solely for their protection and nothing herein contained imposes on the Algoods any duties with respect to any property either of the Company or of Creditor heretofore or hereafter received by the Algoods beyond reasonable care in the custody and preservation of such property while in their possession. The Algoods have no duty to preserve rights against prior parties on any instrument or chattel paper received from the Company or Creditors as collateral security for the Superior Debt or any portion thereof.

    36.    AUTHORITY.   The Company and Creditors represent and warrant that
they have authority to enter into this Agreement and that the persons signing for each party are authorized and directed to do so.

   37.    ENTIRE  AGREEMENT.    This Agreement constitutes and expresses the
entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contempor-aneous agreements and understandings, inducements or conditions, whether express or implied, oral or written. Neither this Agreement nor any portion or provision hereof may be changed, waived or amended orally or in any manner other than by an agreement in writing signed by the Company and Creditors, and approved in writing by the Algoods.

   38. ADDITIONAL DOCUMENTATION. The Company and Creditors shall execute and deliver to the Algoods such further instruments and shall take such further action as the Algoods may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement.

   39. EXPENSES. The Company and the Creditors, as the case may be, agree to pay the Algoods on demand all reasonable expenses of every kind, including reasonable attorneys' fees, that the Algoods may incur in enforcing any of their rights under this Agreement.

   40. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the Algoods, their heirs, legatees, personal representatives, successors and assigns, and shall be binding upon the Company and Creditors and their respective heirs, legatees, personal representatives, successors and assigns.

   41. GOVERNING LAW. The validity, construction and enforcement of this Agreement shall be governed by the internal laws of the State of Indiana.

   42. SEVERABILITY. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of any other provi-sion hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

   43. COUNTERPARTS. This Agreement may be executed in counterparts which together shall constitute this agreement, although all parties have not signed the same counterpart.

   44. NEW CONSECO NOTE. It is acknowledged that concurrently herewith the Company is issuing its 12% Subordinated Convertible Note in the principal amount of $10,000,000 to Conseco, Inc. (the "New Conseco Note") to evidence its obligation to repay all amounts paid by Conseco, Inc. to GE Capital pursuant to a Limited Continuing Guaranty of even date herewith. The indebtedness evidenced by the New Conseco Note is superior to the Junior Debt pursuant to the Conseco Subordination Agreement, and to the New Algood Loans pursuant to the provisions of the 12% Subordinated Convertible Notes given to the Algoods, each of even date herewith.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed and delivered, this _16th__ day of September, 1997.

                         GENERAL  ACCEPTANCE  CORPORATION

                         By________/s/    Martin  C.  Bozarth____________
                         Printed:_______Martin  C.  Bozarth______________
                         Title:_________CFO____________________________

                                   "COMPANY"

                         CAPITOL  AMERICAN  LIFE  INSURANCE  COMPANY
Address  for  Notices:

11825  N.  Pennsylvania  Street          By_______/s/    Rollin  M.
Dick________________
Carmel,  IN    46032                              Printed:______Rollin  M.
Dick_________________
Attention:  General  Counsel     Title:___          Executive Vice President,
Chief  Financial  Officer

3810  Easy  Street                    __/S/Malvin L. Algood_______________
Bloomington,  IN    47404                    MALVIN  L.  ALGOOD

3810  Easy  Street                              __/s/    Janet
Algood___________________________
Bloomington,  IN    47204                    JANET  ALGOOD

2800  South  Olcott Blvd.     __/s/  Russell E. Algood______________________
Bloomington,  IN    47401                    RUSSELL  E.  ALGOOD

1805 Isleworth Court          __/s/  John G. Algood_________________________
Oldsmar,  FL    34677                              JOHN  G.  ALGOOD

                                   "CREDITORS"

     The foregoing SUBORDINATION AGREEMENT is accepted by the Algoods this _16th day of September, 1997.

                         __/s/    Malvin  L.  Algood_______________________
                         MALVIN  L.  ALGOOD

                         ___/s/    Russell  E.  Algood_____________________
                         RUSSELL  E.  ALGOOD

                         ___/s/    John  G.  Algood________________________
                         JOHN  G.  ALGOOD
                                   "ALGOODS"













































                                Exhibit 10.89

                     AMENDMENT OF SUBORDINATION AGREEMENT

     This Amendment of Subordination Agreement is entered into this _16thday of September, 1997 by and among General Acceptance Corporation
(the "Company"), General Electric Capital Corporation (the "Lender") and Malvin L. Algood (the "Junior Creditor") as follows:

                                   RECITALS

     WHEREAS, the Company, the Lender and the Junior Creditor are parties to a certain Subordination Agreement dated April 11, 1997, whereby the Junior Creditor agreed to subordinate certain obligations owed to the Junior Creditor by the Company to the payment of the Senior Obligations (as defined in the Subordination Agreement) owed by the Company to the Lender under a certain Loan Agreement (as defined in the Subordination Agreement); and

     WHEREAS, the Company and the Lender have agreed to enter into a First Amendment to the Loan Agreement dated as of September 16th, 1997 (the "First Amendment") to extend the term of the Senior Obligations and make certain changes to other terms and conditions of the Loan Agreement; and

     WHEREAS, the Junior Creditor has agreed to provide additional loans to the Company and, pursuant to the terms of the Loan Agreement and First Amendment, any such loans are required to be subordinated to the Senior Obligations.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. AMENDMENT. Paragraph 1.b. of the Subordination Agreement is hereby amended to add additional indebtedness in the amount of $1,000,000 which is represented by a promissory note from the Company to the Junior Creditor dated September 16th, 1997, which note shall now be included in the definition of "Subordinated Note" and which indebtedness shall now be included in the definition of "Junior Obligations." The Junior Creditor agrees to mark such promissory note with the legend required under Paragraph 7 of the Subordination Agreement.

2. EFFECT OF AMENDMENT. Except as amended herein, the Subordination Agreement remains unchanged and in full force and effect.

     IN WITNESS WHEREOF, the Company, the Junior Creditor and the Lender have executed this Amendment to Subordination Agreement as of the date first written above.

                         GENERAL  ACCEPTANCE  CORPORATION

                         By____/s/    Martin  C.  Bozarth                __

                         _____Martin  C.  Bozarth,  CFO____
                              Printed  Name  and  Title

                         GENERAL  ELECTRIC  CAPITAL  CORPORATION

                         By___/s/    W.  Jerome  McDermott______

                         _____W.  Jerome  McDermott,  Account  Executive
                              Printed  Name  and  Title



                         _____/s/  Malvin  L.  Algood___________
                              Malvin  L.  Algood














































                                Exhibit 10.90
                     AMENDMENT OF SUBORDINATION AGREEMENT

     This Amendment of Subordination Agreement is entered into this _16thday of September, 1997 by and among General Acceptance Corporation
(the "Company"), General Electric Capital Corporation (the "Lender") and Russell E. Algood (the "Junior Creditor") as follows:

                                   RECITALS

     WHEREAS, the Company, the Lender and the Junior Creditor are parties to a certain Subordination Agreement dated April 11, 1997, whereby the Junior Creditor agreed to subordinate certain obligations owed to the Junior Creditor by the Company to the payment of the Senior Obligations (as defined in the Subordination Agreement) owed by the Company to the Lender under a certain Loan Agreement (as defined in the Subordination Agreement); and

     WHEREAS, the Company and the Lender have agreed to enter into a First Amendment to the Loan Agreement dated as of September 16th, 1997 (the "First Amendment") to extend the term of the Senior Obligations and make certain changes to other terms and conditions of the Loan Agreement; and

     WHEREAS, the Junior Creditor has agreed to provide additional loans to the Company and, pursuant to the terms of the Loan Agreement and First Amendment, any such loans are required to be subordinated to the Senior Obligations.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. AMENDMENT. Paragraph 1.b. of the Subordination Agreement is hereby amended to add additional indebtedness in the amount of $250,000 which is represented by a promissory note from the Company to the Junior Creditor dated September 16th, 1997, which note shall now be included in the definition of "Subordinated Note" and which indebtedness shall now be included in the definition of "Junior Obligations." The Junior Creditor agrees to mark such promissory note with the legend required under Paragraph 7 of the Subordination Agreement.

     2.          EFFECT  OF  AMENDMENT.    Except  as  amended  herein,  the
Subordination  Agreement  remains  unchanged  and  in  full  force and effect.

     IN WITNESS WHEREOF, the Company, the Junior Creditor and the Lender have executed this Amendment to Subordination Agreement as of the date first written above.

                         GENERAL  ACCEPTANCE  CORPORATION

                         By___/s/    Martin  C.  Bozarth________

                         _____Martin  C.  Bozarth,  CFO_________
                              Printed  Name  and  Title

                         GENERAL  ELECTRIC  CAPITAL  CORPORATION

                         By___/s/    W.  Jerome  McDermott_

                         ____W/  Jerome  McDermott,  Account  Executive
                              Printed  Name  and  Title



                         ___/s/  Russell  E.  Algood____________
                              Russell  E.  Algood

STATE  OF  INDIANA          )
                    )  SS:
COUNTY  OF  _Hamilton__          )


     Before me the undersigned, a Notary Public for __Marion______ County, State of Indiana, personally appeared __Martin C. Bozarth______ who acknowledged the execution of the foregoing on behalf of General Acceptance
Corporation, and who, having been duly sworn, stated that any representation therein contained are true.

     Signed and sealed this _16thday of _September______________, 1997.


                                   __/s/    Dawn  C.  Stanley____________
                                                               Signature

                                   _Dawn  C.  Stanley__________________
                                                                 Printed

My  Commission  Expires:                               My County of Residence:

___11/18/2000______                                      __Marion_________















































                                Exhibit 10.91
                     AMENDMENT OF SUBORDINATION AGREEMENT

     This Amendment of Subordination Agreement is entered into this 16th September, 1997 by and among General Acceptance Corporation (the "Company"), General Electric Capital Corporation (the "Lender") and John G. Algood (the "Junior Creditor") as follows:

                                   RECITALS

     WHEREAS, the Company, the Lender and the Junior Creditor are parties to a certain Subordination Agreement dated April 11, 1997, whereby the Junior Creditor agreed to subordinate certain obligations owed to the Junior Creditor by the Company to the payment of the Senior Obligations (as defined in the Subordination Agreement) owed by the Company to the Lender under a certain Loan Agreement (as defined in the Subordination Agreement); and

     WHEREAS,  the  Company  and  the Lender have agreed to enter into a First
Amendment to the Loan Agreement dated as of September _16th1997 (the "First Amendment") to extend the term of the Senior Obligations and make certain changes to other terms and conditions of the Loan Agreement; and

     WHEREAS, the Junior Creditor has agreed to provide additional loans to the Company and, pursuant to the terms of the Loan Agreement and First Amendment, any such loans are required to be subordinated to the Senior Obligations.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. AMENDMENT. Paragraph 1.b. of the Subordination Agreement is hereby amended to add additional indebtedness in the amount of $250,000 which is represented by a promissory note from the Company to the Junior Creditor dated September 16th, 1997, which note shall now be included in the definition of "Subordinated Note" and which indebtedness shall now be included in the definition of "Junior Obligations." The Junior Creditor agrees to mark such promissory note with the legend required under Paragraph 7 of the Subordination Agreement.

     2.          EFFECT  OF  AMENDMENT.    Except  as  amended  herein,  the
Subordination  Agreement  remains  unchanged  and  in  full  force and effect.

     IN WITNESS WHEREOF, the Company, the Junior Creditor and the Lender have executed this Amendment to Subordination Agreement as of the date first written above.

                         GENERAL  ACCEPTANCE  CORPORATION

                         By___/s/  Martin  C.  Bozarth________

                         _____Martin  C.  Bozarth,  CFO_________
                              Printed  Name  and  Title

                         GENERAL  ELECTRIC  CAPITAL  CORPORATION

                         By___/s/    W.  Jerome  McDermott______

                         _____W.  Jerome  McDermott,  Account  Executive
                              Printed  Name  and  Title



                         _____/s/    John  G.  Algood____________
                              John  G.  Algood

STATE  OF  INDIANA          )
                    )  SS:
COUNTY  OF  Hamilton__          )


     Before me the undersigned, a Notary Public for __Marion______ County, State of Indiana, personally appeared ___Martin C. Bozarth_______ who acknowledged the execution of the foregoing on behalf of General Acceptance
Corporation, and who, having been duly sworn, stated that any representation therein contained are true.

     Signed  and  sealed  this  _16thday  of  _September_____,  1997.


                                   __/s/    Dawn  C.  Stanley____________
                                                               Signature

                                   _Dawn  C.  Stanley__________________
                                                                 Printed

My  Commission  Expires:                               My County of Residence:

__11-18-2000______                                    __Marion____________

          Illinois
STATE  OF  INDIANA          )
                    )  SS:
COUNTY  OF  _McHenry___          )

                                                                      Illinois
     Before me the undersigned, a Notary Public for _McHenry County, State of Indiana, personally appeared __W. Jerome McDermott___ who acknowledged the execution of the foregoing on behalf of General Electric Capital Corporation, and who, having been duly sworn, stated that any representation therein contained are true.

     Signed  and  sealed  this  _16thday  of  _September_______,  1997.


                                   __/s/    Pamela  A.  Lange____________
                                                               Signature

                                   __/s/    Pamela  A.  Lange____________
                                                                 Printed

My  Commission  Expires:                               My County of Residence:

__05-08-01__________                                  ____McHenry_________

STATE  OF  FLORIDA
                    )  SS:
COUNTY  OF  _Pinellas__          )


     Before me the undersigned, a Notary Public for Pinellas______ County, State of Indiana, personally appeared John G. Algood who acknowledged the execution of the foregoing and who, having been duly sworn, stated that any representation therein contained are true.

     Signed  and  sealed  this  19th  of  _September_____,  1997.


                                   ___/s/    John  G.  Algood____________
                                                               Signature

                                   __John  G.  Algood__________________
                                                                 Printed
   /s/    Joseph  McIntyre
My  Commission  Expires:                               My County of Residence:

__1-24-99___________                                  __Pinellas__________

This  instrument  prepared  by:  Mary  M.  Kleiman,  Attorney  at  Law
                    Krieg  DeVault  Alexander  &  Capehart
                    One  Indiana  Square,  Suite  2800
                    Indianapolis,  IN  46204
                    (317)  636-4341


SS-133301-1
















































                                Exhibit 10.92
     THIS SUBORDINATED CONVERTIBLE NOTE HAS NOT BEEN REGIS-TERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE OR OTHER SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR ASSIGNED EXCEPT (I) PURSUANT TO REGISTRATIONS THEREOF UNDER SUCH LAWS, OR (II) IF, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO GENERAL ACCEPTANCE CORPORATION THE PROPOSED TRANS-FER MAY BE EFFECTED IN COMPLIANCE WITH APPLICABLE SECUR-ITIES LAWS WITHOUT SUCH REGISTRATIONS.

     THIS  SUBORDINATED  CONVERTIBLE  NOTE  IS  SUBJECT  TO  A  SUBORDINATION
AGREEMENT DATED APRIL 11, 1997, IN FAVOR OF GENERAL ELECTRIC CAPITAL CORPORATION, AS AMENDED BY AMENDMENT OF SUBORDINATION AGREEMENT OF EVEN DATE HEREWITH..


     12%  SUBORDINATED  CONVERTIBLE  NOTE

$1,000,000          Dated:  _Sept.  16_____,  1997

     For value received, General Acceptance Corporation, an Indiana corporation with its principal offices at 1025 Acuff Road, Bloomington, Indiana 47404 ("Maker"), hereby promises to pay to the order of MALVIN L. ALGOOD, residing at 3810 Easy Street, Bloomington, Indiana 47404, or assigns (collectively, the "Holder"), at its principal office or at such other place as the Holder may direct in writing to the Maker, in lawful money of the United States of America, the principal amount of One Million Dollars
($1,000,000) and interest, as provided herein, all without relief from valuation or appraisement laws.

     This Note is one of a series of 12% Subordinated Convertible Notes in the aggregate principal amount of $1,500,000 being issued to the Holder and other stockholders of the Maker in exchange for the surrender of certain promissory notes payable to them by the Maker. Holder acknowledges and agrees that the rights of the Holder under this Note and the other Notes of the series are without priority or distinction, and that no payments of principal or interest on this Note shall be made by the Company unless a pro rata payment of principal and interest is paid to the holders of all Notes of the series outstanding from time to time.

     1. Payment of Principal. Subject to acceleration as provided for elsewhere in this 12% Subordinated Convertible Note ("Note"), the Maker shall pay to the Holder the principal balance of this Note on June 30, 1999, plus all accrued and unpaid interest on the full principal balance of this Note as of that date.

     2.          Interest.   Interest on the unpaid principal balance hereof
existing from time to time shall accrue at the rate of 12% per annum; provided, however, interest shall accrue at the rate of 15% per annum so long as an "Event of Default," as specified in Section 4(a), exists hereunder. Interest shall be calculated on the basis of actual daily balances of outstanding principal for the exact number of days the principal remains outstanding and shall be computed on the basis of a 360-day year. Interest shall be due and payable on a quarterly basis, on March 31, June 30, September 30 and December 31.


     3. Prepayment. The Maker may not prepay all or any portion of the unpaid principal balance hereof or accrued interest without the consent of Holder.

     4.          Default  and  Remedy.

     (a) An "Event of Default" under this Note shall mean the occurrence of any of the following events: (i) the Maker defaults in the payment of principal of or interest on this Note when due and the Maker does not cure that default within 5 days after the due date; (ii) the Maker defaults in the performance of any obligation under this Note (other than the payment described in the immediately preceding clause) and the Maker does not cure that default within 30 days after receipt by the Maker of written notice from the Holder; (iii) an "Event of Default" or a "Triggering Event", both as defined in a certain Securities Purchase Agreement between the Maker and Capitol American Life Insurance Company dated as of April 11, 1997, as amended ("Securities Purchase Agreement"), shall occur; or (iv) the Maker commences proceedings in any court under the United States Bankruptcy Code, or any other debtors' relief or insolvency act, whether state or federal (the "Bankruptcy Laws"), or any other person commences proceedings under the Bankruptcy Laws against the Maker and those proceedings are not stayed or dismissed within sixty (60) days.

     (b) If any Event of Default occurs and is continuing, then the Holder shall have the right and option to declare, by notice in writing sent by registered or certified mail to the Maker, the full unpaid principal balance hereof, together with all accrued and unpaid interest thereon, immediately due and payable without further demand, notice, or presentment for payment. Alternatively, if a Triggering Event occurs, the Holder shall have the right and option to cause the Maker to redeem this Note pursuant to the procedure set forth in Section 10.3 of the Securities Purchase Agreement.

     (c) If this Note is collected or attempted to be collected by the initiation or prosecution of any suit or through any bankruptcy court, or by any judicial proceeding, or is placed in the hands of attorneys for collection, then the Maker shall pay, in addition to all other amounts owing hereunder, all court costs and reasonable attorney's fees incurred by the Holder.

     5.          Subordination.

     (a) Subordination to Senior Debt. Notwithstanding anything to the contrary contained in this Note, the Maker covenants and agrees, and the Holder by acceptance of this Note likewise covenants and agrees, that the Maker's indebtedness under this Note shall be junior and subordinate to the Senior Indebtedness (as hereafter defined) to the extent and in the manner set forth in this Section 5, except to the extent otherwise agreed to in writing by the Holder and any Senior Lender (as hereinafter defined) with respect to the Senior Indebtedness held by or payable to that Senior Lender. Each subsection of this Section 5 shall be given independent effect so that if a particular payment or action is prohibited by any one of these subsections, it shall be prohibited although it otherwise would not be prohibited by another subsection.

     (b) Payment Default on Senior Indebtedness. If at any time a default occurs in the payment when due (whether at maturity or upon acceleration or mandatory prepayment, or on any principal installment payment date or interest payment date, or otherwise) ("Payment Default") of any Senior Indebtedness, then at all times thereafter until (i) the Payment Default has been cured, (ii) the Payment Default or the benefits of this sentence have been waived in writing by or on behalf of the Senior Lenders holding that Senior Indebtedness, or (iii) payment in full of all affected Senior
Indebtedness, the Maker shall not, directly or indirectly, make any Distribution of Assets (as hereinafter defined) or Payment (as hereinafter defined) with respect to this Note.

     (c) Dissolution, Liquidation or Reorganization of Maker. In the event of any insolvency, bankruptcy or receivership case or proceeding or any dissolution, winding up, liquidation, reorganization or other similar proceeding relating to the Maker, its property or its operations (whether voluntary or involuntary and whether in bankruptcy, insolvency or receivership proceedings or otherwise), upon an assignment for the benefit of creditors, or any other marshaling of the assets of the Maker, then payment in full of all Senior Indebtedness then or thereafter to become due shall occur before the Holder shall be entitled to receive or retain any Distribution of Assets or Payment with respect to this Note. In any such proceedings, any Distribution of Assets or Payment to which the Holder would be entitled if this Note were not subordinated to the Senior Indebtedness shall be paid by the Maker or the agent or other person making such payment or distribution, or by the Holder if received by the Holder, directly to each Senior Lender, pro forma, to the extent necessary to make payment in full of all Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the benefit of the Senior Lenders.

     (d) Subrogation. No Distribution of Assets or Payment to which the Holder would have been entitled except for the provisions of this Section 5 and which are received by or paid over to the Senior Lenders or their Representative (as hereinafter defined) shall, as between the Maker and its creditors other than the Senior Lenders and the Holder, be deemed to be a payment by the Maker to the Senior Lenders or on account of the Senior Indebtedness, and the Holder shall be subrogated (without any duty on the part of the Senior Lenders to warrant, create, effectuate, preserve or protect such subrogation) to the then or thereafter existing rights of the Senior Lenders to receive Distributions of Assets or payments made on the Senior Indebtedness until this Note shall be paid in full.

     (e)          Payments  Held  in  Trust.    If  the  Holder receives any
Distribution of Assets or Payment which the Holder is not entitled to retain under the provisions of this Section 5, any such Distribution of Assets or Payment so received shall be held in trust for the Senior Lenders, shall not be commingled with any other assets of the Holder, and shall be paid to the Senior Lenders, pro rata, to the extent necessary to make payment in full, after giving effect to any concurrent payment or distribution to or for the benefit of the Senior Lenders.

     (f) Changes in Senior Indebtedness. Any Senior Lender may at any time and from time to time with notice to the Holder: (i) extend, renew, modify, waive or amend the terms of the Senior Indebtedness; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing the Senior Indebtedness; (iii) release any guarantor or any other person liable in any manner for the Senior Indebtedness or amend or waive the terms of the Senior Indebtedness; (iv) exercise or refrain from exercising any rights against the Maker or any other persons; (v) apply in any order any sums by whomever paid or however to the Senior Indebtedness; and
(vi) take any other action which otherwise might be deemed to impair the Holder's rights. Any and all of such actions may be taken by the Senior Lenders without incurring responsibility to the Holder and without impairing or releasing the Holder's obligations to the Senior Lenders.

     (g) Third-Party Beneficiary, Etc.. The foregoing provisions regarding subordination are solely for the purpose of defining the relative rights of the Senior Lenders on the one hand and the Holder on the other hand.
 Such provisions are for the benefit of the Senior Lenders (and their successors and assigns) and shall be enforceable by them directly against the Holder except to the extent otherwise agreed to in writing by the Holder and any other Senior Lender.

     (h) Definitions. As used in this Section 5 (or as elsewhere used in this Note) the following terms shall have the meanings indicated:

          "Distribution of Assets" means any distribution of assets of the Maker or any of its subsidiaries of any kind or character, whether a payment, purchase or other acquisition or retirement for cash, property, or securities, with respect to the Maker's obligations under this Note.

          "Payment" means payment of any obligation now or hereafter existing under this Note (as it may hereafter be amended, supplemented, or otherwise modified from time to time), whether created directly or acquired by assignment or otherwise, and interest and premiums, if any, thereon and all other amounts payable in respect thereof or in connection therewith.

          "Representative" means, with respect to any Senior Indebtedness, the trustee, agent, or other representative for one or more of the Senior Lenders, if any, designated in the indenture, agreement or document creating, evidencing or governing such Senior Indebtedness or pursuant to which it was issued, or otherwise designated by the holders of such Senior Indebtedness.

          "Senior Indebtedness" shall have the meaning specified in the Securities Purchase Agreement. In addition "Senior Indebtedness" shall mean any or all indebtedness, including principal, interest, and costs of collections, including reasonable attorneys' fees, from time to time owing by Maker to the holder or holders of a 12% Subordinated Convertible Note in the principal amount of Ten Million Dollars ($10,000,000) of even date herewith given by the Maker to Conseco, Inc. ("Guarantor") pursuant to certain agreements of even date herewith (the "Conseco Guaranty Note").

          "Senior Lender" or "Senior Lenders" means one or more of the holders of Senior Indebtedness.

6.          Conversion

        (a) The Holder may, at the Holder's option, at any time, and from time to time, prior to payment in full of this Note, convert the outstanding Principal Amount of this Note and any accrued but unpaid interest due pursuant to Section 2 above (the "Conversion Amount"), in whole or in part (but only into full shares), into fully paid and non-assessable shares of the common stock, no par value of the Maker (the "Common Shares"), at a rate equal to the amount of the greater of (x) book value computed in accordance with generally accepted accounting principles consistently applied at the time the Common Shares are issued, or (y) $0.25 per Common Share (subject to adjustment as set forth in Section 7) (the "Conversion Rate"); provided, however, that such conversion right is subject to the approval of the shareholders of Maker and may be exercised only on a pro rata basis con-cur-rent-ly with or following the exercise of conversion rights by the holder or holders of the Conseco Guaranty Note. Maker agrees to hold a meeting of shareholders to obtain shareholder approval of the conversion rights as soon as practical after the date hereof, but in no event more than sixty (60) days after the date hereof, unless Guarantor shall otherwise agree. In order to exercise this conversion right, the Holder must send written notice of the conversion of a permitted Conversion Amount to the Maker at least 10 days prior to the permitted specified conversion date. On the conversion date (or as soon thereafter as is reasonably practicable), the Maker shall issue to the Holder a share certificate for the Common Shares acquired upon conversion.

     (b) Notwithstanding any other provisions of this Section 6 to the con-trary, the conversion rights of the Holder shall be subject to com-pliance with all applicable federal and state securities laws, and the Holder agrees to execute all required agreements and docu-ments required by the Maker to establish compliance with such laws.

     (c) The Maker shall at all times reserve and keep available and free of preemptive rights out of its authorized but unissued Common Shares, solely for the purpose of issuance upon conversion of the Note, the number of Common Shares as shall from time to time be suf-ficient to effect the conversion of the Note, and if at any time the number of authorized but unissued Common Shares shall not be sufficient to effect the conversion of the Note, the Maker shall take the corporate action necessary to increase the number of its authorized Common Shares to a number sufficient for this purpose. Maker further covenants that all shares that may be issued upon the conversion of this Note and payment of the Conversion Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof. Maker agrees that its issuance of this Note shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares upon the conversion of this Note.

     7.          Adjustments.

     (a)          Reorganization,  Merger  or  Sale  of  Assets

          If at any time while this Note, or any portion thereof, is out-standing there shall be (i) a reorganization (other than a combi-nation, reclassification, exchange or subdivision of shares other-wise provided for herein), (ii) a merger or consolidation with or into another corporation in which the Maker is not the surviving entity, or a reverse triangular merger in which the Maker is the surviving entity but the shares of the Maker's capital stock out-standing immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securi-ties, cash or otherwise, or (iii) a sale or transfer of the Maker's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, con-sol-idation, sale or transfer, lawful provision shall be made so that the holder of this Note shall thereafter be entitled to receive upon conversion of the Notes the number of shares of stock or other secur-ities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon conversion of this Note would have been entitled to receive in such reorganization, con-sol-i-dation, merger, sale or transfer if this Note had been converted immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 7. The foregoing provisions of this Section 7(a) shall similarly apply to successive reorganizations, consolidations, mer-gers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the conversion of this Note. If the per-share consideration payable to Holder for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consid-er-a-tion shall be determined in good faith by the Maker's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Maker's Board of Directors) shall be made in the application of the provisions of this Note with respect to the rights and interests of Holder after the transaction, to the end that the provisions of this Note shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon conversion of this Note.

     (b)          Reclassification.

          If the Maker, at any time while this Note, or any portion thereof, remains outstanding, by reclassification of securities or otherwise, shall change any of the securities as to which conversion rights under this Note exist into the same or a different number of securities of any other class or classes, this Note shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the conversion rights under this Note immediately prior to such reclassification or other change and the Conversion Price or number of shares received upon such conversion shall be appropriately adjusted, all subject to further adjustment as provided in this Section 7.

     (c)          Split,  Subdivision  or  Combination  of  Shares.

          If the Maker at any time while this Note, or any portion thereof, remains outstanding shall split, subdivide or combine the securities as to which conversion rights under this Note exist, into a different number of securities of the same class, the number of shares issuable upon conversion shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

     (d)          Adjustments  for  Dividends  in Stock or Other Securities or
Property.

          If while this Note, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which conversion rights under this Note exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Maker by way of dividend, then and in each case, this Note shall represent the right to acquire upon conversion, in addition to the number of shares of the security receivable upon conversion of this Note, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Maker that such holder would hold on the date of such conversion had it been the holder of record of the security receivable upon conversion of this Note on the date hereof and had thereafter, during the period from the date hereof to and including the date of such conversion, retained such shares and/all other additional stock, other securities or property available by this Note as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 7.

     (e)          Issuance  of  Shares  Below  Conversion  Price.

          (1) If while this Note, or any portion hereof, remains outstanding, the Maker shall offer and sell Additional Shares of Common Stock (as hereinafter defined) for consideration per share less than the Conversion Price in effect immediately prior to the issuance of such Additional Shares of Common Stock, except pursuant to the Maker's Stock Option Plan approved by the Board of Directors, the Conversion Price in effect immediately prior to each such issuance shall forthwith be adjusted upon such issuance to a price equal to the price paid per share for such Additional Shares of Common Stock.

          (2)          For  the  purpose  of the calculations provided in this
Section 7(e), if at any time or from time to time after the date hereof the Maker shall issue any rights or options for the purchase of, or stock or other securities convertible into, Additional Shares of Common Stock (such Common Stock or securi-ties being hereinafter referred to as "Convertible Securities"), then, and in each case, if the Effective Price (as hereinafter defined) of such rights, options or Convertible Securities shall be less than the Conversion Price, the Maker shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, payable to the Maker upon exercise or conversion of such options or rights. "Effective Price" shall mean the quotient determined by dividing the total of all of such consideration by such maximum number of Addi-tion-al Shares of Common Stock. No further adjust-ment shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exer-cise of any such rights or options or the conversion of any such Convertible Securities. In the case of Convertible Securities which have a conversion price which is based, in whole or in part, upon a discount to the market price or value of the Common Stock, then for the purposes of calculating the Effective Price, the consideration shall be deemed to include the minimum conversion price payable to the Maker.

               If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire prior to the Maturity hereof without having been exercised, the adjustment to the number of shares available hereunder upon the issuance of such rights, options or Convertible Securities shall be readjusted to the number of shares that would have been in effect had an adjust-ment been made on the basis that the only Addition-al Shares of Common Stock so issued were the Addi-tional Shares of Common Stock, if any, actual-ly issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the con-sid-er-ation actually received by the Maker for the grant-ing of all such rights or options, whether or not exercised, plus the consideration received for issu-ing or selling the Convertible Securities actually converted plus the consideration, if any, actually received by the Maker on the conversion of such Con-vertible Securities.

          (3)         For the purpose of the calculations provided for in this
Section 7(e), if at any time or from time to time after the date hereof the Maker shall issue any rights or options for the purchase of Convertible Securities, then, in each such case, if the Effective Price thereof is less than the then Conversion Price, the Maker shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of Additional Shares of Common Stock issuable upon conversion of the total amount of Convertible Securities covered by such rights or options and to have received as consideration for the issuance of such Additional Shares of Common Stock an amount equal to the amount of considera-tion, if any, received by the Maker for the issuance of such rights or options, plus the consideration, if any, payable to the Maker upon the conversion of such Convertible Securities. "Effective Price" shall mean the quotient determined by dividing the total amount of such consideration by such maximum num-ber of Additional Shares of Common Stock. No further adjustment of such Conversion Price adjusted upon the issuance of such rights or options shall be made as a result of the actual issuance of the Convertible Securities upon the exercise of such rights or options or upon the actual issuance of Additional Shares of Common Stock upon the conversion of such Convertible Securities.

          (4) The term "Additional Shares of Common Stock" as used herein shall mean all shares of Common Stock issued or deemed issued by the Maker after the date hereof, other than (i) securities issued pursuant to or in connection with the terms of the Securities Purchase Agreement; (ii) shares of Common Stock issued upon conversion of convertible securities or the exercise of common stock purchase warrants outstanding as of the date hereof; (iii) shares of Common Stock issuable to employees, officers or directors pursuant to the Maker's stock option plan; (iv) shares of Common Stock issued or issuable to directors in connection with their service as directors; (v) shares of Common Stock issued or issuable to directors, officers or employees for services rendered or to be rendered pursuant to arrangements approved by the Board of Directors; and (vii) shares of Common Stock issued in con-nection with a business combination, merger, con-sol-idation, asset acquisition or the acquisition of the business of another corporation (through the pur-chase of stock or assets) approved by the Board of Directors and all of the Conseco Directors (as defined in the Securities Purchase Agreement).

     (f)          No  Impairment.

          Maker will not, by any voluntary action, avoid or seek to avoid the observance or performance or any of the terms to be observed or performed hereunder by Maker, but will at all times in good faith assist in the carrying out of all the provisions of this Section 7 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Holder against impairment.

     8.    Notices.

          (a) Whenever the number of shares issuable or the Con-version Price hereunder shall be adjusted pursuant to Section 7 hereof, the Maker shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event re-quiring the adjustment, the amount of the adjust-ment, the method by which such adjustment was cal-culated, and the Conversion Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to Holder.

          (b) All notices, requests, demands, or other commun-i-cations that are required or may be given pursuant to the terms of this Note shall be in writing and delivery shall be deemed sufficient and to have been duly given on the date of service if delivered per-sonally or by facsimile transmission if receipt is confirmed to the party to whom notice is to be given or on the third day after mailing if mailed by first-class mail, return receipt requested, and properly addressed as follows:

If  to  the  Maker,  to:                    1025  Acuff  Road
                    Bloomington,  Indiana  47404

                    Attention:    Chief  Financial  Officer
                    Fax:    (812)  337-6029

If  to  the  Holder,  to:                    c/o  Russell  E.  Algood
                    2800  South  Olcott  Boulevard
                    Bloomington,  Indiana  47401

or  to  such other address as may be specified in writing by any of the above.

     9. Remedies. The remedies provided by this Note shall be cumulative, and shall be in addition to and not exclusive of other remedies available at law, or in equity. The exercise or waiver by the Holder of any right or remedy available under this Note shall not be deemed to be a waiver of any other right or remedy available under this Note, at law, or in equity.


     10.          Miscellaneous.

     (a) Whenever used herein, the singular includes the plural and the plural includes the singular. The term "Maker" means the Corporation named in the opening paragraph hereof and its successors and assigns.

     (b) Indiana law shall govern this interpretation, construction, and enforcement of this Note and all transactions contemplated hereby, notwithstanding any state's choice of law rules to the contrary. Any litigation related to this Note may be maintained only in the federal district court for the Southern District of Indiana, Indianapolis Division (or any successor jurisdiction) or in an Indiana state court in Hamilton County or one of the counties immediately contiguous to Hamilton County, and each party hereby irrevocably consents and submits to the jurisdiction of that federal or state court and irrevocably waives any objection the party may have based upon improper venue, forum non conveniens, or other similar doctrines or rules.

     (c) Maker and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (i) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notice, filing of suit and diligence in collecting this Note, (ii) agree to the release of any party primarily or secondarily liable hereon, (iii) agree that the Holder shall not be required first to institute suit or exhaust its remedies hereon against Maker or others liable or to become liable hereon or to enforce its rights against them, and (iv) consent to any extension or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice thereof to any of them.

     (d) Holder, by acceptance hereof, acknowledges that this Note and the shares to be issued upon conversion hereof are being acquired solely for Holder's own account and not as a nominee for any other party, and for investment, and that Holder will not offer, sell or otherwise dispose of this Note or any shares to be issued upon conversion hereof except under circumstances that will not result in a violation of applicable federal and state securities laws. Upon exercise of this Note, Holder shall, if requested by Maker, confirm in writing, in a form satisfactory to Maker, that the shares so purchased are being acquired solely for Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

          All shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

          THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED UPON CONVERSION THEREOF MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

     (e) The captions of the sections of this Note are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any provision of this Note.

     IN WITNESS WHEREOF, the Maker has executed, acknowledged, and delivered this Note as of the day and year first-above written.

                              GENERAL  ACCEPTANCE  CORPORATION


                              By_______/s/    Martin  C.  Bozarth____

                              Printed:___Martin  C.  Bozarth____________

                              Title:_____CFO__________________________












































                                Exhibit 10.93
     THIS SUBORDINATED CONVERTIBLE NOTE HAS NOT BEEN REGIS-TERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE OR OTHER SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR ASSIGNED EXCEPT (I) PURSUANT TO REGISTRATIONS THEREOF UNDER SUCH LAWS, OR (II) IF, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO GENERAL ACCEPTANCE CORPORATION THE PROPOSED TRANS-FER MAY BE EFFECTED IN COMPLIANCE WITH APPLICABLE SECUR-ITIES LAWS WITHOUT SUCH REGISTRATIONS.

     THIS  SUBORDINATED  CONVERTIBLE  NOTE  IS  SUBJECT  TO  A  SUBORDINATION
AGREEMENT DATED APRIL 11, 1997, IN FAVOR OF GENERAL ELECTRIC CAPITAL CORPORATION, AS AMENDED BY AMENDMENT OF SUBORDINATION AGREEMENT OF EVEN DATE HEREWITH..


     12%  SUBORDINATED  CONVERTIBLE  NOTE

$250,000          Dated:  __Sept.  16____,  1997

     For value received, General Acceptance Corporation, an Indiana corporation with its principal offices at 1025 Acuff Road, Bloomington, Indiana 47404 ("Maker"), hereby promises to pay to the order of RUSSELL E. ALGOOD, residing at 2800 South Olcott Boulevard, Bloomington, Indiana 47404, or assigns (collectively, the "Holder"), at its principal office or at such other place as the Holder may direct in writing to the Maker, in lawful money of the United States of America, the principal amount of Two Hundred Fifty Thousand Dollars ($250,000) and interest, as provided herein, all without relief from valuation or appraisement laws.

     This Note is one of a series of 12% Subordinated Convertible Notes in the aggregate principal amount of $1,500,000 being issued to the Holder and other stockholders of the Maker in exchange for the surrender of certain promissory notes payable to them by the Maker. Holder acknowledges and agrees that the rights of the Holder under this Note and the other Notes of the series are without priority or distinction, and that no payments of principal or interest on this Note shall be made by the Company unless a pro rata payment of principal and interest is paid to the holders of all Notes of the series outstanding from time to time.

     1. Payment of Principal. Subject to acceleration as provided for elsewhere in this 12% Subordinated Convertible Note ("Note"), the Maker shall pay to the Holder the principal balance of this Note on June 30, 1999, plus all accrued and unpaid interest on the full principal balance of this Note as of that date.

     2.          Interest.   Interest on the unpaid principal balance hereof
existing from time to time shall accrue at the rate of 12% per annum; provided, however, interest shall accrue at the rate of 15% per annum so long as an "Event of Default," as specified in Section 4(a), exists hereunder. Interest shall be calculated on the basis of actual daily balances of outstanding principal for the exact number of days the principal remains outstanding and shall be computed on the basis of a 360-day year. Interest shall be due and payable on a quarterly basis, on March 31, June 30, September 30 and December 31.




     3. Prepayment. The Maker may not prepay all or any portion of the unpaid principal balance hereof or accrued interest without the consent of Holder.

     4.          Default  and  Remedy.

     (a) An "Event of Default" under this Note shall mean the occurrence of any of the following events: (i) the Maker defaults in the payment of principal of or interest on this Note when due and the Maker does not cure that default within 5 days after the due date; (ii) the Maker defaults in the performance of any obligation under this Note (other than the payment described in the immediately preceding clause) and the Maker does not cure that default within 30 days after receipt by the Maker of written notice from the Holder; (iii) an "Event of Default" or a "Triggering Event", both as defined in a certain Securities Purchase Agreement between the Maker and Capitol American Life Insurance Company dated as of April 11, 1997, as amended ("Securities Purchase Agreement"), shall occur; or (iv) the Maker commences proceedings in any court under the United States Bankruptcy Code, or any other debtors' relief or insolvency act, whether state or federal (the "Bankruptcy Laws"), or any other person commences proceedings under the Bankruptcy Laws against the Maker and those proceedings are not stayed or dismissed within sixty (60) days.

     (b) If any Event of Default occurs and is continuing, then the Holder shall have the right and option to declare, by notice in writing sent by registered or certified mail to the Maker, the full unpaid principal balance hereof, together with all accrued and unpaid interest thereon, immediately due and payable without further demand, notice, or presentment for payment. Alternatively, if a Triggering Event occurs, the Holder shall have the right and option to cause the Maker to redeem this Note pursuant to the procedure set forth in Section 10.3 of the Securities Purchase Agreement.

     (c) If this Note is collected or attempted to be collected by the initiation or prosecution of any suit or through any bankruptcy court, or by any judicial proceeding, or is placed in the hands of attorneys for collection, then the Maker shall pay, in addition to all other amounts owing hereunder, all court costs and reasonable attorney's fees incurred by the Holder.

     5.          Subordination.

     (a) Subordination to Senior Debt. Notwithstanding anything to the contrary contained in this Note, the Maker covenants and agrees, and the Holder by acceptance of this Note likewise covenants and agrees, that the Maker's indebtedness under this Note shall be junior and subordinate to the Senior Indebtedness (as hereafter defined) to the extent and in the manner set forth in this Section 5, except to the extent otherwise agreed to in writing by the Holder and any Senior Lender (as hereinafter defined) with respect to the Senior Indebtedness held by or payable to that Senior Lender. Each subsection of this Section 5 shall be given independent effect so that if a particular payment or action is prohibited by any one of these subsections, it shall be prohibited although it otherwise would not be prohibited by another subsection.

     (b) Payment Default on Senior Indebtedness. If at any time a default occurs in the payment when due (whether at maturity or upon acceleration or mandatory prepayment, or on any principal installment payment date or interest payment date, or otherwise) ("Payment Default") of any Senior Indebtedness, then at all times thereafter until (i) the Payment Default has been cured, (ii) the Payment Default or the benefits of this sentence have been waived in writing by or on behalf of the Senior Lenders holding that Senior Indebtedness, or (iii) payment in full of all affected Senior
Indebtedness, the Maker shall not, directly or indirectly, make any Distribution of Assets (as hereinafter defined) or Payment (as hereinafter defined) with respect to this Note.

     (c) Dissolution, Liquidation or Reorganization of Maker. In the event of any insolvency, bankruptcy or receivership case or proceeding or any dissolution, winding up, liquidation, reorganization or other similar proceeding relating to the Maker, its property or its operations (whether voluntary or involuntary and whether in bankruptcy, insolvency or receivership proceedings or otherwise), upon an assignment for the benefit of creditors, or any other marshaling of the assets of the Maker, then payment in full of all Senior Indebtedness then or thereafter to become due shall occur before the Holder shall be entitled to receive or retain any Distribution of Assets or Payment with respect to this Note. In any such proceedings, any Distribution of Assets or Payment to which the Holder would be entitled if this Note were not subordinated to the Senior Indebtedness shall be paid by the Maker or the agent or other person making such payment or distribution, or by the Holder if received by the Holder, directly to each Senior Lender, pro forma, to the extent necessary to make payment in full of all Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the benefit of the Senior Lenders.

     (d) Subrogation. No Distribution of Assets or Payment to which the Holder would have been entitled except for the provisions of this Section 5 and which are received by or paid over to the Senior Lenders or their Representative (as hereinafter defined) shall, as between the Maker and its creditors other than the Senior Lenders and the Holder, be deemed to be a payment by the Maker to the Senior Lenders or on account of the Senior Indebtedness, and the Holder shall be subrogated (without any duty on the part of the Senior Lenders to warrant, create, effectuate, preserve or protect such subrogation) to the then or thereafter existing rights of the Senior Lenders to receive Distributions of Assets or payments made on the Senior Indebtedness until this Note shall be paid in full.

     (e)          Payments  Held  in  Trust.    If  the  Holder receives any
Distribution of Assets or Payment which the Holder is not entitled to retain under the provisions of this Section 5, any such Distribution of Assets or Payment so received shall be held in trust for the Senior Lenders, shall not be commingled with any other assets of the Holder, and shall be paid to the Senior Lenders, pro rata, to the extent necessary to make payment in full, after giving effect to any concurrent payment or distribution to or for the benefit of the Senior Lenders.

     (f) Changes in Senior Indebtedness. Any Senior Lender may at any time and from time to time with notice to the Holder: (i) extend, renew, modify, waive or amend the terms of the Senior Indebtedness; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing the Senior Indebtedness; (iii) release any guarantor or any other person liable in any manner for the Senior Indebtedness or amend or waive the terms of the Senior Indebtedness; (iv) exercise or refrain from exercising any rights against the Maker or any other persons; (v) apply in any order any sums by whomever paid or however to the Senior Indebtedness; and
(vi) take any other action which otherwise might be deemed to impair the Holder's rights. Any and all of such actions may be taken by the Senior Lenders without incurring responsibility to the Holder and without impairing or releasing the Holder's obligations to the Senior Lenders.

     (g) Third-Party Beneficiary, Etc.. The foregoing provisions regarding subordination are solely for the purpose of defining the relative rights of the Senior Lenders on the one hand and the Holder on the other hand.
 Such provisions are for the benefit of the Senior Lenders (and their successors and assigns) and shall be enforceable by them directly against the Holder except to the extent otherwise agreed to in writing by the Holder and any other Senior Lender.

     (h) Definitions. As used in this Section 5 (or as elsewhere used in this Note) the following terms shall have the meanings indicated:

          "Distribution of Assets" means any distribution of assets of the Maker or any of its subsidiaries of any kind or character, whether a payment, purchase or other acquisition or retirement for cash, property, or securities, with respect to the Maker's obligations under this Note.

          "Payment" means payment of any obligation now or hereafter existing under this Note (as it may hereafter be amended, supplemented, or otherwise modified from time to time), whether created directly or acquired by assignment or otherwise, and interest and premiums, if any, thereon and all other amounts payable in respect thereof or in connection therewith.

          "Representative" means, with respect to any Senior Indebtedness, the trustee, agent, or other representative for one or more of the Senior Lenders, if any, designated in the indenture, agreement or document creating, evidencing or governing such Senior Indebtedness or pursuant to which it was issued, or otherwise designated by the holders of such Senior Indebtedness.

          "Senior Indebtedness" shall have the meaning specified in the Securities Purchase Agreement. In addition "Senior Indebtedness" shall mean any or all indebtedness, including principal, interest, and costs of collections, including reasonable attorneys' fees, from time to time owing by Maker to the holder or holders of a 12% Subordinated Convertible Note in the principal amount of Ten Million Dollars ($10,000,000) of even date herewith given by the Maker to Conseco, Inc. ("Guarantor") pursuant to certain agreements of even date herewith (the "Conseco Guaranty Note").

          "Senior Lender" or "Senior Lenders" means one or more of the holders of Senior Indebtedness.

     6.          Conversion.

     (a) The Holder may, at the Holder's option, at any time, and from time to time, prior to payment in full of this Note, convert the outstanding Principal Amount of this Note and any accrued but unpaid interest due pursuant to Section 2 above (the "Conversion Amount"), in whole or in part (but only into full shares), into fully paid and non-assessable shares of the common stock, no par value of the Maker (the "Common Shares"), at a rate equal to the amount of the greater of (x) book value computed in accordance with generally accepted accounting principles consistently applied at the time the Common Shares are issued, or (y) $0.25 per Common Share (subject to adjustment as set forth in Section 7) (the "Conversion Rate"); provided, however, that such conversion right is subject to the approval of the shareholders of Maker and may be exercised only on a pro rata basis con-cur-rent-ly with or following the exercise of conversion rights by the holder or holders of the Conseco Guaranty Note. Maker agrees to hold a meeting of shareholders to obtain shareholder approval of the conversion rights as soon as practical after the date hereof, but in no event more than sixty (60) days after the date hereof, unless Guarantor shall otherwise agree. In order to exercise this conversion right, the Holder must send written notice of the conversion of a permitted Conversion Amount to the Maker at least 10 days prior to the permitted specified conversion date. On the conversion date (or as soon thereafter as is reasonably practicable), the Maker shall issue to the Holder a share certificate for the Common Shares acquired upon conversion.

     (b) Notwithstanding any other provisions of this Section 6 to the con-trary, the conversion rights of the Holder shall be subject to com-pliance with all applicable federal and state securities laws, and the Holder agrees to execute all required agreements and docu-ments required by the Maker to establish compliance with such laws.

     (c) The Maker shall at all times reserve and keep available and free of preemptive rights out of its authorized but unissued Common Shares, solely for the purpose of issuance upon conversion of the Note, the number of Common Shares as shall from time to time be suf-ficient to effect the conversion of the Note, and if at any time the number of authorized but unissued Common Shares shall not be sufficient to effect the conversion of the Note, the Maker shall take the corporate action necessary to increase the number of its authorized Common Shares to a number sufficient for this purpose. Maker further covenants that all shares that may be issued upon the conversion of this Note and payment of the Conversion Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof. Maker agrees that its issuance of this Note shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares upon the conversion of this Note.

     7.          Adjustments.

     (a)          Reorganization,  Merger  or  Sale  of  Assets

          If at any time while this Note, or any portion thereof, is out-standing there shall be (i) a reorganization (other than a combi-nation, reclassification, exchange or subdivision of shares other-wise provided for herein), (ii) a merger or consolidation with or into another corporation in which the Maker is not the surviving entity, or a reverse triangular merger in which the Maker is the surviving entity but the shares of the Maker's capital stock out-standing immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securi-ties, cash or otherwise, or (iii) a sale or transfer of the Maker's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, con-sol-idation, sale or transfer, lawful provision shall be made so that the holder of this Note shall thereafter be entitled to receive upon conversion of the Notes the number of shares of stock or other secur-ities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon conversion of this Note would have been entitled to receive in such reorganization, con-sol-i-dation, merger, sale or transfer if this Note had been converted immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 7. The foregoing provisions of this Section 7(a) shall similarly apply to successive reorganizations, consolidations, mer-gers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the conversion of this Note. If the per-share consideration payable to Holder for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consid-er-a-tion shall be determined in good faith by the Maker's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Maker's Board of Directors) shall be made in the application of the provisions of this Note with respect to the rights and interests of Holder after the transaction, to the end that the provisions of this Note shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon conversion of this Note.

     (b)          Reclassification.

          If the Maker, at any time while this Note, or any portion thereof, remains outstanding, by reclassification of securities or otherwise, shall change any of the securities as to which conversion rights under this Note exist into the same or a different number of securities of any other class or classes, this Note shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the conversion rights under this Note immediately prior to such reclassification or other change and the Conversion Price or number of shares received upon such conversion shall be appropriately adjusted, all subject to further adjustment as provided in this Section 7.

     (c)          Split,  Subdivision  or  Combination  of  Shares.

          If the Maker at any time while this Note, or any portion thereof, remains outstanding shall split, subdivide or combine the securities as to which conversion rights under this Note exist, into a different number of securities of the same class, the number of shares issuable upon conversion shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

     (d)          Adjustments  for  Dividends  in Stock or Other Securities or
Property.

          If while this Note, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which conversion rights under this Note exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Maker by way of dividend, then and in each case, this Note shall represent the right to acquire upon conversion, in addition to the number of shares of the security receivable upon conversion of this Note, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Maker that such holder would hold on the date of such conversion had it been the holder of record of the security receivable upon conversion of this Note on the date hereof and had thereafter, during the period from the date hereof to and including the date of such conversion, retained such shares and/all other additional stock, other securities or property available by this Note as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 7.

     (e)          Issuance  of  Shares  Below  Conversion  Price.

          (1) If while this Note, or any portion hereof, remains outstanding, the Maker shall offer and sell Additional Shares of Common Stock (as hereinafter defined) for consideration per share less than the Conversion Price in effect immediately prior to the issuance of such Additional Shares of Common Stock, except pursuant to the Maker's Stock Option Plan approved by the Board of Directors, the Conversion Price in effect immediately prior to each such issuance shall forthwith be adjusted upon such issuance to a price equal to the price paid per share for such Additional Shares of Common Stock.

          (2)          For  the  purpose  of the calculations provided in this
Section 7(e), if at any time or from time to time after the date hereof the Maker shall issue any rights or options for the purchase of, or stock or other securities convertible into, Additional Shares of Common Stock (such Common Stock or securi-ties being hereinafter referred to as "Convertible Securities"), then, and in each case, if the Effective Price (as hereinafter defined) of such rights, options or Convertible Securities shall be less than the Conversion Price, the Maker shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, payable to the Maker upon exercise or conversion of such options or rights. "Effective Price" shall mean the quotient determined by dividing the total of all of such consideration by such maximum number of Addi-tion-al Shares of Common Stock. No further adjust-ment shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exer-cise of any such rights or options or the conversion of any such Convertible Securities. In the case of Convertible Securities which have a conversion price which is based, in whole or in part, upon a discount to the market price or value of the Common Stock, then for the purposes of calculating the Effective Price, the consideration shall be deemed to include the minimum conversion price payable to the Maker.

               If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire prior to the Maturity hereof without having been exercised, the adjustment to the number of shares available hereunder upon the issuance of such rights, options or Convertible Securities shall be readjusted to the number of shares that would have been in effect had an adjust-ment been made on the basis that the only Addition-al Shares of Common Stock so issued were the Addi-tional Shares of Common Stock, if any, actual-ly issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the con-sid-er-ation actually received by the Maker for the grant-ing of all such rights or options, whether or not exercised, plus the consideration received for issu-ing or selling the Convertible Securities actually converted plus the consideration, if any, actually received by the Maker on the conversion of such Con-vertible Securities.

          (3)         For the purpose of the calculations provided for in this
Section 7(e), if at any time or from time to time after the date hereof the Maker shall issue any rights or options for the purchase of Convertible Securities, then, in each such case, if the Effective Price thereof is less than the then Conversion Price, the Maker shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of Additional Shares of Common Stock issuable upon conversion of the total amount of Convertible Securities covered by such rights or options and to have received as consideration for the issuance of such Additional Shares of Common Stock an amount equal to the amount of considera-tion, if any, received by the Maker for the issuance of such rights or options, plus the consideration, if any, payable to the Maker upon the conversion of such Convertible Securities. "Effective Price" shall mean the quotient determined by dividing the total amount of such consideration by such maximum num-ber of Additional Shares of Common Stock. No further adjustment of such Conversion Price adjusted upon the issuance of such rights or options shall be made as a result of the actual issuance of the Convertible Securities upon the exercise of such rights or options or upon the actual issuance of Additional Shares of Common Stock upon the conversion of such Convertible Securities.

          (4) The term "Additional Shares of Common Stock" as used herein shall mean all shares of Common Stock issued or deemed issued by the Maker after the date hereof, other than (i) securities issued pursuant to or in connection with the terms of the Securities Purchase Agreement; (ii) shares of Common Stock issued upon conversion of convertible securities or the exercise of common stock purchase warrants outstanding as of the date hereof; (iii) shares of Common Stock issuable to employees, officers or directors pursuant to the Maker's stock option plan; (iv) shares of Common Stock issued or issuable to directors in connection with their service as directors; (v) shares of Common Stock issued or issuable to directors, officers or employees for services rendered or to be rendered pursuant to arrangements approved by the Board of Directors; and (vii) shares of Common Stock issued in con-nection with a business combination, merger, con-sol-idation, asset acquisition or the acquisition of the business of another corporation (through the pur-chase of stock or assets) approved by the Board of Directors and all of the Conseco Directors (as defined in the Securities Purchase Agreement).

     (f)          No  Impairment.

          Maker will not, by any voluntary action, avoid or seek to avoid the observance or performance or any of the terms to be observed or performed hereunder by Maker, but will at all times in good faith assist in the carrying out of all the provisions of this Section 7 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Holder against impairment.

     8.    Notices.

          (a) Whenever the number of shares issuable or the Con-version Price hereunder shall be adjusted pursuant to Section 7 hereof, the Maker shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event re-quiring the adjustment, the amount of the adjust-ment, the method by which such adjustment was cal-culated, and the Conversion Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to Holder.

          (b) All notices, requests, demands, or other commun-i-cations that are required or may be given pursuant to the terms of this Note shall be in writing and delivery shall be deemed sufficient and to have been duly given on the date of service if delivered per-sonally or by facsimile transmission if receipt is confirmed to the party to whom notice is to be given or on the third day after mailing if mailed by first-class mail, return receipt requested, and properly addressed as follows:

If  to  the  Maker,  to:                    1025  Acuff  Road
                    Bloomington,  Indiana  47404

                    Attention:    Chief  Financial  Officer
                    Fax:    (812)  337-6029

If  to  the  Holder,  to:                    c/o  Russell  E.  Algood
                    2800  South  Olcott  Boulevard
                    Bloomington,  Indiana  47401

or  to  such other address as may be specified in writing by any of the above.

     9. Remedies. The remedies provided by this Note shall be cumulative, and shall be in addition to and not exclusive of other remedies available at law, or in equity. The exercise or waiver by the Holder of any right or remedy available under this Note shall not be deemed to be a waiver of any other right or remedy available under this Note, at law, or in equity.


     10.          Miscellaneous.

     (a) Whenever used herein, the singular includes the plural and the plural includes the singular. The term "Maker" means the Corporation named in the opening paragraph hereof and its successors and assigns.

     (b) Indiana law shall govern this interpretation, construction, and enforcement of this Note and all transactions contemplated hereby, notwithstanding any state's choice of law rules to the contrary. Any litigation related to this Note may be maintained only in the federal district court for the Southern District of Indiana, Indianapolis Division (or any successor jurisdiction) or in an Indiana state court in Hamilton County or one of the counties immediately contiguous to Hamilton County, and each party hereby irrevocably consents and submits to the jurisdiction of that federal or state court and irrevocably waives any objection the party may have based upon improper venue, forum non conveniens, or other similar doctrines or rules.

     (c) Maker and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (i) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notice, filing of suit and diligence in collecting this Note, (ii) agree to the release of any party primarily or secondarily liable hereon, (iii) agree that the Holder shall not be required first to institute suit or exhaust its remedies hereon against Maker or others liable or to become liable hereon or to enforce its rights against them, and (iv) consent to any extension or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice thereof to any of them.

     (d) Holder, by acceptance hereof, acknowledges that this Note and the shares to be issued upon conversion hereof are being acquired solely for Holder's own account and not as a nominee for any other party, and for investment, and that Holder will not offer, sell or otherwise dispose of this Note or any shares to be issued upon conversion hereof except under circumstances that will not result in a violation of applicable federal and state securities laws. Upon exercise of this Note, Holder shall, if requested by Maker, confirm in writing, in a form satisfactory to Maker, that the shares so purchased are being acquired solely for Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

          All shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

          THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED UPON CONVERSION THEREOF MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

     (e) The captions of the sections of this Note are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any provision of this Note.

     IN WITNESS WHEREOF, the Maker has executed, acknowledged, and delivered this Note as of the day and year first-above written.

                              GENERAL  ACCEPTANCE  CORPORATION


                              By_______/s/    Martin  C.  Bozarth_____

                              Printed:____Martin  C.  Bozarth_________

                              Title:______CFO_________________________













































                                Exhibit 10.94
     THIS SUBORDINATED CONVERTIBLE NOTE HAS NOT BEEN REGIS-TERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE OR OTHER SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR ASSIGNED EXCEPT (I) PURSUANT TO REGISTRATIONS THEREOF UNDER SUCH LAWS, OR (II) IF, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO GENERAL ACCEPTANCE CORPORATION THE PROPOSED TRANS-FER MAY BE EFFECTED IN COMPLIANCE WITH APPLICABLE SECUR-ITIES LAWS WITHOUT SUCH REGISTRATIONS.

     THIS  SUBORDINATED  CONVERTIBLE  NOTE  IS  SUBJECT  TO  A  SUBORDINATION
AGREEMENT DATED APRIL 11, 1997, IN FAVOR OF GENERAL ELECTRIC CAPITAL CORPORATION, AS AMENDED BY AMENDMENT OF SUBORDINATION AGREEMENT OF EVEN DATE HEREWITH..


     12%  SUBORDINATED  CONVERTIBLE  NOTE

$250,000          Dated:  __Sept.  16____,  1997

     For value received, General Acceptance Corporation, an Indiana corporation with its principal offices at 1025 Acuff Road, Bloomington, Indiana 47404 ("Maker"), hereby promises to pay to the order of JOHN G. ALGOOD, residing at 1805 Isleworth Court, Oldsmar, Florida 34677, or assigns (collectively, the "Holder"), at its principal office or at such other place as the Holder may direct in writing to the Maker, in lawful money of the United States of America, the principal amount of Two Hundred Fifty Thousand Dollars ($250,000) and interest, as provided herein, all without relief from valuation or appraisement laws.

     This Note is one of a series of 12% Subordinated Convertible Notes in the aggregate principal amount of $1,500,000 being issued to the Holder and other stockholders of the Maker in exchange for the surrender of certain promissory notes payable to them by the Maker. Holder acknowledges and agrees that the rights of the Holder under this Note and the other Notes of the series are without priority or distinction, and that no payments of principal or interest on this Note shall be made by the Company unless a pro rata payment of principal and interest is paid to the holders of all Notes of the series outstanding from time to time.

     1. Payment of Principal. Subject to acceleration as provided for elsewhere in this 12% Subordinated Convertible Note ("Note"), the Maker shall pay to the Holder the principal balance of this Note on June 30, 1999, plus all accrued and unpaid interest on the full principal balance of this Note as of that date.

     2.          Interest.   Interest on the unpaid principal balance hereof
existing from time to time shall accrue at the rate of 12% per annum; provided, however, interest shall accrue at the rate of 15% per annum so long as an "Event of Default," as specified in Section 4(a), exists hereunder. Interest shall be calculated on the basis of actual daily balances of outstanding principal for the exact number of days the principal remains outstanding and shall be computed on the basis of a 360-day year. Interest shall be due and payable on a quarterly basis, on March 31, June 30, September 30 and December 31.




     3. Prepayment. The Maker may not prepay all or any portion of the unpaid principal balance hereof or accrued interest without the consent of Holder.

     4.          Default  and  Remedy.

     (a) An "Event of Default" under this Note shall mean the occurrence of any of the following events: (i) the Maker defaults in the payment of principal of or interest on this Note when due and the Maker does not cure that default within 5 days after the due date; (ii) the Maker defaults in the performance of any obligation under this Note (other than the payment described in the immediately preceding clause) and the Maker does not cure that default within 30 days after receipt by the Maker of written notice from the Holder; (iii) an "Event of Default" or a "Triggering Event", both as defined in a certain Securities Purchase Agreement between the Maker and Capitol American Life Insurance Company dated as of April 11, 1997, as amended ("Securities Purchase Agreement"), shall occur; or (iv) the Maker commences proceedings in any court under the United States Bankruptcy Code, or any other debtors' relief or insolvency act, whether state or federal (the "Bankruptcy Laws"), or any other person commences proceedings under the Bankruptcy Laws against the Maker and those proceedings are not stayed or dismissed within sixty (60) days.

     (b) If any Event of Default occurs and is continuing, then the Holder shall have the right and option to declare, by notice in writing sent by registered or certified mail to the Maker, the full unpaid principal balance hereof, together with all accrued and unpaid interest thereon, immediately due and payable without further demand, notice, or presentment for payment. Alternatively, if a Triggering Event occurs, the Holder shall have the right and option to cause the Maker to redeem this Note pursuant to the procedure set forth in Section 10.3 of the Securities Purchase Agreement.

     (c) If this Note is collected or attempted to be collected by the initiation or prosecution of any suit or through any bankruptcy court, or by any judicial proceeding, or is placed in the hands of attorneys for collection, then the Maker shall pay, in addition to all other amounts owing hereunder, all court costs and reasonable attorney's fees incurred by the Holder.

     5.          Subordination.

     (a) Subordination to Senior Debt. Notwithstanding anything to the contrary contained in this Note, the Maker covenants and agrees, and the Holder by acceptance of this Note likewise covenants and agrees, that the Maker's indebtedness under this Note shall be junior and subordinate to the Senior Indebtedness (as hereafter defined) to the extent and in the manner set forth in this Section 5, except to the extent otherwise agreed to in writing by the Holder and any Senior Lender (as hereinafter defined) with respect to the Senior Indebtedness held by or payable to that Senior Lender. Each subsection of this Section 5 shall be given independent effect so that if a particular payment or action is prohibited by any one of these subsections, it shall be prohibited although it otherwise would not be prohibited by another subsection.

     (b) Payment Default on Senior Indebtedness. If at any time a default occurs in the payment when due (whether at maturity or upon acceleration or mandatory prepayment, or on any principal installment payment date or interest payment date, or otherwise) ("Payment Default") of any Senior Indebtedness, then at all times thereafter until (i) the Payment Default has been cured, (ii) the Payment Default or the benefits of this sentence have been waived in writing by or on behalf of the Senior Lenders holding that Senior Indebtedness, or (iii) payment in full of all affected Senior
Indebtedness, the Maker shall not, directly or indirectly, make any Distribution of Assets (as hereinafter defined) or Payment (as hereinafter defined) with respect to this Note.

     (c) Dissolution, Liquidation or Reorganization of Maker. In the event of any insolvency, bankruptcy or receivership case or proceeding or any dissolution, winding up, liquidation, reorganization or other similar proceeding relating to the Maker, its property or its operations (whether voluntary or involuntary and whether in bankruptcy, insolvency or receivership proceedings or otherwise), upon an assignment for the benefit of creditors, or any other marshaling of the assets of the Maker, then payment in full of all Senior Indebtedness then or thereafter to become due shall occur before the Holder shall be entitled to receive or retain any Distribution of Assets or Payment with respect to this Note. In any such proceedings, any Distribution of Assets or Payment to which the Holder would be entitled if this Note were not subordinated to the Senior Indebtedness shall be paid by the Maker or the agent or other person making such payment or distribution, or by the Holder if received by the Holder, directly to each Senior Lender, pro forma, to the extent necessary to make payment in full of all Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the benefit of the Senior Lenders.

     (d) Subrogation. No Distribution of Assets or Payment to which the Holder would have been entitled except for the provisions of this Section 5 and which are received by or paid over to the Senior Lenders or their Representative (as hereinafter defined) shall, as between the Maker and its creditors other than the Senior Lenders and the Holder, be deemed to be a payment by the Maker to the Senior Lenders or on account of the Senior Indebtedness, and the Holder shall be subrogated (without any duty on the part of the Senior Lenders to warrant, create, effectuate, preserve or protect such subrogation) to the then or thereafter existing rights of the Senior Lenders to receive Distributions of Assets or payments made on the Senior Indebtedness until this Note shall be paid in full.

     (e)          Payments  Held  in  Trust.    If  the  Holder receives any
Distribution of Assets or Payment which the Holder is not entitled to retain under the provisions of this Section 5, any such Distribution of Assets or Payment so received shall be held in trust for the Senior Lenders, shall not be commingled with any other assets of the Holder, and shall be paid to the Senior Lenders, pro rata, to the extent necessary to make payment in full, after giving effect to any concurrent payment or distribution to or for the benefit of the Senior Lenders.

     (f) Changes in Senior Indebtedness. Any Senior Lender may at any time and from time to time with notice to the Holder: (i) extend, renew, modify, waive or amend the terms of the Senior Indebtedness; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing the Senior Indebtedness; (iii) release any guarantor or any other person liable in any manner for the Senior Indebtedness or amend or waive the terms of the Senior Indebtedness; (iv) exercise or refrain from exercising any rights against the Maker or any other persons; (v) apply in any order any sums by whomever paid or however to the Senior Indebtedness; and
(vi) take any other action which otherwise might be deemed to impair the Holder's rights. Any and all of such actions may be taken by the Senior Lenders without incurring responsibility to the Holder and without impairing or releasing the Holder's obligations to the Senior Lenders.

     (g) Third-Party Beneficiary, Etc.. The foregoing provisions regarding subordination are solely for the purpose of defining the relative rights of the Senior Lenders on the one hand and the Holder on the other hand.
 Such provisions are for the benefit of the Senior Lenders (and their successors and assigns) and shall be enforceable by them directly against the Holder except to the extent otherwise agreed to in writing by the Holder and any other Senior Lender.

     (h) Definitions. As used in this Section 5 (or as elsewhere used in this Note) the following terms shall have the meanings indicated:

          "Distribution of Assets" means any distribution of assets of the Maker or any of its subsidiaries of any kind or character, whether a payment, purchase or other acquisition or retirement for cash, property, or securities, with respect to the Maker's obligations under this Note.

          "Payment" means payment of any obligation now or hereafter existing under this Note (as it may hereafter be amended, supplemented, or otherwise modified from time to time), whether created directly or acquired by assignment or otherwise, and interest and premiums, if any, thereon and all other amounts payable in respect thereof or in connection therewith.

          "Representative" means, with respect to any Senior Indebtedness, the trustee, agent, or other representative for one or more of the Senior Lenders, if any, designated in the indenture, agreement or document creating, evidencing or governing such Senior Indebtedness or pursuant to which it was issued, or otherwise designated by the holders of such Senior Indebtedness.

          "Senior Indebtedness" shall have the meaning specified in the Securities Purchase Agreement. In addition "Senior Indebtedness" shall mean any or all indebtedness, including principal, interest, and costs of collections, including reasonable attorneys' fees, from time to time owing by Maker to the holder or holders of a 12% Subordinated Convertible Note in the principal amount of Ten Million Dollars ($10,000,000) of even date herewith given by the Maker to Conseco, Inc. ("Guarantor") pursuant to certain agreements of even date herewith (the "Conseco Guaranty Note").

          "Senior Lender" or "Senior Lenders" means one or more of the holders of Senior Indebtedness.

     6.          Conversion.

     (a) The Holder may, at the Holder's option, at any time, and from time to time, prior to payment in full of this Note, convert the outstanding Principal Amount of this Note and any accrued but unpaid interest due pursuant to Section 2 above (the "Conversion Amount"), in whole or in part (but only into full shares), into fully paid and non-assessable shares of the common stock, no par value of the Maker (the "Common Shares"), at a rate equal to the amount of the greater of (x) book value computed in accordance with generally accepted accounting principles consistently applied at the time the Common Shares are issued, or (y) $0.25 per Common Share (subject to adjustment as set forth in Section 7) (the "Conversion Rate"); provided, however, that such conversion right is subject to the approval of the shareholders of Maker and may be exercised only on a pro rata basis con-cur-rent-ly with or following the exercise of conversion rights by the holder or holders of the Conseco Guaranty Note. Maker agrees to hold a meeting of shareholders to obtain shareholder approval of the conversion rights as soon as practical after the date hereof, but in no event more than sixty (60) days after the date hereof, unless Guarantor shall otherwise agree. In order to exercise this conversion right, the Holder must send written notice of the conversion of a permitted Conversion Amount to the Maker at least 10 days prior to the permitted specified conversion date. On the conversion date (or as soon thereafter as is reasonably practicable), the Maker shall issue to the Holder a share certificate for the Common Shares acquired upon conversion.

     (b) Notwithstanding any other provisions of this Section 6 to the con-trary, the conversion rights of the Holder shall be subject to com-pliance with all applicable federal and state securities laws, and the Holder agrees to execute all required agreements and docu-ments required by the Maker to establish compliance with such laws.

     (c) The Maker shall at all times reserve and keep available and free of preemptive rights out of its authorized but unissued Common Shares, solely for the purpose of issuance upon conversion of the Note, the number of Common Shares as shall from time to time be suf-ficient to effect the conversion of the Note, and if at any time the number of authorized but unissued Common Shares shall not be sufficient to effect the conversion of the Note, the Maker shall take the corporate action necessary to increase the number of its authorized Common Shares to a number sufficient for this purpose. Maker further covenants that all shares that may be issued upon the conversion of this Note and payment of the Conversion Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof. Maker agrees that its issuance of this Note shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares upon the conversion of this Note.

     7.          Adjustments.

     (a)          Reorganization,  Merger  or  Sale  of  Assets

          If at any time while this Note, or any portion thereof, is out-standing there shall be (i) a reorganization (other than a combi-nation, reclassification, exchange or subdivision of shares other-wise provided for herein), (ii) a merger or consolidation with or into another corporation in which the Maker is not the surviving entity, or a reverse triangular merger in which the Maker is the surviving entity but the shares of the Maker's capital stock out-standing immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securi-ties, cash or otherwise, or (iii) a sale or transfer of the Maker's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, con-sol-idation, sale or transfer, lawful provision shall be made so that the holder of this Note shall thereafter be entitled to receive upon conversion of the Notes the number of shares of stock or other secur-ities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon conversion of this Note would have been entitled to receive in such reorganization, con-sol-i-dation, merger, sale or transfer if this Note had been converted immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 7. The foregoing provisions of this Section 7(a) shall similarly apply to successive reorganizations, consolidations, mer-gers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the conversion of this Note. If the per-share consideration payable to Holder for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consid-er-a-tion shall be determined in good faith by the Maker's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Maker's Board of Directors) shall be made in the application of the provisions of this Note with respect to the rights and interests of Holder after the transaction, to the end that the provisions of this Note shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon conversion of this Note.

     (b)          Reclassification.

          If the Maker, at any time while this Note, or any portion thereof, remains outstanding, by reclassification of securities or otherwise, shall change any of the securities as to which conversion rights under this Note exist into the same or a different number of securities of any other class or classes, this Note shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the conversion rights under this Note immediately prior to such reclassification or other change and the Conversion Price or number of shares received upon such conversion shall be appropriately adjusted, all subject to further adjustment as provided in this Section 7.

     (c)          Split,  Subdivision  or  Combination  of  Shares.

          If the Maker at any time while this Note, or any portion thereof, remains outstanding shall split, subdivide or combine the securities as to which conversion rights under this Note exist, into a different number of securities of the same class, the number of shares issuable upon conversion shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

     (d)          Adjustments  for  Dividends  in Stock or Other Securities or
Property.

          If while this Note, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which conversion rights under this Note exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Maker by way of dividend, then and in each case, this Note shall represent the right to acquire upon conversion, in addition to the number of shares of the security receivable upon conversion of this Note, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Maker that such holder would hold on the date of such conversion had it been the holder of record of the security receivable upon conversion of this Note on the date hereof and had thereafter, during the period from the date hereof to and including the date of such conversion, retained such shares and/all other additional stock, other securities or property available by this Note as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 7.

     (e)          Issuance  of  Shares  Below  Conversion  Price.

          (1) If while this Note, or any portion hereof, remains outstanding, the Maker shall offer and sell Additional Shares of Common Stock (as hereinafter defined) for consideration per share less than the Conversion Price in effect immediately prior to the issuance of such Additional Shares of Common Stock, except pursuant to the Maker's Stock Option Plan approved by the Board of Directors, the Conversion Price in effect immediately prior to each such issuance shall forthwith be adjusted upon such issuance to a price equal to the price paid per share for such Additional Shares of Common Stock.

          (2)          For  the  purpose  of the calculations provided in this
Section 7(e), if at any time or from time to time after the date hereof the Maker shall issue any rights or options for the purchase of, or stock or other securities convertible into, Additional Shares of Common Stock (such Common Stock or securi-ties being hereinafter referred to as "Convertible Securities"), then, and in each case, if the Effective Price (as hereinafter defined) of such rights, options or Convertible Securities shall be less than the Conversion Price, the Maker shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, payable to the Maker upon exercise or conversion of such options or rights. "Effective Price" shall mean the quotient determined by dividing the total of all of such consideration by such maximum number of Addi-tion-al Shares of Common Stock. No further adjust-ment shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exer-cise of any such rights or options or the conversion of any such Convertible Securities. In the case of Convertible Securities which have a conversion price which is based, in whole or in part, upon a discount to the market price or value of the Common Stock, then for the purposes of calculating the Effective Price, the consideration shall be deemed to include the minimum conversion price payable to the Maker.

               If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire prior to the Maturity hereof without having been exercised, the adjustment to the number of shares available hereunder upon the issuance of such rights, options or Convertible Securities shall be readjusted to the number of shares that would have been in effect had an adjust-ment been made on the basis that the only Addition-al Shares of Common Stock so issued were the Addi-tional Shares of Common Stock, if any, actual-ly issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the con-sid-er-ation actually received by the Maker for the grant-ing of all such rights or options, whether or not exercised, plus the consideration received for issu-ing or selling the Convertible Securities actually converted plus the consideration, if any, actually received by the Maker on the conversion of such Con-vertible Securities.

          (3)         For the purpose of the calculations provided for in this
Section 7(e), if at any time or from time to time after the date hereof the Maker shall issue any rights or options for the purchase of Convertible Securities, then, in each such case, if the Effective Price thereof is less than the then Conversion Price, the Maker shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of Additional Shares of Common Stock issuable upon conversion of the total amount of Convertible Securities covered by such rights or options and to have received as consideration for the issuance of such Additional Shares of Common Stock an amount equal to the amount of considera-tion, if any, received by the Maker for the issuance of such rights or options, plus the consideration, if any, payable to the Maker upon the conversion of such Convertible Securities. "Effective Price" shall mean the quotient determined by dividing the total amount of such consideration by such maximum num-ber of Additional Shares of Common Stock. No further adjustment of such Conversion Price adjusted upon the issuance of such rights or options shall be made as a result of the actual issuance of the Convertible Securities upon the exercise of such rights or options or upon the actual issuance of Additional Shares of Common Stock upon the conversion of such Convertible Securities.

          (4) The term "Additional Shares of Common Stock" as used herein shall mean all shares of Common Stock issued or deemed issued by the Maker after the date hereof, other than (i) securities issued pursuant to or in connection with the terms of the Securities Purchase Agreement; (ii) shares of Common Stock issued upon conversion of convertible securities or the exercise of common stock purchase warrants outstanding as of the date hereof; (iii) shares of Common Stock issuable to employees, officers or directors pursuant to the Maker's stock option plan; (iv) shares of Common Stock issued or issuable to directors in connection with their service as directors; (v) shares of Common Stock issued or issuable to directors, officers or employees for services rendered or to be rendered pursuant to arrangements approved by the Board of Directors; and (vii) shares of Common Stock issued in con-nection with a business combination, merger, con-sol-idation, asset acquisition or the acquisition of the business of another corporation (through the pur-chase of stock or assets) approved by the Board of Directors and all of the Conseco Directors (as defined in the Securities Purchase Agreement).

     (f)          No  Impairment.

          Maker will not, by any voluntary action, avoid or seek to avoid the observance or performance or any of the terms to be observed or performed hereunder by Maker, but will at all times in good faith assist in the carrying out of all the provisions of this Section 7 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of Holder against impairment.

     8.    Notices.

          (a) Whenever the number of shares issuable or the Con-version Price hereunder shall be adjusted pursuant to Section 7 hereof, the Maker shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event re-quiring the adjustment, the amount of the adjust-ment, the method by which such adjustment was cal-culated, and the Conversion Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to Holder.

          (b) All notices, requests, demands, or other commun-i-cations that are required or may be given pursuant to the terms of this Note shall be in writing and delivery shall be deemed sufficient and to have been duly given on the date of service if delivered per-sonally or by facsimile transmission if receipt is confirmed to the party to whom notice is to be given or on the third day after mailing if mailed by first-class mail, return receipt requested, and properly addressed as follows:

If  to  the  Maker,  to:                    1025  Acuff  Road
                    Bloomington,  Indiana  47404

                    Attention:    Chief  Financial  Officer
                    Fax:    (812)  337-6029

If  to  the  Holder,  to:                    c/o  Russell  E.  Algood
                    2800  South  Olcott  Boulevard
                    Bloomington,  Indiana  47401

or  to  such other address as may be specified in writing by any of the above.

     9. Remedies. The remedies provided by this Note shall be cumulative, and shall be in addition to and not exclusive of other remedies available at law, or in equity. The exercise or waiver by the Holder of any right or remedy available under this Note shall not be deemed to be a waiver of any other right or remedy available under this Note, at law, or in equity.


     10.          Miscellaneous.

     (a) Whenever used herein, the singular includes the plural and the plural includes the singular. The term "Maker" means the Corporation named in the opening paragraph hereof and its successors and assigns.

     (b) Indiana law shall govern this interpretation, construction, and enforcement of this Note and all transactions contemplated hereby, notwithstanding any state's choice of law rules to the contrary. Any litigation related to this Note may be maintained only in the federal district court for the Southern District of Indiana, Indianapolis Division (or any successor jurisdiction) or in an Indiana state court in Hamilton County or one of the counties immediately contiguous to Hamilton County, and each party hereby irrevocably consents and submits to the jurisdiction of that federal or state court and irrevocably waives any objection the party may have based upon improper venue, forum non conveniens, or other similar doctrines or rules.

     (c) Maker and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (i) waive demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notice, filing of suit and diligence in collecting this Note, (ii) agree to the release of any party primarily or secondarily liable hereon, (iii) agree that the Holder shall not be required first to institute suit or exhaust its remedies hereon against Maker or others liable or to become liable hereon or to enforce its rights against them, and (iv) consent to any extension or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice thereof to any of them.

     (d) Holder, by acceptance hereof, acknowledges that this Note and the shares to be issued upon conversion hereof are being acquired solely for Holder's own account and not as a nominee for any other party, and for investment, and that Holder will not offer, sell or otherwise dispose of this Note or any shares to be issued upon conversion hereof except under circumstances that will not result in a violation of applicable federal and state securities laws. Upon exercise of this Note, Holder shall, if requested by Maker, confirm in writing, in a form satisfactory to Maker, that the shares so purchased are being acquired solely for Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

          All shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):
          THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED UPON CONVERSION THEREOF MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

     (e) The captions of the sections of this Note are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any provision of this Note.

     IN WITNESS WHEREOF, the Maker has executed, acknowledged, and delivered this Note as of the day and year first-above written.

                              GENERAL  ACCEPTANCE  CORPORATION


                              By_______/s/    Martin  C.  Bozarth________

                              Printed:__Martin  C.  Bozarth____________

                              Title:____CFO___________________________











































                                 Exhibit 99.2
For  Release  At  8:00  A.M.  EST  On    September  17,  1997

General  Acceptance  Corporation
Contact:    Martin  C.  Bozarth,  Chief  Financial  Officer
812-337-6023

Bloomington,  Indiana  (September  17,  1997)    GAC  ANNOUNCES  INCREASED AND
EXTENDED  CREDIT  LINE  AND  INTEREST  RATE  REDUCTION

General Acceptance Corporation today announced that it has reached an agreement with its primary lender to extend and increase its credit line, to reduce the interest rate thereunder and to waive all existing events of default under the line. The credit line, which was due to expire at the end of 1997, has been extended to January 1, 1999. As of January 1, 1998, the amount of the credit line will increase to $100.0 million from its current level of $70.0 million. Effective immediately, the interest rate has been reduced by 1.25%, from LIBOR plus 4.50% to LIBOR plus 3.25%.

This agreement gives the Company access to sufficient funding, at a competitive interest rate, to finance its contract acquisition and origination objectives through the end of 1998.

As part of the transaction, Conseco, Inc. has agreed to guarantee up to $10.0 million of the Company's indebtedness to its primary lender. The guarantee can be called by the lender only upon the occurrence of certain events of default. Any amounts funded by Conseco under the guarantee would trigger the issuance by the Company of a like amount of 12.00% convertible subordinated debt to Conseco. Any newly issued convertible subordinated debt would be convertible into common stock of the Company at a conversion price of the then current book value per share, but not less than $0.25. In connection with the guarantee, the Company issued to Conseco warrants to purchase 500,000 shares of common stock at an exercise price of $1.00 per share. As a result of the issuance of the warrants, the conversion price on the previously issued $13.25 million of convertible subordinated debt is reduced to $1.00 per share.

If the holders (Conseco and certain principal stockholders and their relatives) of the $13.25 million of convertible subordinated debt each converted their notes to common stock of the Company, and Conseco exercised its 500,000 warrants, Conseco would own approximately 53% of the total outstanding common stock of the Company.

The  Company  also  agreed  to  issue  $1.5  million  of  12.00%  convertible subordinated  debt  in  exchange  for  a  like amount of 12.00% unsecured debt
currently  held  by  certain  principal  stockholders.    This  convertible
subordinated debt has terms identical to the debt issuable to Conseco in connection with any amounts funded under the guarantee, except that this debt is not convertible until conversion by Conseco.



                                   --More--
The effectiveness of the warrants and the conversion feature of the $10.0 million of convertible subordinated debt issuable to Conseco and the $1.5 million of convertible subordinated debt issued to certain principal stockholders are each subject to approval by shareholders at an upcoming special shareholders' meeting. Subject to such approval, each would be exercisable or convertible as described above, and the conversion price on the existing $13.25 million of convertible subordinated debt would be reduced as described above.

General Acceptance Corporation is a specialized consumer finance company principally engaged in purchasing and servicing installment sale contracts relating to the sale of used automobiles to consumers with limited access to traditional financing sources. The Company acquires these contracts from used vehicle dealerships operated by the Company as well as from unaffiliated dealers. The Company is headquartered in Bloomington, Indiana, and has regional offices in Indiana, Ohio and Florida and company-owned used vehicle dealerships in Indiana, Ohio, Florida, Missouri and Illinois.

The  Company's  stock  is  traded  on  NASDAQ  under  the  symbol  "GACC."


























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